UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA

92121

(Address of principal executive offices)

(Zip code)

James Ash

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

10/31

Date of reporting period: 4/30/12

Item 1.  Reports to Stockholders.

DUNHAM
& ASSOCIATES

WHEN PERFORMANCE COUNTS

April 30, 2012

SEMI-ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Monthly Distribution Fund

Dunham Corporate/Government Bond Fund

Dunham High-Yield Bond Fund

Dunham Loss Averse Growth Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Large Cap Growth Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

THIS REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dear Fellow Shareholders,

Our fiscal year began on November 1, 2011 and although it did not begin with tragic tsunamis, earthquakes, and global riots, in our view, the opening months did carry some of the volatility that we witnessed during the previous fiscal year.

We believe this volatility began to subside as the new fiscal year progressed. In a reversal from what we witnessed in the previous months, U.S. stocks and bonds have generally rallied for the majority of the time since the new fiscal year began.

The global markets experienced a large rally in December as somewhat more positive economic news filled U.S. headlines. The European Central Bank provided fast liquidity relief directly to banks across the euro-zone, and Chinese banking authorities expressed their interest in easing monetary policy to boost growth. However, foreign stocks appear to have continued to reflect the concerns among investors regarding euro-zone sovereign debt issues and a potentially sharp slowdown in Chinese economic growth. As a result, foreign stocks posted negative returns during four of the past six months.

Generally, fixed income remained positive throughout the first six months of this fiscal year, as investors vacillated between searching for yield and then returning to perceived safety. In fact, at one point in the past six-month period, long-term Treasuries had fallen more than 8.4 percent as many investors made this “risk-on / risk-off” transition.

Although we saw what we consider to be a considerable increase in capital appreciation across many asset classes over the past six months, we continue to remain cautious, keeping a watchful eye on what is transpiring both within the U.S. and overseas.

Amid the excitement, we introduced the Dunham Focused Large Cap Growth Fund, which is sub-advised by The Ithaka Group, LLC. This Fund’s objective is to maximize capital appreciation and it seeks to meet this objective by investing in a concentrated portfolio of growth stocks. We are confident that this enhancement to our offering will benefit our shareholders.

We consistently emphasize that the Dunham Funds and their Sub-Advisers generally use the market downturns as possible opportunities to capitalize on what they perceive as security mispricing. Therefore, we understand how emotions are sometimes more apparent in the price of securities or market fluctuations than the strength of the underlying fundamentals. These are often the opportunities that our Sub-Advisers seek to take advantage of when these securities re-emerge. We believe that this recent environment may have unveiled numerous opportunities across many asset classes. This is another reason that we believe a diversified portfolio helps to reduce overall volatility and that the various choices you have at Dunham can be combined to create a portfolio specific to your needs, while considering your concerns about the markets, both short-term and long-term.

We remain steadfast in our commitment to provide you with the highest level of service and an investment experience tailored to your unique needs and goals. Once again, thank you for your continued trust and the confidence that you have placed in us. At Dunham, we take that very seriously.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

April 30, 2012

Investments are subject to risks and fluctuate in value. Diversification does not guarantee a profit or ensure against a loss.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, LLC)

The IQ Hedge Market Neutral Beta Index rose 0.6 percent over the six-month period ending April 30, 2012. Broad market neutral investment strategies rebounded from weak performance at the start of the fiscal year to post very strong December and January returns. Still, the latter months of the second fiscal quarter saw performance modestly decline. Merger arbitrage strategies comprise the largest single strategy in the Fund, and the HFRX ED: Merger Arbitrage Index rose 1.5 percent in the first half of the fiscal year. In contrast, the HFRX Macro/CTA Index fell 0.9 percent over the same period, as global macro strategies struggled to keep pace with other alternative investments.

Over the six month period, the largest single strategy allocation within the Fund was devoted to merger arbitrage (“merger arb”), ranging from an approximate 45 to 50 percent allocation over both fiscal quarters. The second fiscal quarter did see the allocation reach the higher end of this range. A cash acquisition merger arb position may see the Sub-Adviser simply purchase the target company’s stock, as there typically will remain some discount below the offering price until the deal is closed. In a stock-for-stock merger arbitrage investment, the Sub-Adviser may purchase the shares of the firm being acquired, while shorting the stock of the acquiring firm, with the intention of realizing the “spread” between the two stocks upon the merger’s successful completion. The Sub-Adviser may also create “synthetic” short positions by utilizing options and swaps.

Both fiscal quarters saw the Sub-Adviser take part in a number of new merger deals, particularly abroad: Chinese hydraulic mining supplier Era Mining Machinery Ltd.’s (8043 HK) purchase for HK$6.1 billion by manufacturing conglomerate Caterpillar Inc. (CAT); Florida-based grocer Winn-Dixie Stores Inc. (WINN), being acquired for $560 million cash by fellow southern grocery chain Bi-Lo, which is owned by private equity firm Lone Star Funds; wide area network (WAN) optimizer and Internet security provider Blue Coat Systems, Inc. (BCSI), the leveraged buyout target of a $1.3 billion cash offer from a consortium of private equity investors including the Ontario Teachers’ Pension Plan and Thoma Bravo; and global mining conglomerate Glencore International PLC’s (GLEN LN) C$7.4 billion cash takeover of Canadian grain transporter Viterra Inc. (VT CN).

The Fund may also hold income-generating preferred stock shares, convertible bonds, and more traditional bonds. Though the Sub-Adviser slightly increased the allocations to both preferred stocks and bonds in the month of January, the second fiscal quarter saw allocations to each of these types of securities decline by several percentage points. Despite the lower allocations, the second fiscal quarter did see some turnover in this portion of the Fund: the Sub-Adviser did exit a position in Bank of America Corp. preferreds (060505682), while initiating a preferred stock position in Citigroup, Inc. (17306R204). New bond purchases were also made in PHH Corp 7.125% Due 3/1/13 (693320AF0), Patriot Coal Corp. Conv. Bond 3.25% Due 5/31/13 (70336TAA2), and Rite Aid Corp. 10.375% Due 7/15/2016 (767754BV5).

Furthermore, the Sub-Adviser has used its extensive experience with options to ameliorate the few occasions when it has invested in a deal that has not come to fruition. The Sub-Adviser believes that the Fund may still eke out a profit on the failed NYSE Euronext, Inc. (NYX)-Deutsche Boerse AG (DB1 GR) merger of exchanges. Though the deal was ultimately blocked by European anti-monopoly regulators, the spread on the deal turned negative and the Sub-Adviser was able to sell deep in the money calls. In the second fiscal quarter, pharmaceutical giant Roche Holdings AG’s (RO SW) repeated bids for life science gene sequencer Illumina, Inc. (ILMN) that were voted down by Illumina’s board of directors; the Sub-Adviser is currently writing a number of in-the-money covered calls to generate income as it exits Illumina stock.

Growth of $10,000 Investment - (Unaudited)

Monthly Distribution Fund - Class A
IQ Hedge Market Neutral Beta Index
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$11,092
$10,452
1/31/2009
7/31/2009
7/31/2010
1/31/2011
7/31/2011
4/30/2012

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (8/1/08)*
Class N	5.20%	1.93%	7.02%	N/A	4.03%**
Class C Class A with load of 5.75% Class A without load	4.67% (0.97)% 5.07%	0.90% (4.18)% 1.67%	5.95% 4.67% 6.76%	N/A N/A N/A	1.94% 1.19% 2.72%
IQ Hedge Market Neutral Beta Index	0.56%	(1.86)%	3.24%	N/A	2.80%

 * Westchester Capital Management, Inc. was named Sub-Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and   managed under a different Adviser.

** Class N commenced operations on September 29, 2008.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.57% for Class N, 3.57% for Class C and 2.82% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited)
April 30, 2012

Security		Shares		Market Value
COMMON STOCK - 56.6%
AEROSPACE/DEFENSE - 0.0%
Goodrich Corp.		118		$ 14,804

BANKS - 1.7%
Citigroup, Inc. ^		30,000		991,200
KeyCorp ^		167,800		1,349,112
				2,340,312
BEVERAGES - 0.6%
Molson Coors Brewing Co. ^		20,400		848,232

BIOTECHNOLOGY - 4.5%
Amylin Pharmaceuticals, Inc. * ^		39,000		1,010,490
Ardea Biosciences, Inc. *		111,900		3,565,134
Illumina, Inc. * ^		35,600		1,585,268
				6,160,892
COMMERCIAL SERVICES - 2.5%
Dollar Thrifty Automotive Group * # ^		41,700		3,371,862

CHEMICALS - 5.7%
Huntsman Corp. # ^		226,000		3,200,160
Solutia, Inc. #		160,900		4,559,906
				7,760,066
DIVERSIFIED FINANCIAL SERVICES - 2.1%
NYSE Euronext ^		14,911		383,958
Osaka Securities Exchange Co. Ltd.		209		1,194,398
TMX Group, Inc.		28,754		1,309,745
				2,888,101
ELECTRIC - 3.6%
Exelon Corp.		35,753		1,394,724
Progress Energy, Inc. #		64,800		3,448,656
				4,843,380
FOOD - 2.4%
Kraft Foods, Inc. - Cl. A ^		50,700		2,021,409
Sara Lee Corp. ^		55,700		1,227,628
				3,249,037
HEALTHCARE-PRODUCTS - 0.5%
Gen-Probe, Inc. *		8,200		668,710

HOUSEHOLD PRODUCTS - 1.2%
Kimberly-Clark Corp. ^		21,300		1,671,411

INSURANCE - 1.5%
Delphi Financial Group, Inc. #		15,100		685,842
Hartford Financial Services Group, Inc. ^		64,900		1,333,695
				2,019,537
INTERNET - 2.9%
Alibaba.com Ltd. *		795,000		1,365,018
Liberty Interactive Corp. * ^		36,100		680,124
Tudou Holdings Ltd. - ADR *		33,600		1,210,944
Yahoo!, Inc. * ^		42,500		660,450
				3,916,536
MACHINERY-CONSTRUCTION & MINING - 0.2%
ERA Mining Machinery Ltd. *		2,937,200		333,183

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2012

Security		Shares		Market Value
MEDIA - 0.5%
Astral Media, Inc.		14,200		$ 701,520

MINING - 0.0%
Pan American Silver Corp.		160		3,122

MISCELLANEOUS MANUFACTURING - 3.4%
General Electric Co. # ^		180,200		3,528,316
Neo Material Technologies, Inc. *		94,600		1,042,707
				4,571,023
OIL & GAS - 5.3%
BP PLC - ADR # ^		73,000		3,168,930
Chesapeake Energy Corp. ^		43,600		803,984
ConocoPhillips # ^		29,000		2,077,270
EXCO Resources, Inc. ^		62,627		459,682
Sunoco, Inc. ^		13,300		655,557
				7,165,423
PHARMACEUTICALS - 3.6%
Abbott Laboratories ^		22,400		1,390,144
Catalyst Health Solutions, Inc. *		23,600		2,038,332
Express Scripts Holding Co. *		3		167
Pfizer, Inc. ^		46,400		1,063,952
Warner Chilcott PLC * ^		19,800		430,650
				4,923,245
PIPELINES - 0.2%
El Paso Corp.		9,700		287,799

RETAIL - 0.2%
Gap, Inc. ^		10,600		302,100

SEMICONDUCTORS - 1.6%
Novellus Systems, Inc. * #		45,233		2,114,643

SOFTWARE - 1.0%
CA, Inc. # ^		50,000		1,321,000

TELECOMMUNICATIONS - 7.7%
AT&T, Inc. # ^		65,350		2,150,668
CenturyLink, Inc. # ^		69,900		2,695,344
TELUS Corp.		84,400		4,955,124
Verizon Communications, Inc. ^		14,700		593,586
				10,394,722
TRANSPORTATION - 3.6%
Viterra, Inc.		246,200		3,965,116
Viterra, Inc.		58,400		941,058
				4,906,174

TOTAL COMMON STOCK (Cost - $75,417,013)				76,776,834

CLOSED-END FUNDS - 1.1%
Eaton Vance Floating-Rate Income Trust #		92,807		1,508,114
TOTAL CLOSED-END FUNDS (Cost $1,508,624)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2012

Security		Dividend
PREFERRED STOCK - 20.2%	Shares	Rate		Market Value
BANKS - 15.1%
Bank of America Corp. #	61,173	8.200%		$ 1,548,900
Countrywide Capital IV #	70,000	6.750		1,661,800
Countrywide Capital V #	140,950	7.000		3,357,429
GMAC Capital Trust I #	140,900	8.125		3,374,555
KeyCorp #	17,495	7.750		1,946,648
National Westminster Bank PLC #	132,600	7.763		3,016,650
Royal Bank of Scotland Group PLC #	56,035	7.250		1,238,934
Wells Fargo & Co. #	2,500	7.500		2,800,075
				18,944,991
DIVERSIFIED FINANCIAL SERVICES - 2.7%
Citigroup Capital IX #	147,500	6.000		3,545,900
Citigroup Capital VIII	70,000	6.950		1,740,900
				5,286,800
ELECTRIC - 2.4%
Southern California Edison Co. #	3,000,000	6.250		3,137,160

TOTAL PREFERRED STOCK (Cost - $27,246,814)				27,368,951

	Principal	Interest	Maturity
BONDS & NOTES - 8.1%	Amount	Rate	Date
COAL - 1.9%
Patriot Coal Corp.	$ 2,762,000	3.250%	5/31/2013	2,596,280

COMMERCIAL SERVICES - 0.8%
PHH Corp.	1,000,000	7.125	3/1/2013	1,020,000

DIVERSIFIED FINANCIAL SERVICES- 2.8%
Goldman Sachs Capital I #	4,000,000	6.345	2/15/2034	3,740,916

RETAIL - 1.0%
Rite Aid Corp.	1,257,000	10.375	7/15/2016	1,332,420

SEMICONDUCTORS - 0.4%
Advanced Micro Devices, Inc. #	520,000	5.750	8/15/2012	527,150

TELECOMMUNICATIONS - 1.2%
Level 3 Financing, Inc.	1,612,000	8.750	2/15/2017	1,676,480

SAVINGS & LOANS - 2.6%
Washington Mutual, Inc. ***	957,000	4.200	1/15/2010	35,026
Washington Mutual, Inc. ***	629,000	5.000	3/22/2012	25,349
Washington Mutual, Inc. ***	1,244,000	5.250	9/15/2017	47,894
Washington Mutual, Inc. ***	157,000	5.500	8/24/2011	4,788
				113,057

TOTAL BONDS & NOTES (Cost - $11,273,038)				11,006,303

PURCHASED PUT OPTIONS - 1.5%			Contracts**	Market Value
Abbott Labs, Expiration May 2012, Exercise Price $52.50			224	$ 448
American Eagle Outfitters, Expiration May 2012, Exercise Price $10.00			1847	9,235
Amylin Pharmaceuticals, Inc, Expiration June 2012, Exercise Price $20.00			108	3,726
Amylin Pharmaceuticals, Inc, Expiration May 2012, Exercise Price $20.00			282	1,692
AT&T, Inc., Expiration May 2012, Exercise Price $25.00			654	654
BP PLC, Expiration July 2012, Exercise Price $39.00			133	8,645

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2012

Security			Contracts**	Market Value
PURCHASED PUT OPTIONS (Continued)- 1.5%
BP PLC, Expiration July 2012, Exercise Price $40.00			249	$ 22,410
BP PLC, Expiration July 2012, Exercise Price $37.00			281	11,240
CA, Inc., Expiration May 2012, Exercise Price $22.00			250	2,500
CenturyLink, Inc., Expiration July 2012, Exercise Price $32.00			47	705
CenturyLink, Inc., Expiration July 2012, Exercise Price $33.00			286	5,720
Chesapeake Energy Corporation, Expiration May 2012, Exercise Price $16.00			436	13,516
ConocoPhillips, Expiration May 2012, Exercise Price $60.00			290	1,450
Gap, Inc., Expiration June 2012, Exercise Price $21.00			106	530
General Electric Co., Expiration May 2012, Exercise Price $15.00			1,765	1,765
Hartford Financial Services Group, Inc., Expiration June 2012, Exercise Price $17.00			145	2,465
Hartford Financial Services Group, Inc., Expiration June 2012, Exercise Price $14.00			431	1,724
Huntsman Corp, Expiration August 2012, Exercise Price $11.00			1,057	31,710
Huntsman Corp, Expiration May 2012, Exercise Price $8.00			2,077	10,385
Keycorp, Expiration June 2012, Exercise Price $5.00			839	10,068
Kinder Morgan, Inc., Expiration June 2012, Exercise Price $45.00			314	376,800
Kinder Morgan, Inc., Expiration June 2012, Exercise Price $40.00			411	295,920
Kraft Foods, Inc., Expiration June 2012, Exercise Price $33.00			104	728
Kraft Foods, Inc., Expiration June 2012, Exercise Price $32.00			202	1,414
Liberty Media Holding Corp., Expiration May 2012, Exercise Price $15.00			361	16,245
Molson Coors Brewing Co., Expiration July 2012, Exercise Price $35.00			204	4,080
Molycorp, Inc., Expiration September 2012, Exercise Price $40.00			115	167,325
Pfizer, Inc., Expiration July 2012, Exercise Price $17.00			464	2,088
Sara Lee Corp., Expiration May 2012, Exercise Price $18.00			586	2,930
SPDR S&P 500 ETF Trust, Expiration May 2012 , Exercise Price $136.00			102	7,140
SPDR S&P 500 ETF Trust, Expiration May 2012 , Exercise Price $138.00			103	11,948
Warner Chilcott PLC, Expiration June 2012, Exercise Price $18.00			198	11,682
Williams Cos., Inc., Expiration May 2012, Exercise Price $20.00			393	1,179
Yahoo, Inc., Expiration July 2012, Exercise Price $12.00			425	2,763
Youku.com., Inc., Expiration September 2012, Exercise Price $40.00			536	951,400
TOTAL PURCHASED PUT OPTIONS (Cost - $2,478,867)				1,994,230

SHORT-TERM INVESTMENTS - 3.4%			Interest
MONEY MARKET FUND - 3.4%	Shares		Rate
First American Government Obligations Fund	4,604,986		0.00%+	4,604,986
TOTAL SHORT-TERM INVESTMENTS (Cost - $4,604,986)

TOTAL INVESTMENTS - 90.9% (Cost - $122,529,342)				$ 123,259,418
CASH AND OTHER ASSETS LESS LIABILITIES- 9.1%				12,313,649
NET ASSETS - 100.0%				$ 135,573,067

* Non-Income producing security.
** Each Purchased Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
*** Issuer in default on interest payment; non-interest producing security.
+ Variable rate security. Interest rate is as of April 30, 2012.
^ Subject to call option written.

# All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at April 30, 2012.  Total collateral had a market value of $62,218,714 at April 30, 2012.

Security			Contracts ++	Market Value
SCHEDULE OF WRITTEN CALL OPTIONS - (1.5)%
Abbott Labs, Expiration May 2012, Exercise Price $57.50			224	$ 101,920
Amylin Pharmaceuticals, Inc, Expiration May 2012, Exercise Price $22.00			282	112,095
Amylin Pharmaceuticals, Inc, Expiration June 2012, Exercise Price $23.00			108	37,800
AT&T, Inc., Expiration July 2012, Exercise Price $30.00			577	175,985
AT&T, Inc., Expiration May 2012, Exercise Price $31.00			77	14,476
BP PLC, Expiration July 2012, Exercise Price $45.00			306	30,294

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2012

Security			Contracts ++	Market Value
SCHEDULE OF WRITTEN CALL OPTIONS (Continued) - (1.5)%
BP PLC, Expiration July 2012, Exercise Price $46.00			249	$ 16,932
British Sky Broadcasting Group, Expiration May 2012, Exercise Price GBP 7.00			13	1,530
CA, Inc., Expiration May 2012, Exercise Price $26.00			500	42,500
CenturyLink, Inc., Expiration July 2012, Exercise Price $39.00			571	34,260
CenturyLink, Inc., Expiration July 2012, Exercise Price $38.00			95	10,925
Chesapeake Energy Corporation, Expiration May 2012, Exercise Price $18.00			436	56,244
Citigroup, Inc., Expiration May 2012, Exercise Price $33.00			300	29,100
ConocoPhillips, Expiration May 2012, Exercise Price $70.00			290	63,800
Dollar Thrifty Automotive Group, Expiration May 2012, Exercise Price $75.00			106	69,960
Dollar Thrifty Automotive Group, Expiration July 2012, Exercise Price $85.00			5	1,275
Duke Energy Corp., Expiration July 2012, Exercise Price $21.00			473	28,380
EXCO Resources, Inc., Expiration June 2012, Exercise Price $7.00			75	6,000
Exelon Corp., Expiration July 2012, Exercise Price $40.00			116	2,900
Exelon Corp., Expiration May 2012, Exercise Price $39.00			95	2,850
Exelon Corp., Expiration June 2012, Exercise Price $39.00			15	675
Gap, Inc., Expiration June 2012, Exercise Price $25.00			106	40,015
General Electric Co., Expiration May 2012, Exercise Price $18.00			1,802	290,122
Hartford Financial Services Group, Inc., Expiration June 2012, Exercise Price $18.00			431	120,034
Hartford Financial Services Group, Inc., Expiration June 2012, Exercise Price $20.00			218	28,449
Huntsman Corp., Expiration August 2012, Exercise Price $13.00			2,113	422,600
Huntsman Corp., Expiration May 2012, Exercise Price $14.00			103	7,210
Huntsman Corp., Expiration May 2012, Exercise Price $15.00			21	714
Huntsman Corp., Expiration August 2012, Exercise Price $15.00			13	1,300
Illumina, Inc., Expiration June 2012, Exercise Price $42.00			85	31,450
Illumina, Inc., Expiration June 2012, Exercise Price $40.00			75	39,750
Illumina, Inc., Expiration May 2012, Exercise Price $40.00			74	35,520
Illumina, Inc., Expiration June 2012, Exercise Price $41.00			72	31,680
Keycorp, Expiration June 2012, Exercise Price $7.00			839	87,256
Keycorp, Expiration June 2012, Exercise Price $8.00			839	26,009
Kimberly Clark Corp., Expiration July 2012, Exercise Price $70.00			213	183,180
Kinder Morgan, Inc., Expiration June 2012, Exercise Price $40.00			351	14,040
Kinder Morgan, Inc., Expiration June 2012, Exercise Price $45.00			314	4,710
Kraft Foods, Inc., Expiration June 2012, Exercise Price $38.00			507	104,949
Lam Research Corp., Expiration June 2012 , Exercise Price $31.00			388	419,040
Lam Research Corp., Expiration June 2012 , Exercise Price $32.00			69	67,275
Liberty Media Holding Corp., Expiration May 2012, Exercise Price $18.00			361	88,445
Molson Coors Brewing Co., Expiration July 2012, Exercise Price $40.00			204	46,920
Molycorp, Inc., Expiration September 2012, Exercise Price $40.00			115	6,670
NYSE Euronext, Expiration June 2012, Exercise Price $27.00			64	2,048
NYSE Euronext, Expiration June 2012, Exercise Price $28.00			64	960
NYSE Euronext, Expiration May 2012, Exercise Price $29.00			12	24
Pfizer, Inc., Expiration July 2012, Exercise Price $21.00			464	93,728
Sara Lee Corp., Expiration May 2012, Exercise Price $21.00			586	65,925
SPDR S&P 500 ETF Trust, Expiration May 2012 , Exercise Price $143.00			52	2,652
Sunoco, Inc., Expiration June 2012 , Exercise Price $48.00			79	15,800
Sunoco, Inc., Expiration August 2012 , Exercise Price $47.00			54	17,820
SXC Health Solutions Corp., Expiration July 2012, Exercise Price $87.50			65	49,400
SXC Health Solutions Corp., Expiration July 2012, Exercise Price $85.00			56	48,160
Verizon Communications, Inc., Expiration May 2012, Exercise Price $37.00			147	48,510
Warner Chilcott PLC, Expiration June 2012, Exercise Price $21.00			198	37,422
Xstrata PLC, Expiration June 2012, Exercise Price GBP 10.60			88	174,288
Xstrata PLC, Expiration May 2012, Exercise Price GBP 11.00			68	86,657
Xstrata PLC, Expiration June 2012, Exercise Price GBP 11.00			29	42,841
Yahoo, Inc., Expiration July 2012, Exercise Price $14.00			425	77,350
Youku.com, Inc., Expiration September 2012, Exercise Price $40.00			536	21,440
TOTAL WRITTEN CALL OPTIONS - (Proceeds - $3,573,631)				3,722,265

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2012

Security			Contracts ++	Market Value
SCHEDULE OF WRITTEN PUT OPTIONS - (0.0)%
Barnes & Noble, Expiration May 2012, Exercise Price $12.00			1,011	$ 5,055
SPDR S&P 500 ETF Trust, Expiration May 2012, Exercise Price $130.00			51	969
SPDR S&P 500 ETF Trust, Expiration May 2012, Exercise Price $132.00			70	2,100
TOTAL WRITTEN PUT OPTIONS - (Proceeds - $60,155)				8,124

++ Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

SECURITIES SOLD SHORT - (10.8)%			Shares	Market Value
Duke Energy Corp.			122,020	$ 2,614,889
Eastman Chemical Co.			19,308	1,042,053
Hertz Global Holdings Inc.			23,745	365,910
Johnson & Johnson			43,054	2,802,385
Kinder Morgan Inc./Delaware			124,024	284,015
Kinder Morgan Inc./Delaware			46,387	1,665,293
Lam Research Corp.			5,063	210,874
SPDR S&P 500 ETF Trust			2,400	335,448
SXC Health Solutions Corp.			3,500	317,030
TELUS Corp.			84,400	5,068,617
TOTAL SECURITIES SOLD SHORT - (Proceeds - $13,976,328)				14,706,514

				Unrealized
LONG EQUITY SWAP CONTRACTS- (0.2)%				Appreciation/ (Depreciation)
British Sky Broadcasting Group Equity Swap, JP Morgan - September 17, 2012				(307,230)
to receive total return of British Sky Broadcasting less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $2,168,455)

Charter Hall Office REIT Equity Swap, JP Morgan - February 21, 2013				(204,271)
to receive total return of Charter Hall Office REIT less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,327,225)

El Paso Corporation Equity Swap, JP Morgan - February 13, 2013				34,298
to receive total return of El Paso Corporation less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $8,080,744)

Goodrich Corp. Equity Swap, JP Morgan - October 17, 2012				213,380
to receive total return of Goodrich Corp. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $5,964,145)

Goodrich Corp. Equity Swap, JP Morgan - February 10, 2013				(173)
to receive total return of Goodrich Corp. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $2,168,122)

International Power PLC Equity Swap, JP Morgan - April 5, 2013				97,848
to receive total return of International Power PLC less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $4,317,948)

Motorola Mobility Holdings Equity Swap, JP Morgan - February 13, 2013				(32,821)
to receive total return of Motorola Mobility Holdings less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $7,052,797)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Unaudited) (Continued)
April 30, 2012
				Unrealized
LONG EQUITY SWAP CONTRACTS (Continued) - (0.2)%				Appreciation/ (Depreciation)
Synthes Inc. Equity Swap, JP Morgan - September 17, 2012				$ 19,858
to receive total return of Synthes less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $7,409,625)

TNT Express NV Equity Swap, JP Morgan -March 26, 2013				2,186
to receive total return of TNT Express NV less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $3,048,948)

Xstrata PLC Equity Swap, JP Morgan - February 10, 2013				(12,756)
to receive total return of Xstrata PLC less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $3,549,128.90)
TOTAL LONG EQUITY SWAP CONTRACTS				$ (189,681)

Portfolio Composition * - Unaudited
Financial	30.32%	Utilities		6.59%
Consumer, Non-cyclical	18.09%	Basic Materials		6.41%
Communications	13.77%	Funds		3.80%
Energy	8.29%	Technology		3.27%
Industrial	8.11%	Consumer, Cyclical		1.35%
		Total		100.00%

* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Bonds broadly started the fiscal year in positive territory but this trend did not continue through the latter portion of the second fiscal quarter. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, did end the second fiscal quarter in positive territory but were only up 0.2 percent. This paled in comparison to the previous fiscal quarter where these same bonds increased close to 2.5 percent, bringing six-month performance to 2.7 percent. Long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, fell 1.5 percent over the second fiscal quarter, contributing to a steepening yield curve. This negative performance came on the heels of rising 5.6 percent in the first fiscal quarter. Broad investment-grade bonds, as measured by the Barclays Aggregate Bond Index, ended the second fiscal quarter up 0.5 percent, primarily due to the relative outperformance of corporate bonds, as measured by the BofA ML U.S. Corporate Bond Master Index, which increased 1.5 percent over the second fiscal quarter. Over the six-month period ending April 30, 2012, broad investment-grade bonds and corporate bonds rose 2.4 percent and 3.8 percent, respectively.

In contrast to the first fiscal quarter, long-term Treasuries underperformed intermediate-term Treasuries in the second fiscal quarter as investors generally sold out of the relatively low-yielding long-term Treasuries and redeemed less from those at the middle of the yield curve. Long-term Treasury yields ended the second fiscal quarter close to 2.9 percent, which was almost 1.3 percent lower than the end of April 2011. Announcements from the Federal Reserve that “Operation Twist” would be allowed to expire this year and that further easing would require a more dire environment than current conditions also contributed to the sell-off. Over the past 12 months, long-term and intermediate-term Treasuries were up 25.1 percent and 10.2 percent, respectively.

The Sub-Adviser continues to be pleased with the progression of the European Central Bank’s Long-Term Refinance Operation. This program offers banks three-year loans at a discount against a wider-than-usual range of collateral. The Sub-Adviser believes that the increased liquidity that the program provides the banking sector will in-turn affect borrowing across countries including the United States. In addition, during the last two fiscal quarters, the Greek debt negotiations continued to progress and helped to spur some of the rally into higher-yielding investments such as corporate bonds and stocks. This rally also contributed to the relative outperformance of high-yield bonds. High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, increased 6.4 percent over the six-month period, outperforming both investment-grade bonds and Treasuries, in general. The Sub-Adviser has slightly reduced the Fund’s exposure to high-yield bonds to approximately 17 percent, down from 20 percent at the beginning of the fiscal year.

The Sub-Adviser maintained an underweight to non-agency mortgage-backed securities, as it continued to be concerned with volatility and uncertainty in the space.  Mortgage-backed securities as a whole, as measured by the BofA ML Mortgage Master Index, rose 2.1 percent during the six-month period. This underweight did slightly benefit relative performance, but the Sub-Adviser’s decision to specifically overweight commercial mortgage-backed securities (CMBS) strongly contributed to relative performance. Commercial mortgage-backed securities in general, as measured by the BofA ML CMBS Fixed Rate Index, rose 5.0 percent over the same time period. In the second fiscal quarter, the Sub-Adviser was initially concerned with the effect that the Maiden Lane III portfolio (created by the bailout of American International Group in 2008) liquidation of $7.5 billion in CMBS would have on the market. The results that were released at the end of the second fiscal quarter showed that there was in fact adequate demand to absorb the influx in supply, providing widespread relief in the CMBS market.

The Sub-Adviser remains optimistic about the U.S. economy and is cautious about Europe as the pending results of elections in Greece and France may affect the progress of the debt resolutions in the European Union. Therefore, the Sub-Adviser believes that volatility and investor uncertainty may remain high in the near-term and remains concerned that smaller emerging markets countries that depend in some way on European banks for financing may be vulnerable to tighter credit. The Sub-Adviser generally believes that the U.S. economy may see some additional improvement in the near future, but that the expiration of Operation Twist and the lower likelihood of additional stimulus will generally reduce investors’ appetite for riskier securities.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	4.45%	5.83%	8.18%	6.34%	5.24%
Class C Class A with load of 4.50% Class A without load	4.08% (0.42)% 4.25%	5.06% 0.83% 5.59%	7.38% 6.25% 7.90%	5.54% 5.10% 6.07%	4.47% 4.79%* 5.69%*
Barclays Aggregate Bond Index	2.44%	7.54%	7.06%	6.37%	5.50%

*Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.30% for Class N, 2.05% for Class C and 1.55% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited)
April 30, 2012
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
CORPORATE NOTES & BONDS - 39.9%
AGRICULTURE - 0.4%
American Rock Salt Co. LLC/American Rock Capital Corp. - 144A	$ 375,000	8.2500%		5/1/2018	$ 330,000

BANKS - 7.3%
Ally Financial, Inc.	430,000	5.5000		2/15/2017	437,525
Bank of America Corp.	165,000	5.0000		5/13/2021	163,459
Bank of America Corp.	265,000	5.6250		7/1/2020	273,125
Bank of America Corp.	360,000	5.7500		8/15/2016	374,800
Capital One Financial Corp.	205,000	6.1500		9/1/2016	227,628
Capital One Financial Corp.	115,000	7.3750		5/23/2014	127,591
Citigroup Inc.	536,000	5.0000		9/15/2014	555,103
Goldman Sachs Group, Inc.	140,000	5.1250		1/15/2015	147,773
Goldman Sachs Group, Inc.	375,000	5.7500		1/24/2022	392,302
Goldman Sachs Group, Inc.	190,000	6.0000		6/15/2020	202,283
JPMorgan Chase & Co.	235,000	3.4500		3/1/2016	245,690
JPMorgan Chase & Co.	255,000	5.1250		9/15/2014	273,592
JPMorgan Chase & Co.	125,000	7.9000	+	Perpetual	137,430
KeyCorp	215,000	5.1000		3/24/2021	241,110
Morgan Stanley	180,000	5.5500		4/27/2017	182,124
Morgan Stanley	190,000	5.7500		1/25/2021	186,878
Regions Financial Corp.	445,000	0.6437	+	6/26/2012	444,582
Regions Financial Corp.	245,000	4.8750		4/26/2013	251,774
Regions Financial Corp.	145,000	5.7500		6/15/2015	152,256
Resona Bank Ltd. - 144A	165,000	5.8500	+	Perpetual	171,843
SunTrust Banks, Inc.	45,000	5.2500		11/5/2012	45,905
Wells Fargo & Co.	190,000	3.6760	+	6/15/2016	204,036
Wells Fargo & Co.	170,000	4.6000		4/1/2021	187,075
					5,625,884
BEVERAGES - 0.8%
Beverages & More, Inc. - 144A	270,000	9.6250		10/1/2014	284,850
Heineken NV - 144A	320,000	3.4000		4/1/2022	323,994
					608,844
BIOTECHNOLOGY - 0.3%
Gilead Sciences, Inc.	180,000	4.4000		12/1/2021	194,481

CHEMICALS - 1.7%
Chevron Phillips Chemical Co. LLC/LP - 144A	305,000	4.7500		2/1/2021	344,019
Chevron Phillips Chemical Co. LLC/LP - 144A	295,000	7.0000		6/15/2014	330,456
Dow Chemical Co.	105,000	4.2500		11/15/2020	111,039
Dow Chemical Co.	275,000	5.9000		2/15/2015	308,825
Dow Chemical Co.	205,000	6.0000		10/1/2012	209,200
					1,303,539
COMMERCIAL SERVICES - 0.6%
DynCorp International, Inc.	300,000	10.3750		7/1/2017	258,000
Lender Processing Services, Inc.	170,000	8.1250		7/1/2016	177,437
					435,437
DIVERSIFIED FINANCIAL SERVICES - 4.1%
American Express Co.	245,000	7.2500		5/20/2014	273,714
Bear Stearns Cos LLC	205,000	7.2500		2/1/2018	248,890

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2012
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
DIVERSIFIED FINANCIAL SERVICES - 4.1% (continued)
E*TRADE Financial Corp.	$ 285,000	7.8750%		12/1/2015	$ 290,344
Ford Motor Credit Co. LLC	200,000	5.0000		5/15/2018	216,000
General Electric Capital Corp.	360,000	1.8750		9/16/2013	364,756
General Electric Capital Corp.	360,000	4.6500		10/17/2021	390,330
GFI Group Inc.	410,000	8.3750		7/19/2018	380,275
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	170,000	8.0000		1/15/2018	181,262
International Lease Finance Corp.	360,000	4.8750		4/1/2015	357,750
Oppenheimer Holdings, Inc.	280,000	8.7500		4/15/2018	285,600
Woodside Finance, Ltd. - 144A	165,000	4.6000		5/10/2021	173,559
					3,162,480
ELECTRIC - 1.7%
Calpine Corp. - 144A	185,000	7.5000		2/15/2021	197,025
Calpine Corp. - 144A	65,000	7.8750		7/31/2020	70,769
CMS Energy Corp.	85,000	2.7500		5/15/2014	85,106
CMS Energy Corp.	250,000	6.2500		2/1/2020	275,000
Dominion Resources, Inc.	85,000	8.8750		1/15/2019	115,808
Georgia Power Co.	100,000	6.0000		11/1/2013	107,910
Nevada Power Co.	125,000	6.5000		5/15/2018	154,280
Virginia Electric and Power Co.	265,000	5.4000		1/15/2016	304,912
					1,310,810
ENTERTAINMENT - 0.6%
AMC Entertainment, Inc.	265,000	9.7500		12/1/2020	256,719
Peninsula Gaming LLC / Peninsula Gaming Corp.	190,000	10.7500		8/15/2017	209,712
United Artists Theatre Circuit Inc. 1995-A Pass Through Trust *	3,933	9.3000		7/1/2015	3,948
					470,379
FOOD - 0.4%
Kraft Foods, Inc.	100,000	2.6250		5/8/2013	101,781
Kraft Foods, Inc.	170,000	6.1250		2/1/2018	204,155
					305,936
HEALTHCARE-PRODUCTS - 0.7%
Boston Scientific Corp.	205,000	6.0000		1/15/2020	238,136
Kinetic Concepts, Inc. / KCI USA, Inc. - 144A	335,000	12.5000		11/1/2019	309,038
					547,174
HEALTHCARE-SERVICES - 0.5%
Aviv Healthcare Properties LP / Aviv Healthcare Capital Corp.	180,000	7.7500		2/15/2019	188,325
Aviv Healthcare Properties LP / Aviv Healthcare Capital Corp. - 144A	135,000	7.7500		2/15/2019	138,544
Tenet Healthcare Corp. - 144A	80,000	6.2500		11/1/2018	83,300
					410,169
HOLDING COMPANIES-DIVERSIFIED - 0.2%
Hutchison Whampoa International 09/19 Ltd. - 144A	120,000	5.7500		9/11/2019	134,854

HOUSEHOLD PRODUCTS/WARES - 0.2%
Reynolds Group Issuer, Inc. - 144A	185,000	8.5000		2/15/2021	177,600

INSURANCE - 3.0%
Chubb Corp.	85,000	6.3750	+	3/29/2067	87,444
CNA Financial Corp.	355,000	5.8750		8/15/2020	388,483
Lincoln National Corp.	295,000	4.2000		3/15/2022	295,652
Lincoln National Corp.	275,000	7.0000		6/15/2040	322,168

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2012
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
INSURANCE - 3.0% (continued)
MetLife, Inc.	$ 235,000	5.0000%		6/15/2015	$ 259,069
Prudential Financial, Inc.	235,000	3.6250		9/17/2012	237,512
Prudential Financial, Inc.	145,000	6.2000		1/15/2015	160,405
Prudential Financial, Inc.	145,000	7.3750		6/15/2019	180,441
Prudential Financial, Inc.	195,000	8.8750	+	6/15/2038	232,294
QBE Capital Funding III Ltd. - 144A	200,000	7.2500	+	5/24/2041	183,293
					2,346,761
INTERNET - 0.5%
EarthLink, Inc.	380,000	8.8750		5/15/2019	374,300

INVESTMENT COMPANIES - 0.1%
Spencer Spirit Holdings Inc. / Spencer Gifts LLC / Spirit Halloween Superstores - 144A	80,000	11.0000		5/1/2017	89,400

LODGING - 0.0%
Caesars Entertainment Operating Co., Inc. - 144A	30,000	8.5000		2/15/2020	30,862

MEDIA - 2.7%
CCO Holdings LLC / CCO Holdings Capital Corp.	230,000	6.5000		4/30/2021	241,500
Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	145,000	8.6250		11/15/2017	156,056
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. - 144A	515,000	3.8000		3/15/2022	511,446
Discovery Communications LLC	120,000	3.7000		6/1/2015	128,538
DISH DBS Corp.	110,000	7.1250		2/1/2016	121,550
NBCUniversal Media LLC	235,000	2.1000		4/1/2014	240,090
NBCUniversal Media LLC	190,000	4.3750		4/1/2021	207,142
Time Warner Cable, Inc.	225,000	5.0000		2/1/2020	251,267
Time Warner Cable, Inc.	40,000	5.5000		9/1/2041	42,090
Time Warner Cable, Inc.	150,000	4.0000		9/1/2021	155,549
					2,055,228
METAL FABRICATE/HARDWARE - 0.0%
Valmont Industries, Inc.	10,000	6.6250		4/20/2020	11,643

MINING - 1.1%
BHP Billiton Finance USA Ltd.	215,000	1.6250		2/24/2017	215,890
Corp Nacional del Cobre de Chile - 144A	60,000	3.7500		11/4/2020	62,570
Freeport-McMoRan Copper & Gold, Inc.	245,000	3.5500		3/1/2022	242,578
Vale Overseas Ltd.	295,000	4.3750		1/11/2022	303,723
					824,761
OFFICE/BUSINESS EQUIPMENT - 0.3%
Xerox Corp.	230,000	4.5000		5/15/2021	239,189

OIL & GAS - 2.2%
Linn Energy LLC/Linn Energy Finance Corp.	360,000	7.7500		2/1/2021	377,100
OGX Austria GmbH - 144A	275,000	8.5000		6/1/2018	285,656
Petrobras International Finance Co. - Pifco	300,000	5.3750		1/27/2021	328,347
Petrohawk Energy Corp.	150,000	7.2500		8/15/2018	171,323
Phillips 66 - 144A	295,000	4.3000		4/1/2022	308,309
Phillips 66 - 144A	195,000	5.8750		5/1/2042	206,714
					1,677,449

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2012
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
OIL & GAS SERVICES - 0.2%
Weatherford International Ltd.	$ 175,000	4.5000%		4/15/2022	$ 180,530

PACKAGING & CONTAINERS - 0.2%
Ball Corp.	115,000	5.7500		5/15/2021	124,200
PHARMACEUTICALS - 0.9%
Express Scripts Holding Co. - 144A	310,000	2.6500		2/15/2017	315,926
Express Scripts Holding Co. - 144A	300,000	2.1000		2/12/2015	304,683
Express Scripts Holding Co.	75,000	5.2500		6/15/2012	75,406
					696,015
PIPELINES - 2.0%
Atmos Energy Corp.	305,000	6.3500		6/15/2017	359,924
Copano Energy LLC / Copano Energy Finance Corp.	30,000	7.1250		4/1/2021	31,575
El Paso Pipeline Partners Operating Co. LLC	345,000	7.5000		11/15/2040	413,137
Energy Transfer Partners LP	35,000	5.2000		2/1/2022	37,377
Energy Transfer Partners LP	205,000	6.5000		2/1/2042	218,017
Kinder Morgan Energy Partners LP	115,000	5.8500		9/15/2012	117,075
Plains All American Pipeline LP / PAA Finance Corp.	205,000	3.6500		6/1/2022	206,552
Plains All American Pipeline LP / PAA Finance Corp.	105,000	5.1500		6/1/2042	107,330
Spectra Energy Partners LP	80,000	4.6000		6/15/2021	84,179
					1,575,166
REITS - 2.1%
CNL Lifestyle Properties, Inc.	260,000	7.2500		4/15/2019	238,550
DDR Corp.	210,000	7.8750		9/1/2020	248,850
Digital Realty Trust LP	335,000	5.2500		3/15/2021	352,363
Duke Realty LP	365,000	5.9500		2/15/2017	408,687
Felcor Lodging LP	240,000	6.7500		6/1/2019	243,600
Ventas Realty LP / Ventas Capital Corp.	95,000	4.2500		3/1/2022	94,314
					1,586,364
RETAIL - 1.0%
Brown Shoe Co., Inc.	275,000	7.1250		5/15/2019	266,750
CVS Pass-Through Trust - 144A	110,036	7.5070		1/10/2032	136,758
Landry's Holdings, Inc. - 144A	260,000	11.5000		6/1/2014	261,628
Landry's, Inc. - 144A	125,000	9.3750		5/1/2020	127,187
					792,323
SOFTWARE - 0.2%
First Data Corp.	210,000	11.2500		3/31/2016	194,250

TELECOMMUNICATIONS - 3.6%
AT&T, Inc.	315,000	3.8750		8/15/2021	339,151
AT&T, Inc.	90,000	4.4500		5/15/2021	101,003
CenturyLink, Inc.	270,000	6.4500		6/15/2021	280,357
Cincinnati Bell, Inc.	370,000	8.3750		10/15/2020	367,225
GCI, Inc.	190,000	8.6250		11/15/2019	209,950
Goodman Networks, Inc. - 144A	350,000	12.1250		7/1/2018	350,875
NII Capital Corp.	345,000	7.6250		4/1/2021	322,575
UPCB Finance VI, Ltd. - 144A	265,000	6.8750		1/15/2022	271,956
Virgin Media Finance PLC	190,000	8.3750		10/15/2019	212,562
West Corp.	160,000	7.8750		1/15/2019	171,400
Windstream Corp.	180,000	7.0000		3/15/2019	183,375
					2,810,429

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2012
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
TOBACCO - 0.3%
Altria Group, Inc.	$ 75,000	9.2500%		8/6/2019	$ 102,482
Philip Morris International, Inc.	85,000	6.8750		3/17/2014	94,843
					197,325

TOTAL CORPORATE NOTES & BONDS (Cost - $29,381,703)					30,823,782

FOREIGN GOVERNMENT BOND - 0.4%
Mexico Government International Bond	295,000	4.7500		3/8/2044	303,130
TOTAL FOREIGN GOVERNMENT BOND (Cost - $290,757)

MORTGAGE BACKED SECURITIES - 6.9%
Bear Stearns Commercial Mortgage Securities 2005-PWR9 A4B	580,000	4.9430		9/11/2042	612,869
Bear Stearns Commercial Mortgage Securities 2007-T28 A3	150,000	5.7930		9/11/2042	158,965
Commercial Mortgage Pass Through Certificates 2007-C9 A4	180,000	6.0063	+	12/10/2049	208,631
Credit Suisse Mortgage Capital Certificates 2008-C1 AM - 144A	510,000	6.4084	+	2/15/2041	481,547
Credit Suisse Mortgage Capital Certificates 2006-C1 A3	24,579	5.5958	+	2/15/2039	25,709
Credit Suisse Mortgage Capital Certificates 2006-C1 A4	590,000	5.5958	+	2/15/2039	656,110
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4	310,000	6.0811	+	7/10/2038	354,945
JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CB18 A3	613,457	5.4470		6/12/2047	651,393
Morgan Stanley Capital I 2005-IQ10 A4B	510,000	5.2840	+	9/15/2042	554,649
Morgan Stanley Capital I 2006-HQ10 AM	125,000	5.3600		11/12/2041	132,301
Morgan Stanley Capital I 2006-IQ11 A4	790,000	5.8975	+	10/15/2042	890,370
Morgan Stanley Capital I 2007-T27 A4	440,000	5.8174	+	6/11/2042	508,372
Wachovia Bank Commercial Mortgage Trust 2006-C23 A5	90,000	5.4160	+	1/15/2045	100,469
TOTAL MORTGAGE BACKED SECURITIES (Cost - $5,056,793)					5,336,330

U.S. GOVERNMENT & AGENCIES -49.4%
U.S. GOVERNMENT AGENCY - 19.5%
Fannie Mae Pool 310041	454,162	6.5000		5/1/2037	515,025
Fannie Mae Pool 703391	650,611	5.0000		5/1/2033	711,462
Fannie Mae Pool 735061	151,395	6.0000		11/1/2034	168,941
Fannie Mae Pool 866009	288,692	6.0000		3/1/2036	320,303
Fannie Mae Pool 880117	120,851	5.5000		4/1/2036	133,639
Fannie Mae Pool 889883	1,771,229	6.5000		3/1/2038	2,010,186
Fannie Mae Pool 909141	46,207	6.0000		1/1/2038	51,491
Fannie Mae Pool 909153	45,721	6.0000		2/1/2038	50,950
Fannie Mae Pool 909175	123,979	5.5000		4/1/2038	136,712
Fannie Mae Pool 909220	224,130	6.0000		8/1/2038	249,645
Fannie Mae Pool 909223	122,566	6.0000		8/1/2038	136,519
Fannie Mae Pool 929191	332,080	6.0000		3/1/2038	370,057
Fannie Mae Pool 931983	1,085,892	5.5000		9/1/2039	1,199,194
Fannie Mae Pool 931995	189,341	5.0000		9/1/2039	208,372
Fannie Mae Pool 938574	908,435	5.5000		9/1/2036	998,234
Fannie Mae Pool 962752	98,500	5.0000		4/1/2038	110,172
Fannie Mae Pool 975649	616,963	6.0000		7/1/2038	688,703
Fannie Mae Pool AA7001	638,457	5.0000		6/1/2039	702,628

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2012
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
U.S. GOVERNMENT AGENCY - 19.5% (continued)
Fannie Mae Pool AD0727	$ 1,207,563	6.0000%		8/1/2039	$ 1,347,833
Fannie Mae Pool AE2496	231,549	4.5000		9/1/2040	255,007
Fannie Mae-Aces 1999-M2 B	507,749	6.5086	+	3/25/2029	589,003
Federal National Mortgage Association	485,000	0.0000	**	10/9/2019	388,281
Freddie Mac Gold Pool A46224	396,737	5.0000		7/1/2035	432,452
Freddie Mac Gold Pool A62582	65,312	6.0000		6/1/2037	72,095
Freddie Mac Gold Pool G01499	60,063	7.0000		1/1/2033	69,401
Freddie Mac Gold Pool G01980	741,460	5.0000		12/1/2035	816,443
Freddie Mac Gold Pool G03660	529,827	6.0000		12/1/2037	587,440
Freddie Mac Gold Pool G05888	233,768	5.5000		10/1/2039	255,776
Freddie Mac Gold Pool G06380	1,309,817	6.5000		2/1/2035	1,483,315
					15,059,279
U.S. TREASURY OBLIGATIONS - 29.9%
United States Treasury Bond	2,400,000	3.5000		2/15/2039	2,601,375
United States Treasury Note	6,530,000	2.0000		11/15/2021	6,596,831
United States Treasury Note	5,070,000	1.0000		8/31/2016	5,142,090
United States Treasury Note	5,020,000	0.2500		11/30/2013	5,020,392
United States Treasury Note	3,645,000	1.3750		11/30/2018	3,681,450
					23,042,138

TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $36,849,044)					38,101,417

BANK LOANS - 0.7%
Chrysler Group LLC	223,056	4.7500	+	5/24/2017	229,455
Pinnacle Foods Finance LLC	123,750	8.0000	+	4/16/2016	125,521
Roundy's Supermarkets	147,813	4.2500	+	5/10/2017	151,804
TOTAL BANK LOANS (Cost - $494,619)					506,780

		Dividend
	Shares	Rate
PREFERRED STOCK - 0.8%
BANKS - 0.5%
GMAC Capital Trust I	17,600	8.1250		2/15/2040	421,520

DIVERSIFIED FINANCIAL SERVICES - 0.3%
Citigroup Capital XIII	7,200	7.8750		10/30/2040	191,736

TOTAL PREFERRED STOCK (Cost - $620,000)					613,256

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Unaudited) (Continued)
April 30, 2012

SHORT-TERM INVESTMENTS - 2.4%	Principal Amount	Interest Rate
MONEY MARKET FUND - 2.4%
Fidelity Institutional Money Market Funds - Government Portfolio	1,890,091	0.0100	+		1,890,091
TOTAL SHORT-TERM INVESTMENTS (Cost - $1,890,091)

TOTAL INVESTMENTS - 100.5% (Cost - $74,583,007)					$ 77,574,786
OTHER LIABILITIES LESS ASSETS - (0.5) %					(411,372)
NET ASSETS - 100.0%					$ 77,163,414

+ Variable rate security. Interest rate is as of April 30, 2012.
* The value of this security has been determined in good faith under the policies of the Board of Trustees.
** Zero coupon security. Payment received at maturity.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - Unaudited
Government Bonds	49.12%	Preferred Stock			0.79%
Corporate Bonds	39.73%	Bank Loans			0.65%
Mortgage-Backed Securities	6.88%	Foreign Government Bonds			0.39%
Short-Term Investments	2.44%	Total			100.00%

* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

For the six months ending April 30, 2012, high-yield bonds, as measured by the BofA Merrill Lynch High-Yield Bond Cash Pay Index, continued to outperform broad investment-grade bonds, as measured by the Barclays Aggregate Bond Index, and broad Treasuries, as measured by the BofA Merrill Lynch Treasury Master Index. High yield bonds increased 6.4 percent, while broad investment-grade bonds increased 2.4 percent and broad Treasuries gained 1.8 percent.

Within the high-yield bond market, securities rated CCC and lower outperformed securities rated BB and securities rated B in the first half of the fiscal year. CCC-rated bonds increased 8.4 percent, while B-rated bonds increased 6.3 percent and BB-rated bonds gained 5.8 percent. During the first fiscal quarter, the outperformance of B-rated bonds over BB-rated and CCC-rated benefitted the Fund as the Sub-Adviser maintained a BB and B-rated bond bias. However, in the second fiscal quarter, the outperformance of CCC-rated bonds over BB and B-rated bonds detracted from the Funds relative performance due to the focus on BB and B-rated bonds.

The Sub-Adviser generally retained a low exposure to the debt of businesses tied to housing in the first fiscal quarter. This included the building materials, paper, forest products, and metals industries. In addition, the Sub-Adviser maintained an underweight in health care, as it believed that the health care sector may have increased volatility, well-above historical levels. This view was adopted primarily due to the large amount of health care high-yield bond issuers that are more service-oriented and therefore potentially impacted by health care cuts in the national budget. The Sub-Adviser did express interest in a related industry group, pharmaceuticals. Patheon, Inc. (70319WAA6), a drug developer and manufacturer in North America and Europe, was favored by the Sub-Adviser because of its relatively low financial leverage and its positioning within its marketplace. During the fiscal quarter, Patheon Inc. bonds were flat while high-yield bonds in the health care sector generally increased 3.6 percent. Although the bonds recently underperformed their sector peers in general, the Sub-Adviser believed that the bonds still offered an attractive risk/reward profile and plans to keep the holding in the Fund. As the European Central Bank made moves to enhance the liquidity, the Sub-Adviser was concerned whether investor appetite for the “refinancing bonds” would remain strong. Therefore, the Sub-Adviser limited the Fund’s exposure to companies that may be directly affected by a decreased level of interest in euro-zone sovereign debt.

In the second fiscal quarter, the Fund continued to maintain an underweight position in debt issued by the housing sector and related sectors, due to the Sub-Adviser still being skeptical on the housing recovery. The Fund benefitted from being underweight natural gas and related sectors such as natural gas production, utilities, and coal companies due to unusually warm winter weather driving natural gas prices down nearly 20 percent over the fiscal quarter. Adding value to the Fund was an overweight position in packaging companies such as Packaging Dynamics Corp. (695160AA9); which benefitted from the decline in natural gas prices. The Fund was overweight the financial services sector, banking in particular, with companies such as Synovus Financial Corporation (87161CAJ4) adding value to the Fund during the second fiscal quarter, posting a 4.0 percent gain. The Sub-Adviser believes banks have and will benefit from a steepening yield curve and the recovering economy. The Sub-Adviser was underweight the energy sector but added to positions due to recent weakness and a belief the sector could see demand going forward. During the second fiscal quarter, positions in oil and energy producers such as Chesapeake Energy Corporation (165167CG0) and NRG Energy, Inc. (629377BR2) were purchased and added to, respectively.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (7/1/05)
Class N	6.19%	4.18%	15.00%	5.69%	5.93%
Class C Class A with load of 4.50% Class A without load	5.74% 1.25% 6.01%	3.29% (0.67)% 3.96%	14.12% 12.97% 14.70%	4.90% 4.44% 5.41%	5.12% 4.46%* 5.36%*
BofA Merrill Lynch High-Yield Bond Cash Pay Index	6.42%	5.21%	19.47%	7.67%	8.15%

*Class A commenced operations on January 3, 2007.

The BofA Merrill Lynch High-Yield Bond Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.39% for Class N, 2.14% for Class C and 1.64% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited)
April 30, 2012
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
BONDS & NOTES - 88.7%
AEROSPACE/DEFENSE - 0.4%
AAR Corp. -144A		$ 350,000	7.250%	1/15/2022	$ 356,562

AIRLINES - 0.5%
Delta Air Lines, Inc. -144A		230,000	12.250	3/15/2015	251,275
United Air Lines, Inc. -144A		158,000	9.875	8/1/2013	165,900
					417,175
APPAREL - 0.3%
Perry Ellis International, Inc.		320,000	7.875	4/1/2019	323,600

AUTO MANUFACTURERS - 0.8%
Chrysler Group LLC		745,000	8.000	6/15/2019	774,800

AUTO PARTS & EQUIPMENT - 1.4%
Goodyear Tire & Rubber Co.		250,000	7.000	5/15/2022	249,375
Pittsburgh Glass Works LLC -144A		735,000	8.500	4/15/2016	727,650
Titan International, Inc.		280,000	7.875	10/1/2017	298,200
					1,275,225
BANKS - 5.8%
CIT Group, Inc. -144A		750,000	5.500	2/15/2019	772,500
CIT Group, Inc. -144A		705,000	7.000	5/2/2016	708,525
First Tennessee Bank NA		500,000	5.050	1/15/2015	515,828
Synovus Financial Corp.		1,370,000	5.125	6/15/2017	1,280,950
Synovus Financial Corp.		1,250,000	7.875	2/15/2019	1,329,687
Wachovia Capital Trust III		780,000	5.570 +	Perpetual	726,375
					5,333,865
CHEMICALS - 0.7%
Huntsman International LLC		130,000	8.625	3/15/2021	149,012
Ineos Finance PLC -144A		500,000	8.375	2/15/2019	537,500
					686,512
COAL - 0.8%
Cloud Peak Energy Resources LLC		75,000	8.250	12/15/2017	76,125
Cloud Peak Energy Resources LLC		155,000	8.500	12/15/2019	158,487
CONSOL Energy, Inc.		215,000	8.000	4/1/2017	227,900
Peabody Energy Corp. -144A		250,000	6.000	11/15/2018	255,000
					717,512
COMMERCIAL SERVICES - 4.9%
ACE Cash Express, Inc. -144A		320,000	11.000	2/1/2019	294,400
Avis Budget Car Rental LLC		710,000	7.750	5/15/2016	730,412
Avis Budget Car Rental LLC		170,000	8.250	1/15/2019	178,925
Avis Budget Car Rental LLC		155,000	9.750	3/15/2020	171,275
Cardtronics, Inc.		500,000	8.250	9/1/2018	555,000
CoreLogic, Inc. -144A		270,000	7.250	6/1/2021	285,525
Emergency Medical Services Corp.		510,000	8.125	6/1/2019	525,300
Great Lakes Dredge & Dock Corp.		400,000	7.375	2/1/2019	414,000
National Money Mart Co.		485,000	10.375	12/15/2016	542,594
RSC Equipment Rental, Inc.		203,000	9.500	12/1/2014	207,821
TransUnion LLC		295,000	11.375	6/15/2018	351,787
United Rentals North America, Inc.		170,000	10.875	6/15/2016	193,162
					4,450,201

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2012
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
COMPUTERS - 1.5%
Seagate HDD Cayman		$ 515,000	7.750%	12/15/2018	$ 570,362
Seagate Technology International -144A		395,000	10.000	5/1/2014	447,337
Stream Global Services, Inc.		330,000	11.250	10/1/2014	348,975
					1,366,674
COSMETICS/PERSONAL CARE - 0.8%
Revlon Consumer Products Corp.		700,000	9.750	11/15/2015	758,625

DIVERSIFIED FINANCIAL SERVICES - 5.0%
Aircastle Ltd. -144A		250,000	6.750	4/15/2017	253,750
Aircastle Ltd.		850,000	9.750	8/1/2018	941,375
Aircastle Ltd. -144A		155,000	9.750	8/1/2018	170,887
E*TRADE Financial Corp.		300,000	6.750	6/1/2016	308,250
E*TRADE Financial Corp.		315,000	7.875	12/1/2015	320,906
E*TRADE Financial Corp.		1,080,000	12.500	11/30/2017	1,263,600
International Lease Finance Corp.		165,000	5.250	1/10/2013	167,269
International Lease Finance Corp.		640,000	5.625	9/20/2013	653,600
International Lease Finance Corp.		165,000	6.375	3/25/2013	169,744
International Lease Finance Corp.		245,000	8.625	1/15/2022	281,478
					4,530,859
ELECTRIC - 1.7%
Calpine Construction Finance Co. LP -144A		255,000	8.000	6/1/2016	277,950
Calpine Corp. -144A		275,000	7.250	10/15/2017	294,937
NRG Energy, Inc.		190,000	7.375	1/15/2017	197,837
NRG Energy, Inc.		80,000	7.625	1/15/2018	81,400
NRG Energy, Inc.		430,000	7.625	5/15/2019	425,700
NRG Energy, Inc.		280,000	8.250	9/1/2020	280,700
					1,558,524
ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
Belden, Inc.		265,000	7.000	3/15/2017	273,612
Coleman Cable, Inc.		435,000	9.000	2/15/2018	461,100
WESCO Distribution, Inc.		470,000	7.500	10/15/2017	483,512
					1,218,224
ENTERTAINMENT - 2.3%
GWR Operating Partnership LLP		365,000	10.875	4/1/2017	412,450
Isle of Capri Casinos, Inc.		285,000	7.750	3/15/2019	294,975
Lions Gate Entertainment, Inc. -144A		235,000	10.250	11/1/2016	259,675
Palace Entertainment Holdings LLC -144A		385,000	8.875	4/15/2017	398,475
Pinnacle Entertainment, Inc.		145,000	7.750	4/1/2022	154,062
Pinnacle Entertainment, Inc.		235,000	8.625	8/1/2017	258,500
Universal City Development Partners Ltd.		331,000	8.875	11/15/2015	359,878
					2,138,015
FOOD - 0.2%
Smithfield Foods, Inc.		140,000	10.000	7/15/2014	164,500

FOREST PRODUCTS & PAPER - 1.2%
Boise Paper Holdings LLC		610,000	9.000	11/1/2017	681,675
Xerium Technologies, Inc.		480,000	8.875	6/15/2018	403,200
					1,084,875

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2012
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
GAS - 1.5%
Sabine Pass LNG LP		$ 720,000	7.250%	11/30/2013	$ 757,800
Sabine Pass LNG LP		535,000	7.500	11/30/2016	576,462
					1,334,262
HEALTHCARE-PRODUCTS - 1.7%
Alere, Inc.		520,000	8.625	10/1/2018	540,800
Biomet, Inc.		315,000	11.625	10/15/2017	343,350
Hanger Orthopedic Group, Inc.		250,000	7.125	11/15/2018	260,937
Universal Hospital Services, Inc.		430,000	8.500	6/1/2015	442,631
					1,587,718
HEALTHCARE-SERVICES - 1.3%
HCA, Inc.		700,000	6.250	2/15/2013	721,437
Health Net, Inc.		235,000	6.375	6/1/2017	249,100
ResCare, Inc.		195,000	10.750	1/15/2019	217,669
					1,188,206
HOUSEHOLD PRODUCTS - 1.3%
Prestige Brands, Inc.		225,000	8.250	4/1/2018	247,500
Reynolds Group Issuer, Inc. -144A		305,000	7.875	8/15/2019	330,925
Reynolds Group Issuer, Inc. -144A		300,000	9.000	4/15/2019	301,125
Reynolds Group Issuer, Inc. -144A		250,000	9.875	8/15/2019	256,562
Yankee Candle Co., Inc.		92,000	8.500	2/15/2015	94,531
					1,230,643
HOUSEWARES - 0.6%
Libbey Glass, Inc.		550,000	10.000	2/15/2015	589,187

INTERNET - 1.2%
EarthLink, Inc.		720,000	8.875	5/15/2019	709,200
Equinix, Inc.		310,000	8.125	3/1/2018	342,550
					1,051,750
INVESTMENT COMPANIES - 0.8%
Offshore Group Investments Ltd.		275,000	11.500	8/1/2015	302,156
Offshore Group Investments Ltd. -144A		400,000	11.500	8/1/2015	439,500
					741,656
LEISURE TIME - 0.8%
NCL Corp. Ltd.		410,000	11.750	11/15/2016	478,675
Royal Caribbean Cruises Ltd.		215,000	6.875	12/1/2013	228,437
					707,112
LODGING - 3.3%
Ameristar Casinos, Inc.		345,000	7.500	4/15/2021	366,562
Ameristar Casinos, Inc. -144A		245,000	7.500	4/15/2021	260,313
Boyd Gaming Corp.		200,000	9.125	12/1/2018	211,000
Gaylord Entertainment Co.		355,000	6.750	11/15/2014	358,994
MGM Resorts International		360,000	6.625	7/15/2015	376,200
MGM Resorts International		360,000	7.500	6/1/2016	376,200
MGM Resorts International -144A		355,000	8.625	2/1/2019	387,394
MGM Resorts International		250,000	10.375	5/15/2014	286,250
MGM Resorts International		80,000	13.000	11/15/2013	93,200
Wynn Las Vegas LLC		250,000	7.875	5/1/2020	276,875
					2,992,988

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2012
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
MACHINERY-DIVERSIFIED - 0.7%
Briggs & Stratton Corp.		$ 350,000	6.875%	12/15/2020	$ 371,875
Dematic SA -144A		280,000	8.750	5/1/2016	295,750
					667,625
MEDIA - 4.1%
Clear Channel Worldwide Holdings, Inc.		450,000	9.250	12/15/2017	495,563
Cumulus Media Holdings, Inc.		480,000	7.750	5/1/2019	456,600
DISH DBS Corp.		210,000	7.750	5/31/2015	237,300
Entravision Communications Corp.		430,000	8.750	8/1/2017	455,800
Nexstar Broadcasting, Inc.		250,000	8.875	4/15/2017	268,125
Salem Communications Corp.		377,000	9.625	12/15/2016	420,355
Sinclair Television Group, Inc.		390,000	8.375	10/15/2018	428,025
Sirius XM Radio, Inc. -144A		375,000	8.750	4/1/2015	427,500
XM Satellite Radio, Inc. -144A		295,000	7.625	11/1/2018	323,025
XM Satellite Radio, Inc. -144A		235,000	13.000	8/1/2013	267,019
					3,779,312
METAL FABRICATE/HARDWARE - 0.4%
Atkore International, Inc.		360,000	9.875	1/1/2018	369,000

MINING - 0.7%
FMG Resources Ltd. -144A		455,000	6.000	4/1/2017	464,100
FMG Resources Ltd. -144A		165,000	6.875	4/1/2022	167,888
					631,988
MISCELLANEOUS MANUFACTURING - 1.2%
Bombardier, Inc. -144A		750,000	6.300	5/1/2014	791,250
Polypore International, Inc.		270,000	7.500	11/15/2017	284,850
					1,076,100
OFFICE FURNISHINGS - 0.4%
Interface, Inc.		345,000	7.625	12/1/2018	374,325

OFFICE/BUSINESS EQUIPMENT - 0.6%
CDW LLC		500,000	8.000	12/15/2018	547,500

OIL & GAS - 10.0%
Bill Barrett Corp.		200,000	7.000	10/15/2022	193,500
Bill Barrett Corp.		185,000	7.625	10/1/2019	187,775
Bill Barrett Corp.		475,000	9.875	7/15/2016	529,625
Chaparral Energy, Inc. -144A		370,000	7.625	11/15/2022	378,325
Chaparral Energy, Inc.		530,000	8.875	2/1/2017	556,171
Chaparral Energy, Inc.		205,000	9.875	10/1/2020	231,138
Chesapeake Energy Corp.		735,000	6.125	2/15/2021	698,250
Chesapeake Energy Corp.		400,000	6.625	8/15/2020	391,500
Cimarex Energy Co.		450,000	5.875	5/1/2022	466,875
Comstock Resources, Inc.		600,000	7.750	4/1/2019	561,000
Hercules Offshore, Inc. -144A		930,000	7.125	4/1/2017	931,163
Hercules Offshore, Inc. -144A		550,000	10.250	4/1/2019	548,625
Hercules Offshore, Inc. -144A		315,000	10.500	10/15/2017	330,750
Linn Energy LLC -144A		420,000	6.250	11/1/2019	414,225

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2012
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
OIL & GAS (Continued)- 10.0%
Linn Energy LLC		$ 245,000	7.750%	2/1/2021	$ 256,638
Linn Energy LLC		355,000	8.625	4/15/2020	389,613
Parker Drilling Co.		250,000	9.125	4/1/2018	266,250
SandRidge Energy, Inc.		295,000	9.875	5/15/2016	328,925
Swift Energy Co.		350,000	7.125	6/1/2017	363,125
Swift Energy Co. -144A		250,000	7.875	3/1/2022	256,875
W&T Offshore, Inc.		505,000	8.500	6/15/2019	535,300
Western Refining, Inc. -144A		315,000	11.250	6/15/2017	359,888
					9,175,536
OIL & GAS SERVICES - 3.3%
Basic Energy Services, Inc.		510,000	7.125	4/15/2016	520,200
Basic Energy Services, Inc.		175,000	7.750	2/15/2019	178,938
Helix Energy Solutions Group, Inc. -144A		370,000	9.500	1/15/2016	388,963
Key Energy Services, Inc. -144A		500,000	6.750	3/1/2021	515,000
Pioneer Drilling Co.		340,000	9.875	3/15/2018	360,400
Pioneer Drilling Co. -144A		230,000	9.875	3/15/2018	243,800
Stallion Oilfield Holdings Ltd.		335,000	10.500	2/15/2015	360,963
Trinidad Drilling Ltd. -144A		425,000	7.875	1/15/2019	454,750
					3,023,014
PACKAGING & CONTAINERS - 1.3%
Packaging Dynamics Corp. -144A		350,000	8.750	2/1/2016	373,625
Sealed Air Corp. -144A		560,000	6.875	7/15/2033	543,340
Sealed Air Corp. -144A		245,000	8.125	9/15/2019	275,013
					1,191,978
PHARMACEUTICALS - 1.8%
BioScrip, Inc.		570,000	10.250	10/1/2015	619,875
Patheon, Inc. -144A		715,000	8.625	4/15/2017	647,075
Warner Chilcott Co. LLC		315,000	7.750	9/15/2018	345,713
					1,612,663
PIPELINES - 0.6%
Holly Energy Partners LP - 144A		500,000	6.500	3/1/2020	506,250

REITS - 1.7%
CNL Lifestyle Properties, Inc.		305,000	7.250	4/15/2019	279,838
Felcor Lodging LP		270,000	6.750	6/1/2019	274,050
Felcor Lodging LP		576,000	10.000	10/1/2014	665,280
Sabra Health Care LP		270,000	8.125	11/1/2018	288,563
					1,507,731
RETAIL - 1.8%
HSN, Inc.		665,000	11.250	8/1/2016	720,700
Sally Holdings LLC -144A		250,000	6.875	11/15/2019	267,500
Toys R Us Property Co. II LLC		260,000	8.500	12/1/2017	271,700
Wendy's Co.		325,000	10.000	7/15/2016	354,250
					1,614,150

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2012
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
SAVINGS & LOANS - 0.6%
Amsouth Bank		$ 540,000	4.850%	4/1/2013	$ 549,450

SEMICONDUCTORS - 0.9%
Freescale Semiconductor, Inc. -144A		430,000	9.250	4/15/2018	473,538
MagnaChip Semiconductor SA		300,000	10.500	4/15/2018	338,250
					811,788
SOFTWARE - 0.6%
MedAssets, Inc.		555,000	8.000	11/15/2018	582,750

TELECOMMUNICATIONS - 14.7%
Alcatel-Lucent USA, Inc.		665,000	6.450	3/15/2029	490,438
Alcatel-Lucent USA, Inc.		370,000	6.500	1/15/2028	271,025
Cincinnati Bell, Inc.		550,000	8.250	10/15/2017	572,000
Cincinnati Bell, Inc.		220,000	8.375	10/15/2020	218,350
Cincinnati Bell, Inc.		1,320,000	8.750	3/15/2018	1,244,100
Cricket Communications, Inc.		165,000	7.750	5/15/2016	174,488
Cricket Communications, Inc.		355,000	7.750	10/15/2020	334,144
Frontier Communications Corp.		500,000	6.250	1/15/2013	512,500
Frontier Communications Corp.		615,000	8.250	4/15/2017	661,125
Frontier Communications Corp.		260,000	8.500	4/15/2020	271,700
GCI, Inc.		500,000	8.625	11/15/2019	552,500
Integra Telecom Holdings, Inc. -144A		345,000	10.750	4/15/2016	327,750
ITC Deltacom, Inc.		845,000	10.500	4/1/2016	908,375
Level 3 Financing, Inc.		1,330,000	4.506	2/15/2015	1,291,763
Level 3 Financing, Inc.		850,000	10.000	2/1/2018	935,000
Nextel Communications, Inc.		275,000	5.950	3/15/2014	275,000
Nextel Communications, Inc.		245,000	6.875	10/31/2013	246,225
NII Capital Corp.		205,000	7.625	4/1/2021	191,675
NII Capital Corp.		730,000	8.875	12/15/2019	739,125
PAETEC Holding Corp.		280,000	8.875	6/30/2017	307,300
Sprint Nextel Corp.		940,000	6.000	12/1/2016	857,750
Sprint Nextel Corp. -144A		400,000	7.000	3/1/2020	409,000
Sprint Nextel Corp. -144A		410,000	9.000	11/15/2018	452,538
TW Telecom Holdings, Inc.		345,000	8.000	3/1/2018	379,500
ViaSat, Inc. -144A		500,000	6.875	6/15/2020	508,750
Windstream Corp.		250,000	7.500	6/1/2022	263,125
					13,395,246
TRANSPORTATION - 1.2%
Commercial Barge Line Co.		430,000	12.500	7/15/2017	485,363
Florida East Coast Railway Corp.		565,000	8.125	2/1/2017	583,363
					1,068,726

TOTAL BONDS & NOTES ( Cost - $77,470,867)					81,064,402

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Unaudited) (Continued)
April 30, 2012
			Dividend		Market
Security		Shares	Rate		Value
PREFERRED STOCK - 3.9%
BANKS - 3.9%
Bank of America Corp.		1,425	7.250%		$ 1,387,950
Wells Fargo & Co.		740	7.500		828,822
Zions Bancorporation		50,275	9.500		1,318,211
TOTAL PREFERRED STOCK ( Cost - $2,999,514)					3,534,983
		Principal	Interest
		Amount	Rate
SHORT-TERM INVESTMENTS - 5.7%
MONEY MARKET FUND - 5.7%
First American Government Obligations Fund		$ 5,175,160	0.00%+		5,175,160
TOTAL SHORT-TERM INVESTMENTS (Cost - $5,175,160)

TOTAL INVESTMENTS - 98.3% (Cost - $85,645,541)					$ 89,774,545
OTHER ASSETS LESS LIABILITIES - 1.7%					1,587,731
NET ASSETS - 100.0%					$ 91,362,276

+ Variable rate security. Interest rate is as of April 30, 2012.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REIT - Real Estate Investment Trust

Portfolio Composition * - Unaudited
B3	25.63%		Caa1		4.09%
B2	18.63%		Baa3		2.23%
B1	18.34%		Ba1		2.00%
Ba3	10.36%		Baa2		0.40%
NR	7.11%		Caa2		0.40%
Ba2	5.05%		Short-Term Investments		5.76%
			Total		100.00%
* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Loss Averse Growth Fund

Message from the Sub-Adviser (PVG Asset Management Corp.)

Long/Short investment strategies, as measured by the IQ Hedge Long/Short Equity Beta Index, gained 3.4 percent over six months ending April 30, 2012. The index outperformed the HFRX Equity Market Neutral Index which attempts to track market neutral hedge-fund managers; it posted a decline of 3.1 percent. For much of the first fiscal quarter, investors remained cautious as concerns over the state of the U.S. and global economies lingered as well as the ongoing sovereign debt crisis in Europe. In January broad equity markets posted solid gains as investors responded favorably to improving domestic economic data. The positive sentiment carried over into the second fiscal quarter with February also seeing broad equity markets advance. However, by April lackluster domestic economic reports and concerns over the euro-zone debt crisis resurfaced.

The Sub-Adviser continues to seek and maintain companies that generate income within the Fund, focusing on companies that pay what it believes are attractive dividends. In addition to income generation, the Sub-Adviser is also opportunistic with regards to companies with attractive valuation levels or the potential for significant capital appreciation. The Fund also maintains a significant position in an inverse equity ETF as a hedging mechanism against declining markets.

During the first fiscal quarter the Sub-Adviser believed that the fears concerning the sovereign debt crisis in Europe and the possibility of the U.S. economy slipping back into a recession were overdone and began to have a more bullish market outlook. As the economy continued to mend, the Sub-Adviser felt that cyclical names, particularly in the retail space, may add value to the Fund, and thereby increased exposure in this area. Kohl’s Corporation (KSS), a retail department store chain, and Target Corporation (TGT), a general merchandise store chain, were new positions added to the Fund. The Fund also increased its exposure to financial services stocks due to valuation as the sector recently had a significant pullback and the Sub-Adviser felt the stocks may add value as economic fundamentals continued to improve. More specifically, within the financial services sector, the Sub-Adviser was bullish on business development companies, which aided in the Fund’s relative outperformance, due to those companies generally exhibiting less leverage than traditional banks. Companies such as Blackrock Kelso Capital Corp. (BKCC) and MCG Capital Corp. (MCGC) were added during the first fiscal quarter and performed strongly in the three month period, up 9.3 percent and 5.1 percent, respectively.

The Sub-Adviser believed that after a strong first fiscal quarter which generally saw equity markets  improve, the second fiscal quarter could experience a slow down with corporate earnings flattening heading into the summer. The Sub-Adviser took a cautious stance with regards to the slowing Chinese economy and concerns over the euro-zone sovereign debt crisis resurfacing and therefore moved to a more defensive positioning. In addition to maintaining a heavy allocation to the REIT sector, the Fund increased exposure to the consumer staples sector, with the purchase of Safeway, Inc. (SWY) and Supervalu, Inc. (SVU), both large grocery store chains. Adding to the defensive theme, the Fund added positions in the healthcare sector with purchases of Johnson & Johnson (JNJ), a large drug manufacturer, and St. Jude Medical, Inc. (STJ), a medical appliance and equipment manufacturer. The Sub-Adviser exited out of Target Corp. (TGT) and Kohls Corporation (KSS), both large retailers, as it believes their price targets were met. Both companies added value to the Fund’s absolute performance with Target Corp. advancing 12.2 percent, and Kohls Corporation gaining 7.1 percent during the second fiscal quarter.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Since Inception (4/30/2010)
Class N	3.25%	2.64%	N/A	N/A	2.63%
Class C Class A with load of 5.75% Class A without load	2.86% (2.70)% 3.20%	1.63% (3.61)% 2.28%	N/A N/A N/A	N/A N/A N/A	1.67% (0.64)% 2.35%
IQ Hedge Long/Short Equity Beta Index	3.44%	(4.21)%	N/A	N/A	4.80%

The IQ Hedge Long/Short Equity Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.10% for Class N, 3.10% for Class C and 2.35% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Loss Averse Growth Fund (Unaudited)
April 30, 2012
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 65.7%
AUTO MANUFACTURERS - 1.6%			OIL & GAS - 5.3% (continued)
Ford Motor Co.	20,000	$ 225,600	QR Energy LP	13,500	$ 253,125
					734,395
BANKS - 1.2%			PHARMACEUTICALS - 3.9%
JPMorgan Chase & Co.	4,000	171,920	Ampio Pharmaceuticals, Inc. *	12,500	38,625
			Johnson & Johnson	4,000	260,360
BEVERAGES - 1.5%			Ventrus Biosciences, Inc. *	27,000	245,970
Dr Pepper Snapple Group, Inc.	5,000	202,900			544,955
			PIPELINES - 1.3%
BIOTECHNOLOGY - 0.3%			Copano Energy LLC	5,000	178,700
Coronado Biosciences, Inc. *	7,000	46,410
			REITS - 18.0%
COMPUTERS - 2.1%			AG Mortgage Investment Trust, Inc.	8,000	158,400
Hewlett-Packard Co.	12,000	297,120	ARMOUR Residential REIT, Inc.	96,000	670,080
			Chimera Investment Corp.	150,000	433,500
COSMETICS/PERSONAL CARE - 1.1%			Gladstone Commercial Corp.	15,477	262,954
Avon Products, Inc.	7,000	151,200	Invesco Mortgage Capital, Inc.	7,000	123,480
			NorthStar Realty Finance Corp.	50,000	285,000
ELECTRIC - 1.3%			PennyMac Mortgage Investment Trust	6,500	131,885
TECO Energy, Inc.	10,000	180,200	Two Harbors Investment Corp.	14,000	146,440
			Whitestone REIT - Cl. B	22,100	305,422
ENVIRONMENTAL CONTROL - 0.7%					2,517,161
Waste Management, Inc.	3,000	102,600	RETAIL - 3.9%
			Inergy LP	5,000	97,450
FOOD - 5.8%			RadioShack Corp.	40,000	207,200
General Mills, Inc.	10,000	388,900	Wal-Mart Stores, Inc.	4,000	235,640
Safeway, Inc.	15,000	304,950			540,290
SUPERVALU, Inc.	20,000	118,800	SEMICONDUCTORS - 2.6%
		812,650	Applied Materials, Inc.	19,000	227,810
HEALTHCARE-PRODUCTS - 1.4%			Intersil Corp. - Cl. A	13,000	133,510
St Jude Medical, Inc.	5,000	193,600			361,320
			TELECOMMUNICATIONS - 3.0%
INVESTMENT COMPANIES - 7.8%			Cellcom Israel, Ltd.	10,000	124,900
Apollo Investment Corp.	20,000	145,000	Telecom Argentina SA - ADR *	6,000	87,780
BlackRock Kelso Capital Corp.	18,601	179,500	Telefonica SA - ADR	14,000	204,820
Fifth Street Finance Corp.	15,000	147,300			417,500
Full Circle Capital Corp.	20,050	151,177	TOYS/GAMES/HOBBIES - 0.5%
Kohlberg Capital Corp.	12,000	74,040	Hasbro, Inc.	2,000	73,480
MCG Capital Corp.	40,000	167,600
Prospect Capital Corp.	10,000	109,200	TOTAL COMMON STOCK (Cost - $9,049,455)		9,177,051
TICC Capital Corp.	12,500	115,125
		1,088,942	EXCHANGE TRADED FUNDS - 17.6%
MEDIA - 1.3%			EQUITY FUND - 17.6%
Time Warner, Inc.	5,000	187,300	ProShares UltraShort S&P500 *	162,000	2,462,400
			TOTAL EXCHANGE TRADED FUNDS (Cost - $2,487,175)
MISCELLANEOUS MANUFACTURING - 1.1%
General Electric Co.	7,600	148,808	TOTAL INVESTMENTS - 83.3% (Cost - $11,536,630)		$ 11,639,451
			OTHER ASSETS LESS LIABILITIES - 16.7%		2,341,665
OIL & GAS - 5.3%			NET ASSETS - 100.0%		$ 13,981,116
BreitBurn Energy Partners LP	10,000	190,300	* Non-income producing security.
Exxon Mobil Corp.	1,500	129,510	ADR - American Depositary Receipt.
Pengrowth Energy Corp.	18,000	161,460	REIT - Real Estate Investment Trust.

Portfolio Composition * - Unaudited
Financial	41.17%		Technology	7.17%
Consumer, Non-cyclical	21.27%		Communications	6.59%
Energy	9.95%		Industrial	2.74%
Consumer, Cyclical	9.15%		Utilities	1.96%
			Total	100.00%
* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Convertible securities, as measured by the Merrill Lynch Convertibles ex Mandatory Index, rose 11.7 percent in the six- month period ended April 30, 201 2 ..   Total convertible market assets and new issues remained at multi-year lows as record low interest rates have made it relatively unattractive for most firms to issue convertible bonds.  The Sub-Adviser noted that new issuance of convertibles has improved somewhat but most have been below investment-grade quality, which Fund tends to avoid due to the Sub-Adviser ’s process ..  Approximately 40 percent of the entire convertible market is comprised of unrated and CCC or lower convertible bonds that the Fund will not purchase.  The Fund ended April with approximately 48 percent convertible bonds, 48 percent stocks and 4 percent cash.  The Sub-Adviser plans to maintain that composition for the foreseeable future due to fewer opportunities in the shrinking convertible market.

Speculative grade convertibles outperformed investment grade convertibles by only a small margin in the six months ended April 30, 2012 despite strong equity performance and better - than - expected domestic economic data for much of the period.  The Sub-Adviser expects that spread to remain tight unless there is more quantitative easing from the Federal Reserve or fiscal stimulus from the government.

The Sub-Adviser add ed to the energy sector during the time period studied , moving from a n equal weight position at the beginning of the period to a more than 4 percent overweight relative to the benchmark.  The overweight had little effect on the Fund as energy stocks outperformed by a wide margin in the first fiscal quarter then gave back nearly all of the gains in the second quarter.  The Sub-Adviser intends to continue overweighting the sector in the belief that energy prices will remain high as many central banks around the world continue to ease monetary policy in an attempt to bolster their sluggish economies.

Exposure to the information technology sector was an overall positive for the Fund in the six-months ended April 30, 2012, though it had detracted somewhat in the first three months of that time period ..  The Fund maintained a strong overweight to the sector, devoting nearly 40 percent of the Fund to such securities.   The S ub- A dviser believes these firms to have better efficiency and more room for productivity gains than other sectors.  Teradata Corporation (TDC), a diversified computer systems firm, gained 17 percent in the time period studied.

The financial s ervices sector was a large contributor to performance, despite the fact that it was significantly underweighted.  Security selection was crucial, as only 6 percent of the Fund was devoted to this sector, while the benchmark holds nearly 19 percent of its assets in financial s ..  Mastercard Incorporated (MA), a transaction processing company, returned more than 30 percent in the six-month period ended April 30, 2012.  Still, the Sub-Adviser notes that the Fund will remain strongly underweight in this space due to a lack of long-term clarity in the sector.

Going forward, the Sub-Adviser expects a mild recovery and modest economic growth in the U.S.  It believes the U.S. economy may have good quarters, followed by weak ones and real U.S. gross domestic product growth around the 2 percent range until the debt reduction cycle plays out further around the world.  While the U.S. consumer has reduced debt, consumer spending has exceeded income growth since mid-2011 and the rebuilding of net worth appears incomplete, according to the Sub-Adviser.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	2.41%	(4.29)%	15.24%	3.85%	5.22%
Class C Class A with load of 5.75% Class A without load	1.88% (3.58)% 2.31%	(5.21)% (9.93)% (4.40)%	14.13% 12.73% 14.99%	2.83% 2.37% 3.60%	4.19% 3.07%* 4.21%*
ML Conv. ex Mandatory Index	7.08%	(2.19)%	17.08%	3.74%	5.02%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.92% for Class N, 2.92% for Class C and 2.17% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited)
April 30, 2012
				Market
Security			Shares	Value
COMMON STOCK - 45.0%
BEVERAGES - 1.8%
Coca-Cola Co.			7,650	$ 583,848

BIOTECHNOLOGY - 0.8%
Biogen Idec Inc.			1,950	261,320

CHEMICALS - 0.5%
Mosaic Co.			3,000	158,460

COMMERCIAL SERVICES - 1.1%
Mastercard, Inc. - Cl. A			775	350,509

COMPUTERS - 5.1%
Accenture PLC - Cl. A			10,250	665,737
Dell, Inc.			20,000	327,400
Teradata Corp.			9,050	631,509
				1,624,646
DIVERSIFIED FINANCIAL SERVICES - 3.0%
Franklin Resources, Inc.			3,000	376,530
T Rowe Price Group, Inc.			9,000	568,035
				944,565
ENGINEERING & CONSTRUCTION - 1.0%
ABB Ltd.			17,500	330,225

INTERNET - 5.6%
Amazon.com, Inc.			2,450	568,155
eBay, Inc.			20,875	856,919
Yahoo!, Inc.			23,500	365,190
				1,790,264
IRON/STEEL - 0.7%
Cliffs Natural Resources, Inc.			3,500	217,910

MINING - 2.4%
Barrick Gold Corp.			11,850	479,096
Yamana Gold, Inc.			18,500	271,950
				751,046
MISCELLANEOUS MANUFACTURING - 3.5%
Dover Corp.			8,500	532,610
Eaton Corp.			12,000	578,160
				1,110,770
OIL & GAS - 2.5%
Helmerich & Payne, Inc.			8,700	447,093
Occidental Petroleum Corp.			3,915	357,126
				804,219
OIL & GAS SERVICES - 2.2%
National Oilwell Varco, Inc.			2,950	223,492
Schlumberger Ltd.			6,650	493,031
				716,523

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited) (Continued)
April 30, 2012
				Market
Security			Shares	Value
PHARMACEUTICALS - 4.1%
Johnson & Johnson			8,100	$ 527,229
Mead Johnson Nutrition Co. - Cl. A			4,900	419,244
Novo Nordisk A/S			2,550	374,901
				1,321,374
SEMICONDUCTORS - 2.8%
QUALCOMM, Inc.			13,750	877,800

SOFTWARE - 6.6%
Check Point Software Technologies Ltd.			1,178	68,477
Microsoft Corp.			25,000	800,500
Oracle Corp.			30,000	881,700
SAP AG			5,600	371,224
				2,121,901
TELECOMMUNICATIONS - 1.3%
Cisco Systems, Inc.			19,750	397,963

TOTAL COMMON STOCK (Cost - $11,864,191)				14,363,343

	Principal	Interest	Maturity
CONVERTIBLE BONDS - 40.9%	Amount	Rate	Date
ADVERTISING - 1.2%
Omnicom Group, Inc.	$342,000	0.000%	7/1/2038	377,483

BIOTECHNOLOGY - 2.7%
Gilead Sciences, Inc.	650,000	1.625	5/1/2016	862,875

COMPUTERS - 3.7%
EMC Corp.	540,000	1.750	12/1/2013	962,550
SanDisk Corp.	215,000	1.500	8/15/2017	223,869
				1,186,419
ENTERTAINMENT - 1.8%
International Game Technology	525,000	3.250	5/1/2014	580,781

HEALTHCARE-PRODUCTS - 3.8%
Hologic, Inc.	550,000	2.000	12/15/2037	595,375
Medtronic, Inc.	625,000	1.625	4/15/2013	632,031
				1,227,406
HOLDING COMPANIES - 0.8%
Leucadia National Corp.	210,000	3.750	4/15/2014	255,150

INTERNET - 4.1%
Priceline.com, Inc. -144A	330,000	1.000	3/15/2018	365,211
Symantec Corp.	570,000	1.000	6/15/2013	609,188
TIBCO Software, Inc. -144A	315,000	2.250	5/1/2032	321,300
				1,295,699
MACHINERY-DIVERSIFIED - 1.2%
AGCO Corp.	300,000	1.250	12/15/2036	381,375

MEDIA - 0.5%
Liberty Interactive LLC	190,000	3.250	3/15/2031	166,506

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited) (Continued)
April 30, 2012
	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
MINING - 4.5%
Goldcorp, Inc.	$475,000	2.000%	8/1/2014	$ 548,031
Newmont Mining Corp.	525,000	1.250	7/15/2014	645,094
Newmont Mining Corp.	200,000	1.625	7/15/2017	255,250
				1,448,375
OIL & GAS - 1.6%
Chesapeake Energy Corp.	550,000	2.750	11/15/2035	512,875

OIL & GAS SERVICES - 2.2%
Helix Energy Solutions Group, Inc.	320,000	3.250	3/15/2032	366,221
Hornbeck Offshore Services, Inc.	320,000	1.625	11/15/2026	344,000
				710,221
PHARMACEUTICALS - 2.0%
Salix Pharmaceuticals Ltd. -144A	325,000	1.500	3/15/2019	331,906
Teva Pharmaceutical Finance Co. LLC	275,000	0.250	2/1/2026	299,750
				631,656
SEMICONDUCTORS - 5.4%
Intel Corp.	410,000	3.250	8/1/2039	575,538
Lam Research Corp. -144A	385,000	0.500	5/15/2016	383,556
Lam Research Corp. -144A	190,000	1.250	5/15/2018	190,950
Linear Technology Corp.	285,000	3.000	5/1/2027	300,686
Rovi Corp.	265,000	2.625	2/15/2040	271,625
				1,722,355
SOFTWARE - 5.4%
Electronic Arts, Inc. -144A	350,000	0.750	7/15/2016	323,750
Microsoft Corp. -144A	290,000	0.000	6/15/2013	317,550
Nuance Communications, Inc. -144A	430,000	2.750	11/1/2031	483,750
Take-Two Interactive Software, Inc. -144A	230,000	1.750	12/1/2016	232,770
VeriFone Systems, Inc.	325,000	1.375	6/15/2012	359,531
				1,717,351

TOTAL CONVERTIBLE BONDS (Cost - $12,964,504)				13,076,527

CORPORATE BONDS - 5.6%
INTERNET - 1.1%
Expedia, Inc.	320,000	5.950	8/15/2020	336,134

OIL & GAS - 0.6%
Noble Energy, Inc.	203,000	4.150	12/15/2021	212,117

OIL & GAS SERVICES - 0.9%
Oil States International, Inc.	275,000	6.500	6/1/2019	289,781

RETAIL - 3.0%
Gap, Inc.	325,000	5.950	4/12/2021	334,009
JC Penney Corp.	310,000	5.750	2/15/2018	316,200
Ltd Brands, Inc.	300,000	5.625	2/15/2022	300,750
				950,959

TOTAL CORPORATE BONDS (Cost - $1,782,644)				1,788,991

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Unaudited) (Continued)
April 30, 2012
			Dividend	Market
Security		Shares	Rate	Value
PREFERRED STOCK - 4.4%
BANKS - 1.2%
Wells Fargo & Co.		325	7.500%	$ 364,010

DIVERSIFIED FINANCIAL SERVICES - 0.7%
AMG Capital Trust II		5,500	5.150	236,156

OIL & GAS - 2.5%
Apache Corp.		10,800	6.000	573,696
Chesapeake Energy Corp. -144A		260	5.750	224,251
				797,947

TOTAL PREFERRED STOCK (Cost - $1,347,826)				1,398,113

SHORT-TERM INVESTMENTS - 2.5%			Interest
MONEY MARKET FUND - 2.5%			Rate
Fidelity Institutional Money Market Funds - Prime Money Market Portfolio		795,827	0.12%+	795,827
TOTAL SHORT-TERM INVESTMENTS (Cost - $795,827)

TOTAL INVESTMENTS - 98.4% (Cost - $28,754,992)				$ 31,422,801
OTHER ASSETS LESS LIABILITIES - 1.6%				518,711
NET ASSETS - 100.0%				$ 31,941,512

*Non-income producing security.
+ Variable rate security. Interest rate is as of April 30, 2012.
ADR - American Depositary Receipt.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - Unaudited
Common Stock		45.71%
Convertible Bonds		41.62%
Corporate Bonds		5.69%
Preferred Stock		4.45%
Short-Term Investments		2.53%
Total		100.00%
* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

Large cap value stocks, as measured by the Russell 1000 Value Index, rose 11.6 percent in the six-month period ended April 30, 2012.  Strong returns in the financials, industrials, and consumer discretionary sectors were mainly responsible for the asset class’ gains.  Outsized returns in financial services stocks particularly enhanced performance, as they, by a wide margin, comprised the largest sector in the index.

As with the overall benchmark index, financial stocks were the largest contributor to performance in the Fund.  Individual stock selection in this sector outperformed financial stocks contained in the benchmark index by more than 10 percent, which added relative value, despite a large underweight to the sector.  The Sub-Adviser still believes there are significant headwinds to be overcome in the banking industry and broader financial sector, however, and plans to maintain a significant underweight.  Wells Fargo & Company (WFC), a large regional bank, was the largest contributor to performance in the sector, returning more than 30 percent during the six-month period.

In a turnaround from the previous six months, the energy sector detracted from performance somewhat.  The Sub-Adviser was overweight the sector by more than 1 percent and underperformed stocks within the index moderately.  Hess Corporation (HES), an oil and gas refining company, lost more than 16 percent during the six-month period ended April 30, 2012.    The Sub-Adviser plans to maintain the overweight in this sector until there is some sign of a major slowdown in demand.

The Fund underweighted the consumer discretionary sector by more than 2 percent, which was a slight drag on performance, as discretionary was the highest returning sector in the benchmark.  Still, the Fund’s selections within the sector outperformed the overall benchmark by a wide margin, which was a positive.

The industrials sector added value to the portfolio after lagging somewhat in the previous six-month period.  A large overweight to the sector was the main driver of performance as selections were in-line with industrials stocks contained in the benchmark index. Borgwarner, Inc. (BWA), an auto parts manufacturer, had the largest impact on performance in this sector.  The stock returned more than 27 percent in the last six months.  The Sub-Adviser will continue to overweight the sector by approximately 4 percent in the belief that manufacturing will continue to steer the economic recovery

The Fund’s performance was enhanced by positions in the utilities sector, an area that had a relatively small absolute weighting but a reasonably large impact.  Again, a large underweight to the index was the main factor and added 15 basis points to overall performance.  NextEra Energy (NEE), a Florida-based electric utility, was the best performer in the sector, returning more than 16 percent in the six-month period ended April 30, 2012.  The Sub-Adviser plans to move closer to an equal weight over next few months after underweighting the sector by approximately 2 percent in the last several quarters.

Going forward, no material changes are planned for the Fund.  The Sub-Adviser believes energy prices may have peaked and sees no threat of domestic recession.  The Sub-Adviser also believes U.S. equities should see continued earnings growth in the coming quarters and gross domestic product growth in the 2.5 to 3.0 percent annualized range.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	8.26%	(1.41)%	16.61%	(1.08)%	3.26%
Class C Class A with load of 5.75% Class A without load	7.76% 2.02% 8.20%	(2.37)% (7.24)% (1.58)%	15.50% 14.10% 16.40%	(2.06)% (2.47)% (1.31)%	2.25% (1.41)%* (0.31)%*
Russell 1000 Value Index	11.62%	1.03%	18.32%	(1.73)%	3.53%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.62% for Class N, 2.62% for Class C and 1.87% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Unaudited)
April 30, 2012
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.1%
AEROSPACE/DEFENSE - 4.5%			MEDICAL - 5.2% (continued)
Honeywell International, Inc.	15,572	$ 944,598	Laboratory Corp. of America Holdings *	7,502	$ 659,351
United Technologies Corp.	12,016	980,986	Quest Diagnostics, Inc.	7,800	449,982
		1,925,584			2,195,369
AUTO PARTS & EQUIPMENT - 2.0%			MINING - 3.1%
BorgWarner, Inc. *	10,500	829,920	Freeport-McMoRan Copper & Gold, Inc.	34,800	1,332,840

BANKS - 12.4%			OIL & GAS - 10.7%
Bank of New York Mellon Corp.	32,500	768,625	Apache Corp.	12,032	1,154,350
Goldman Sachs Group, Inc.	6,500	748,475	Chevron Corp.	16,300	1,736,928
JPMorgan Chase & Co.	29,802	1,280,890	ConocoPhillips	15,896	1,138,630
US Bancorp	23,507	756,220	Hess Corp.	10,300	537,042
Wells Fargo & Co.	51,600	1,724,988			4,566,950
		5,279,198	OIL & GAS SERVICES - 1.8%
BEVERAGES - 1.6%			Halliburton, Co.	22,700	776,794
Beam, Inc.	11,567	656,774
			PHARMACEUTICALS - 7.6%
COMPUTERS - 3.8%			AmerisourceBergen Corp.	29,500	1,097,695
EMC Corp. *	33,400	942,214	Express Scripts Holding Co. *	16,300	909,377
SanDisk Corp. *	17,700	655,077	Watson Pharmaceuticals, Inc. *	16,400	1,235,904
		1,597,291			3,242,976
CONGLOMERATES - 8.9%			RETAIL - 1.4%
Dover Corp.	19,000	1,190,540	Kohl's Corp.	11,900	596,547
Emerson Electric, Co.	15,752	827,610
General Electric, Co.	89,627	1,754,897	RETAIL - DISCOUNT - 2.9%
		3,773,047	Wal-Mart Stores, Inc.	20,600	1,213,546
COSMETICS/PERSONAL CARE - 2.8%
Procter & Gamble, Co.	18,800	1,196,432	SEMICONDUCTORS - 3.4%
			Intel Corp.	51,428	1,460,555
DIVERSIFIED FINANCIAL SERVICES - 2.7%
American Express Co.	18,800	1,131,948	SOFTWARE - 4.7%
			Microsoft Corp.	39,400	1,261,588
ELECTRIC - 2.3%			Oracle Corp.	25,000	734,750
NextEra Energy, Inc.	15,236	980,437			1,996,338
			TELEPHONE - INTEGRATED - 3.4%
ELECTRIC UTILITIES - 2.1%			AT&T, Inc.	44,445	1,462,685
Public Service Enterprise Group, Inc.	28,800	897,120
			TOBACCO - 2.0%
HEALTHCARE-SERVICES - 2.2%			Philip Morris International, Inc.	9,595	858,848
Covance, Inc. *	10,400	486,304
Humana, Inc.	5,700	459,876
		946,180	TOTAL COMMON STOCK (Cost - $29,894,908)		41,291,544
INSURANCE - 1.6%
Allstate Corp.	20,132	671,000	SHORT-TERM INVESTMENTS - 2.8%
			MONEY MARKET FUND - 2.8%
INTERNET - 2.1%			STIT-STIC Prime Portfolio 0.00% +	1,173,995	1,173,995
eBay, Inc. *	21,500	882,575	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,173,995)

MEDIA - 1.9%			TOTAL INVESTMENTS - 99.9% (Cost - $31,068,903)		$ 42,465,539
Time Warner Cable, Inc.	10,200	820,590	OTHER ASSETS LESS LIABILITIES - 0.1%		45,819
			NET ASSETS - 100.0%		$ 42,511,358
MEDICAL - 5.2%			* Non-income producing security.
Baxter International, Inc.	19,600	1,086,036	+ Variable rate security. Interest rate is as of April 30, 2012.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Unaudited) (Continued)
April 30, 2012

Portfolio Composition * - Unaudited
Consumer Non-Cyclical	21.42%		Communications		7.46%
Financial	16.68%		Consumer, Cyclical		6.22%
Industrial	13.42%		Utilities		4.42%
Energy	12.58%		Basic Materials		3.14%
Technology	11.90%		Short Term Investments		2.76%
			Total		100.00%

* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Growth Fund

Message from the Sub-Adviser (Mar Vista Investment Partners, LLC)

Large cap growth stocks closed the six months ending April 30, 2012 up 14.1 percent as measured by the Russell 1000 Growth Index, slightly outperforming broad equity markets, as measured by the Standard & Poors 500 Index, which posted a gain of 12.7 percent. Investor uncertainty concerning the state of domestic and world economies as well as debt concerns in Europe plagued the first fiscal quarter and contributed to mostly flat returns in both November and December. Towards the end of the first fiscal quarter equity markets appeared to reflect growing investor confidence as many corporations reported strong earnings and the domestic economic picture began to show signs of life. The second fiscal quarter started strong with the months of February and March posting solid gains before ending predominantly flat in April. Improving investor confidence in the domestic economy, waning concerns regarding the euro-zone debt crisis, and strong corporate quarterly earnings by over 80 percent of reporting companies, contributed to the overall positive second fiscal quarter. However, by the middle of April, lackluster domestic economic reports, resurfacing concerns over the euro-zone debt crisis (particularly in Spain) and less than promising economic reports from China may have led to investors reassessing their positions.

During the first fiscal quarter the Sub-Adviser felt the domestic economic picture was beginning to stabilize and the equity markets once again focused on company fundamentals. Sector weightings and stock selection in the industrial and information technology sectors as well as strong stock selection in the consumer discretionary sectors positively impacted performance, helping to offset underperformance in the healthcare and financial services sectors. Companies such as: The Walt Disney Co. (DIS), an entertainment provider, and Exxon Mobil Corporation (XOM), a producer of crude oil and natural gas, posted strong gains of 25.5 percent and 11.8 percent over the last six months, respectively.

Despite the strong start to the second fiscal quarter, the Sub-Adviser believed that the global economic environment had started to cool down and the possibility of a pullback had increased. Due to the possibility of a pullback in the equity markets, the Sub-Adviser paid particular attention to companies it believed could weather market volatility should the global and domestic economic picture continue to dim. The Fund was overweight consumer staples relative to the benchmark index. Defensive companies such Anheuser Busch InBev (BUD), a large beverage provider, and Coca-Cola Co. (KO), also a large beverage provider, posted gains of 22 percent and 13.8 percent, respectively, during the fiscal quarter. Financial services giant Visa, Inc. (V) posted a strong gain of 22 percent over the second fiscal quarter and 32.4 percent over the six month period ending April 30, 2012.

Looking forward, the Sub-Adviser continues to have concerns regarding the ongoing debt crisis in Europe, potential unrest in the Middle East and the slowing global economy. The Sub-Adviser will continue to invest in what it considers “wide-moat” businesses that provide competitive advantages and abundant opportunities to grow and reinvest capital at high rates of return. Furthermore, the Sub-Adviser feels due to valuation and the quality companies within the Fund, the impact from the macro-economic environment has been minimized.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	12.08%	6.01%	14.14%	(2.45)%	0.76%
Class C Class A with load of 5.75% Class A without load	11.40% 5.28% 11.67%	4.67% (0.41)% 5.56%	12.87% 11.55% 13.81%	(3.45)% (3.91)% (2.76)%	(0.26)% (2.67)%* (1.59)%*
Russell 1000 Growth Index	14.13%	7.26%	21.44%	4.11%	5.80%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.21% for Class N, 2.21% for Class C and 1.46% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Unaudited)
April 30, 2012
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.9%
AEROSPACE/DEFENSE - 1.3%			OIL & GAS - 7.2%
United Technologies Corp.	5,165	$ 421,671	Exxon Mobil Corp.	15,827	$ 1,366,503
			Occidental Petroleum Corp.	10,534	960,912
APPAREL - 3.8%					2,327,415
Coach, Inc.	7,475	546,871	OIL & GAS SERVICES - 3.0%
NIKE, Inc., Cl. B	6,069	678,939	Schlumberger Ltd.	13,038	966,638
		1,225,810
BEVERAGES - 9.8%			PHARMACEUTICALS - 1.2%
Anheuser-Busch InBev NV - ADR	14,476	1,051,247	Johnson & Johnson	6,103	397,244
Coca-Cola Co.	15,757	1,202,574
PepsiCo, Inc.	13,946	920,436	RETAIL - 5.8%
		3,174,257	Home Depot, Inc.	16,789	869,502
CHEMICALS - 5.2%			Target Corp.	17,018	986,023
Air Products & Chemicals, Inc.	10,616	907,562			1,855,525
Praxair, Inc.	6,686	773,570	SEMICONDUCTORS - 2.5%
		1,681,132	Maxim Integrated Products, Inc.	27,643	817,680
COMMERCIAL SERVICES - 3.6%
Paychex, Inc.	14,309	443,293	SOFTWARE - 7.0%
Visa, Inc. - Cl. A	5,934	729,763	Microsoft Corp.	36,465	1,167,609
		1,173,056	Oracle Corp.	36,572	1,074,851
COMPUTERS - 9.6%					2,242,460
Apple, Inc. *	3,660	2,138,318	TELECOMMUNICATIONS - 5.8%
NetApp, Inc. *	24,565	953,859	American Tower Corp. - Cl. A	17,011	1,115,582
		3,092,177	QUALCOMM, Inc.	11,983	764,995
COSMETICS/PERSONAL CARE - 5.8%					1,880,577
Colgate-Palmolive Co.	8,140	805,372	TRANSPORTATION - 6.1%
Procter & Gamble Co.	16,899	1,075,452	Expeditors International of Washington, Inc.	18,974	758,960
		1,880,824	FedEx Corp.	7,922	699,037
ELECTRONICS - 5.2%			Union Pacific Corp.	4,404	495,186
Honeywell International, Inc.	12,934	784,577			1,953,183
Thermo Fisher Scientific, Inc.	16,022	891,624
		1,676,201	TOTAL COMMON STOCK		31,601,517
FOOD - 2.9%			( Cost - $25,275,574)
Kraft Foods, Inc. - Cl. A	23,340	930,566
			SHORT-TERM INVESTMENTS - 3.1%
HEALTHCARE-PRODUCTS - 3.7%			MONEY MARKET FUND - 3.1%
Baxter International, Inc.	11,744	650,735	Fidelity Institutional	982,229	982,229
St. Jude Medical, Inc.	13,864	536,814	Money Market Portfolio - 0.20% +
		1,187,549	TOTAL SHORT-TERM INVESTMENTS
INSURANCE - 5.8%			( Cost - $982,229)
Berkshire Hathaway, Inc. - Cl. B *	15,158	1,219,461
Markel Corp. *	1,486	654,256	TOTAL INVESTMENTS - 101.0%		$ 32,583,746
		1,873,717	( Cost - $26,257,803)
MEDIA - 2.6%			LIABILITIES IN EXCESS OF OTHER ASSETS- (1.0) %		(315,436)
Walt Disney Co.	19,574	843,835	NET ASSETS - 100.0%		$ 32,268,310

* Non-Income producing security.
+ Variable rate security. Interest rate is as of April 30, 2012.
ADR - American Depositary Receipt.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Unaudited) (Continued)
April 30, 2012

Portfolio Composition * - Unaudited

Consumer, Non-Cyclical	26.83%		Financial		9.18%
Technology	21.23%		Basic Materials		5.16%
Industrial	12.43%		Short Term Investments		3.01%
Energy	10.11%		Communications		2.59%
Consumer, Cyclical	9.46%		Total		100.00%

* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund

Message from the Sub-Adviser (The Ithaka Group, LLC)

Large cap growth stocks, as measured by the Russell 1000 Growth Index, rose 8.1 percent over the second fiscal quarter, after rising 6 percent in January. This increase was primarily driven by investors reallocating from their “lower-risk” investments to opportunities in the areas of the market that are generally associated with “higher-risk” and higher returns, such as growth stocks. The Sub-Adviser implements a concentrated approach to investing in large cap growth stocks which generally means that the Fund is more sensitive to an individual holding’s performance than the performance of any single sector or the performance of the benchmark index as a whole.

The largest holding in the Fund and in the benchmark index, Apple, Inc. (AAPL), rose 48.4 percent since it was purchased by the Fund near the beginning of December 2011. Concern that Apple, Inc.’s substantial size would inevitably dampen earnings growth contributed to the containment of its valuation during 2011, but recently both the forward earnings estimate and valuation leaped ahead by double digits. The Sub-Adviser anticipates continued robust growth for Apple, Inc., as the company continues to introduce cutting-edge products and enter new markets with success. Another large holding in the Fund and contributor to performance was Salesforce.com, Inc. (CRM), adding 25.7 percent since its initial purchase in December 2011. The large increase was primarily due to the company delivering strong earnings and sales numbers, up almost 40 percent and ahead of expectations. Both of these firms are members of the information technology sector of the benchmark index. The information technology sector rose 18.3 percent since December 9, 2011, significantly lagging the performance of Apple, Inc. and Salesforce.com, Inc.

Within the consumer discretionary sector, Coach Inc. (COH), a producer of leather goods such as purses and cases, increased only 4.4 percent during the second fiscal quarter, while the consumer discretionary sector in general increased 10.4 percent. This lackluster performance was primarily due to investor concern about the decrease in reported North American sales. The position in Coach Inc. detracted from the Fund’s performance in the latest fiscal quarter relative to the benchmark index and the sector, but this was more than offset by the Fund’s significant exposure to Priceline.com, Inc. (PCLN). Priceline.com, Inc. surged 43.7 percent during the second fiscal quarter as the company continues to boast operating margins well-above competitors and produce strong earnings results. The Sub-Adviser continued to favor Priceline.com, Inc. as it continues to lead competition in the “room-bidding” marketplace which is heavily used by both business and non-business patrons across the country.

The Fund slightly reduced exposure to stocks headquartered outside of the United States, as it exited China-based New Oriental Education & Technology Group, Inc. (EDU) at the beginning of March. Subsequent to selling out of the position, the stock rose only 4 basis points through the end of the second fiscal quarter, significantly underperforming the benchmark index by almost 4.2 percent during the same timeframe. As of April 30, 2012, only 8.1 percent of the portfolio was allocated to stocks outside of the United States. The Sub-Adviser does not have a target allocation for foreign-based companies as each stock in the Fund is subjected to the same fundamental criteria to be added or removed from the Fund’s holdings.

The Sub-Adviser primarily focuses on stocks that exhibit above average growth in revenues and cash flow and does not anticipate making significant changes to the existing holdings. The Sub-Adviser does not directly implement global or macroeconomic views into the selection process, but did voice concern over holdings that have significant exposure to Europe. In addition, the Sub-Adviser voiced concern about how the Facebook Inc. (FB) initial public offering may impact the growth equity market and peers as the date nears.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Since Inception (12/8/11)*
Class N	N/A	N/A	N/A	N/A	13.10%
Class C Class A with load of 5.75% Class A without load	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	12.70% 6.41% 12.90%
Russell 1000 Growth Index	N/A	N/A	N/A	N/A	15.63%

*Fund commenced operations on December 8, 2011.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.01% for Class N, 2.01% for Class C and 1.26% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund (Unaudited)
April 30, 2012
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.9%
AEROSPACE/DEFENSE - 5.3%			METAL FABRICATE/HARDWARE - 3.9%
BE Aerospace, Inc. *	1,022	$ 48,065	Precision Castparts Corp.	304	$ 53,617
TransDigm Group, Inc. *	199	25,098
		73,163	MISCELLANEOUS MANUFACTURING - 0.7%
APPAREL - 6.2%			Polypore International, Inc. *		9,935
Coach, Inc.	806	58,967
Under Armour, Inc. - Cl. A *	276	27,029	OIL & GAS SERVICES - 6.3%
		85,996	National Oilwell Varco, Inc.	15,827	49,244
BIOTECHNOLOGY - 1.2%			Schlumberger Ltd.	10,534	37,441
Illumina, Inc. *	373	16,610			86,685
			REITS - 1.9%
CHEMICALS - 1.6%			American Tower Corp.	13,038	26,166
Potash Corp. of Saskatchewan, Inc.	523	22,217
			RETAIL - 5.2%
COMMERCIAL SERVICES - 9.0%			Starbucks Corp.	6,103	42,748
Mastercard, Inc. - Cl. A	184	83,218	Ulta Salon Cosmetics & Fragrance, Inc.		28,658
Visa, Inc. - Cl. A	332	40,829			71,406
		124,047	SEMICONDUCTORS - 5.7%	16,789
COMPUTERS - 7.3%			ARM Holdings PLC - ADR	17,018	25,634
Apple, Inc. *	173	101,074	QUALCOMM, Inc.		53,434
					79,068
FOOD - 1.2%			SOFTWARE - 9.8%	27,643
Whole Foods Market, Inc.	206	17,112	Salesforce.com, Inc. *		73,660
			VeriFone Systems, Inc. *		21,057
HEALTHCARE-PRODUCTS - 4.4%			Vmware, Inc. - Cl. A *	36,465	40,331
Intuitive Surgical, Inc. *	105	60,711			135,048
			TOTAL COMMON STOCK
INTERNET - 20.4%			( Cost - $1,267,988)		1,356,247
Amazon.com, Inc. *	332	76,991
Baidu, Inc. - ADR *	209	27,734	SHORT-TERM INVESTMENTS - 2.8%
F5 Networks, Inc. *	274	36,697	MONEY MARKET FUND - 2.8%
LinkedIn Corp. - Cl. A *	361	39,150	First American Prime Obligations	39,013	39,013
MercadoLibre, Inc.	276	26,700	Money Market Portfolio - 0.00% +
OpenTable, Inc. *	260	11,630	TOTAL SHORT-TERM INVESTMENTS
Priceline.com, Inc. *	83	63,148	( Cost - $39,013)
		282,050
LODGING - 2.9%			TOTAL INVESTMENTS - 100.7%		$ 1,395,260
Wynn Resorts Ltd.	296	39,486	( Cost - $1,307,001)
			LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7) %		(10,166)
MACHINERY-CONSTRUCTION & MINING - 2.4%			NET ASSETS - 100.0%		$ 1,385,094
Caterpillar, Inc.	325	33,400
			* Non-Income producing security.
MACHINERY-DIVERSIFIED - 2.8%			+ Variable rate security. Interest rate is as of April 30, 2012.
Cummins, Inc.	332	38,456	ADR - American Depositary Receipt.
			REIT- Real Estate Investment Trust.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund (Unaudited) (Continued)
April 30, 2012

Portfolio Composition * - Unaudited

Technology	22.59%		Energy		6.21%
Communications	20.21%		Short Term Investments		2.80%
Consumer, Non-Cyclical	15.66%		Financial		1.88%
Industrial	14.95%		Basic Materials		1.59%
Consumer, Cyclical	14.11%		Total		100.00%

* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, Limited Partnership)

International equity markets, as measured by the MSCI All Country World ex U.S. Index (net) (referred to as the “Index”), rose 2.7 percent during the six month period ending April 30, 2012 (the “six-month period”). For the months of November and December of 2011, the Index was down 5.1 percent and 1.1 percent respectively. In January markets turned positive, posting a 6.8 percent gain, as investors responded favorably to modestly positive domestic economic data and strong corporate earnings. In February the Index returned 5.6 percent, primarily driven by a second tranche of long term refinancing operations in late February where the European Central Bank provided three year loans at one percent that buoyed market liquidity, helped ease sovereign debt tensions, and reduced borrowing costs in the region.   In March and April, the Index was down 1.4 percent and 1.6 percent, respectively, primarily due to renewed concerns over the euro-zone sovereign debt crisis.

The Sub-Adviser’s investment process utilizes quantitative methods that focus on identifying and incorporating investment signals into its proprietary return forecast, risk forecast and transaction cost forecast models.  It is best characterized as a dynamic process that uses these models to evaluate securities on an integrated basis to exploit tactical opportunities across companies, sectors, and countries while seeking to avoid long term systematic biases toward any particular country, sector, style, or market capitalization.  These models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of: (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country affiliation and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation.  Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to returns relative to the Index during the six-month period included Brazil (primarily due to consumer staples and utilities sector overweights), Thailand (primarily due to consumer discretionary sector and consumer staples sector overweights), and the Netherlands and Korea (both benefiting from information technology sector overweights).  Countries contributing most to underperformance relative to the Index included Italy (primarily due to a financial services sector overweight), Japan (primarily due to a telecommunication services sector overweight), and Finland (primarily due to an information technology sector overweight).

Sectors contributing most to  returns relative to the Index during the six-month period included materials (primarily due to a Canada underweight and a South Africa overweight), utilities (primarily due to a Brazil overweight), and energy (primarily due to Canada and Brazil underweights).  Sectors contributing most to underperformance relative to the Index included financial services (primarily due to France and Italy overweights), information technology (primarily due to a Finland overweight and a Japan underweight), and healthcare (primarily due to a UK overweight).

The stocks contributing most to  returns relative to the Index during the six-month period included Companhia de Bebidas das Americas (Brazil consumer staples) Samsung Electronics Co. Ltd. (Korea information technology), and Companhia Energetica de Minas Gerais (Brazil utilities). Stocks contributing most to underperformance relative to the Index included UniCredit S.p.A (Italy financial services), Nokia Corp. (Finland information technology), and Softbank (Japan financial services).

The foregoing “Message from the Sub-Advisor” is provided by Arrowstreet Capital, Limited Partnership (“Arrowstreet”) through April 30, 2012 for informational purposes only and solely with respect to the portfolio of assets within the Fund managed by Arrowstreet. .  References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice.  Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2012**

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	1.02%	(15.52)%	13.95%	(3.35)%	3.65%
Class C Class A with load of 5.75% Class A without load	0.52% (4.86)% 0.92%	(16.36)% (20.60)% (15.73)%	12.80% 11.45% 13.68%	(4.31)% (4.72)% (3.58)%	2.63% (3.27)%* (2.18)%*
MSCI ACW ex US Index (net)	2.73%	(12.90)%	13.55%	(2.75)%	5.39%

*Class A commenced operations on January 3, 2007.

**Arrowstreet Capital, Limited Partnership became the Sub-Adviser of the Dunham International Stock Fund effective July 1, 2008.

The MSCI All Country World ex US (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.28% for Class N, 3.28% for Class C and 2.53% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited)
April 30, 2012
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 93.1%
AEROSPACE/DEFENSE - 1.5%			BANKS - 10.8% (continued)
BAE Systems PLC	38,769	$ 185,853	BNP Paribas SA	16,952	$ 683,914
European Aeronautic Defence and Space Co. NV	3,032	119,775	CaixaBank	12,611	43,457
Rolls-Royce Holdings PLC *	21,493	287,391	Credit Agricole SA	34,044	175,182
Safran SA	1,846	68,396	DNB ASA	5,919	63,730
		661,415	Intesa Sanpaolo SpA	272,997	413,667
AGRICULTURE - 2.1%			Intesa Sanpaolo SpA	56,321	75,246
British American Tobacco Malaysia Bhd	1,100	20,162	Kasikornbank PCL	13,900	73,634
Japan Tobacco, Inc.	83	459,564	KBC Groep NV	4,415	85,561
KT&G Corp.	2,183	149,815	Krung Thai Bank PCL	134,700	78,595
Souza Cruz SA	7,700	120,445	Lloyds Banking Group PLC *	255,017	128,070
Swedish Match AB	3,800	154,758	Mediobanca SpA	15,797	77,203
		904,744	Natixis	41,107	125,264
AIRLINES - 0.0%			OTP Bank PLC	1,686	29,608
Turk Hava Yollari *	1	2	Shinsei Bank Ltd.	26,000	33,535
			Societe Generale SA	12,823	303,460
APPAREL - 0.5%			Sumitomo Mitsui Trust Holdings, Inc.	1,000	2,928
Burberry Group PLC	5,499	132,550	Svenska Handelsbanken AB	4,210	136,236
Christian Dior SA	686	103,404	Swedbank AB	9,806	161,833
		235,954	UniCredit SpA	161,968	645,784
AUTO MANUFACTURERS - 8.3%					2,974,346
Bayerische Motoren Werke AG	7,399	703,469	BEVERAGES - 1.5%
Daihatsu Motor Co., Ltd.	7,000	132,072	Anheuser-Busch InBev NV	2,268	163,405
Daimler AG	7,762	429,321	Cia de Bebidas das Americas - ADR	7,088	297,554
Fiat SpA *	39,706	191,716	Cia de Bebidas das Americas - Right *	26	223
Fuji Heavy Industries, Ltd.	35,000	263,856	Fomento Economico Mexicano SAB de CV - ADR	927	75,328
Hino Motors, Ltd.	17,000	120,166	Grupo Modelo SAB de CV	8,200	58,048
Honda Motor Co., Ltd.	6,900	248,201	Kirin Holdings Co. Ltd.	5,000	63,630
Hyundai Motor Co.	753	177,760			658,188
Isuzu Motors, Ltd.	45,000	256,794	BUILDING MATERIALS - 0.1%
Kia Motors Corp.	2,690	197,389	Asahi Glass Co. Ltd.	3,000	23,576
Mazda Motor Corp. *	31,000	50,351
Nissan Motor Co. Ltd.	29,500	306,559	CHEMICALS - 0.6%
Peugeot SA	4,805	57,686	Bayer AG	2,894	203,845
Renault SA	7,364	334,867	Brenntag AG	425	52,926
Volkswagen AG	569	97,163			256,771
		3,567,370	COMMERCIAL SERVICES - 1.4%
AUTO PARTS & EQUIPMENTMENT - 3.8%			CCR SA	15,500	120,981
Aisin Seiki Co., Ltd.	6,600	232,287	Cielo SA	5,880	177,804
Bridgestone Corp.	13,400	316,909	Edenred	3,026	96,637
Cie Generale des Etablissements Michelin	1,183	88,375	Experian PLC	3,714	58,669
Continental AG	2,285	221,535	Reed Elsevier PLC	6,464	53,474
GKN PLC	20,973	69,380	Sodexo	1,021	81,310
Koito Manufacturing Co. Ltd.	6,000	92,797			588,875
Pirelli & C SpA	5,531	67,368	COMPUTERS - 0.6%
Sumitomo Electric Industries Ltd.	3,200	43,144	Fujitsu Ltd.	45,000	218,605
Sumitomo Rubber Industries Ltd.	3,900	53,641	SK C&C Co. Ltd.	571	47,065
Toyota Industries Corp.	3,900	110,104			265,670
Valeo SA	7,123	350,164	COSMETICS/PERSONAL CARE - 0.6%
		1,645,704	Beiersdorf AG	794	55,699
BANKS - 10.8%			Kao Corp.	4,600	123,197
Banca Monte dei Paschi di Siena SpA	350,036	124,473	LG Household & Health Care Ltd.	117	61,275
Banco Bilbao Vizcaya Argentaria SA	27,995	189,372	Natura Cosmeticos SA	1,400	31,843
Banco Espirito Santo SA *	17,713	15,000			272,014
Banco Bilbao Vizcaya Argentaria SA - Right *	27,995	4,001	DISTRIBUTION/WHOLESALE - 0.4%
Banco Santander SA - Right *	101,814	27,079	Marubeni Corp.	16,000	111,044
Banco Santander SA	116,230	729,489	Sojitz Corp.	34,200	57,568
Bangkok Bank PCL	13,800	85,443			168,612
Bangkok Bank PCL	9,600	60,396	DIVERSIFIED FINANCIAL SERVICES - 0.9%
Bankia SA *	27,720	95,172	Old Mutual PLC	25,243	60,605
			ORIX Corp.	3,380	323,003
					383,608

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited) (Continued)
April 30, 2012
		Market			Market
Security	Shares	Value	Security	Shares	Value
ELECTRIC - 1.3%			HOME BUILDERS - 0.2%
Aboitiz Power Corp.	163,800	$ 131,708	Sekisui Chemical Co., Ltd.	11,000	$ 98,854
Centrais Eletricas Brasileiras SA	6,400	55,125
Cia Energetica de Minas Gerais - ADR	8,886	219,218	HOME FURNISHINGS - 0.6%
CPFL Energia SA - ADR	87	2,453	Panasonic Corp.	2,900	22,222
Red Electrica Corp. SA	1,172	51,006	Sony Corp.	14,600	236,019
Tractebel Energia SA	5,000	86,475			258,241
		545,985	HOUSEHOLD PRODUCTS/WARES - 0.1%
ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%			Societe BIC SA	468	51,532
Brother Industries Ltd.	8,100	108,783
Furukawa Electric Co., Ltd.	16,000	43,398	HOUSEWARES - 0.0%
NV Bekaert SA	495	14,696	Turkiye Sise ve Cam Fabrikalari AS	2	4
Prysmian SpA	3,060	49,825
		216,702	INSURANCE - 4.7%
ELECTRONICS - 0.2%			Aegon NV *	47,101	219,012
LG Display Co., Ltd. *	1,750	38,632	Ageas	37,893	69,024
Nippon Electric Glass Co., Ltd.	4,000	32,303	AIA Group Ltd.	13,200	46,719
		70,935	Assicurazioni Generali SpA	17,177	234,258
ENGINEERING & CONSTRUCTION - 0.2%			AXA SA *	34,622	491,798
Chiyoda Corp.	5,000	60,179	CNP Assurances	6,382	89,573
Sacyr Vallehermoso SA	9,625	17,389	Delta Lloyd NV	3,439	57,978
		77,568	Mapfre SA	24,451	70,757
ENTERTAINMENT - 0.2%			MS&AD Insurance Group Holdings	6,600	121,617
OPAP SA	8,549	76,373	NKSJ Holdings, Inc.	500	10,287
			Sanlam Ltd.	34,544	149,486
FOOD - 3.6%			SCOR SE	4,625	122,228
Ajinomoto Co. Inc.	11,000	141,898	Standard Life PLC	36,400	132,126
BIM Birlesik Magazalar AS	2,684	111,759	Swiss Re AG *	1,494	93,787
BRF - Brasil Foods SA - ADR	6,398	117,915	T&D Holdings, Inc.	8,500	91,581
Cia Brasileira de Distribuicao Grupo Pao de Acucar - Right *	12	17	Tokio Marine Holdings, Inc.	400	10,228
Cosan SA Industria e Comercio	6,600	115,612			2,010,459
Danone	1,262	88,810	INTERNET - 0.3%
Distribuidora Internacional de Alimentacion SA *	24,888	119,448	NCSoft Corp.	186	47,972
Jeronimo Martins SGPS SA	2,379	44,505	NHN Corp.	324	73,245
Kerry Group PLC	1,389	63,410			121,217
Koninklijke Ahold NV	13,267	168,327	INVESTMENT COMPANIES - 0.7%
Nippon Meat Packers Inc.	2,000	25,535	Investment AB Kinnevik	5,230	106,354
Orion Corp/Republic of South Korea	83	65,736	Investor AB	8,288	165,215
Shoprite Holdings Ltd.	5,790	100,445	Resolution Ltd.	10,194	37,040
Tiger Brands Ltd.	2,859	105,170			308,609
Unilever NV - GDR	7,971	272,938	IRON/STEEL - 0.2%
WM Morrison Supermarkets PLC	1,875	8,543	Kumba Iron Ore Ltd.	1,458	103,561
		1,550,068
FOOD SERVICE - 0.7%			LEISURE TIME - 0.5%
Compass Group PLC	27,709	289,649	TUI Travel PLC	27,859	86,406
			Yamaha Motor Co. Ltd.	9,500	126,824
HEALTHCARE-PRODUCTS - 0.8%					213,230
Cie Generale d'Optique Essilor International SA	825	72,669	LODGING - 0.6%
Coloplast A/S	421	77,920	Sands China Ltd.	45,200	176,993
Fresenius SE & Co. KGaA	1,638	163,472	SJM Holdings Ltd.	29,000	63,375
Luxottica Group SpA	1,441	51,507			240,368
		365,568	MACHINERY-CONSTRUCTION & MINING - 0.1%
HOLDING COMPANIES-DIVERSIFIED - 1.3%			United Tractors Tbk PT	19,500	62,646
Exor SpA	3,756	87,417
Groupe Bruxelles Lambert SA	658	45,649	MEDIA - 1.6%
Hutchison Whampoa Ltd.	14,000	134,137	BEC World PCL	153,500	256,490
Imperial Holdings Ltd.	4,987	108,760	British Sky Broadcasting Group PLC	12,310	135,465
LVMH Moet Hennessy Louis Vuitton SA	739	122,551	ITV PLC	55,903	75,968
Remgro Ltd.	431	7,325	Kabel Deutschland Holding AG *	1,003	63,208
Wharf Holdings Ltd.	6,000	35,587	Lagardere SCA	81	2,455
		541,426	PagesJaunes Groupe	3,022	8,673

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited) (Continued)
April 30, 2012
		Market			Market
Security	Shares	Value	Security	Shares	Value
MEDIA - 1.6% (continued)			RETAIL - 2.9%
Pearson PLC	5,262	$ 99,096	Aeon Co., Ltd.	22,400	$ 292,286
Societe Television Francaise 1	4,532	43,881	Astra International Tbk PT	12,500	96,401
		542,259	Autogrill SpA	4,818	47,956
MINING - 1.4%			E-Mart Co. Ltd.	401	95,155
Antofagasta PLC	1,994	38,392	Grupo Elektra SA de CV	185	11,282
Fresnillo PLC	4,323	110,151	Jollibee Foods Corp.	32,600	86,460
KGHM Polska Miedz SA	5,060	223,624	PPR	743	124,294
Umicore SA	4,528	245,795	Seven & I Holdings Co., Ltd.	12,100	366,086
		617,962	Spirit Pub Co. PLC *	51,316	46,353
MISCELLANEOUS MANUFACTURING - 1.0%			UNY Co., Ltd.	8,400	97,566
FUJIFILM Holdings Corp.	9,700	205,638			1,263,839
IMI PLC	6,365	102,264	RETAIL - APPAREL/SHOES - 0.4%
Konica Minolta Holdings, Inc.	8,000	64,873	Next PLC	3,281	156,088
Nikon Corp.	1,600	47,398
		420,173	RETAIL - BUILDING PRODUCTS - 0.8%
OFFICE/BUSINESS EQUIPMENT - 0.3%			Kingfisher PLC	71,829	338,856
Ricoh Co., Ltd.	8,000	71,629
Seiko Epson Corp.	3,900	52,002	RETAIL - CONVENIENCE STORE - 0.6%
		123,631	Alimentation Couche Tard, Inc.	1,765	76,674
OIL & GAS - 3.4%			CP ALL PCL *	75,900	188,442
ENI SpA	8,047	178,735			265,116
Lukoil OAO - ADR	6,212	381,106	RETAIL - JEWELRY - 0.2%
OMV AG	2,640	89,269	Cie Financiere Richemont SA	1,777	109,964
SK Holdings Co., Ltd.	485	51,635
Statoil ASA	9,453	253,379	RETAIL - MAJOR DEPARTMENT STORE - 0.1%
Statoil ASA - ADR	2,773	74,621	Home Retail Group PLC	35,237	60,943
Total SA	4,606	221,021
Total SA - ADR	4,302	206,969	RETAIL - MISC/DIVERSIFIED - 0.2%
		1,456,735	Woolworths Holdings Ltd./South Africa	15,935	100,049
OIL & GAS SERVICES - 0.1%
Saipem SpA	1,077	53,212	RETAIL - PUBS - 0.1%
			Enterprise Inns PLC *	39,979	39,782
PHARMACEUTICALS - 8.6%
Actelion Ltd. *	1,893	80,143	RETAIL - RESTAURANTS - 0.2%
AstraZeneca PLC	9,292	407,389	Whitbread PLC	2,360	73,841
Celesio AG	2,952	50,888
Eisai Co., Ltd.	2,700	105,472	SEMICONDUCTORS - 6.2%
GlaxoSmithKline PLC - ADR	16,465	761,177	ARM Holdings PLC	24,423	206,591
GlaxoSmithKline PLC	4,531	104,707	ASML Holding NV	5,065	258,264
Grifols SA *	3,311	83,334	ASML Holding NV	5,173	263,118
Merck KGaA	1,121	123,174	Infineon Technologies AG	39,501	393,500
Novartis AG	6,766	373,490	Macronix International	409,727	134,745
Novo Nordisk A/S	3,832	564,764	Samsung Electronics Co., Ltd.	1,007	1,232,524
Ono Pharmaceutical Co., Ltd.	1,800	101,866	SK Hynix Inc. *	3,630	89,470
Roche Holding AG	1,914	349,707	STMicroelectronics NV	1,128	6,520
Sanofi	4,941	377,260	STMicroelectronics NV	15,834	91,135
Shire PLC - ADR	872	85,072			2,675,867
Shire PLC	4,162	135,675	SOFTWARE - 3.5%
		3,704,118	Amadeus IT Holding SA	11,794	241,354
PRIVATE EQUITY - 0.2%			Sage Group PLC	22,666	105,343
Eurazeo	1,455	74,567	SAP AG - ADR	576	38,183
			SAP AG	17,321	1,148,183
REAL ESTATE - 0.5%					1,533,063
Cheung Kong Holdings Ltd.	9,000	119,040	TELECOMMUNICATIONS - 9.4%
New World Development Co., Ltd.	43,000	53,311	Alcatel-Lucent/France *	18,769	28,853
Wheelock & Co., Ltd.	17,000	57,283	BT Group PLC	71,296	243,914
		229,634	China Mobile Ltd.	96,000	1,062,228
REITS - 0.1%			Chorus Ltd. *	17,477	48,850
Unibail-Rodamco SE	268	50,129	France Telecom SA	4,447	60,937

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Unaudited) (Continued)
April 30, 2012
		Market			Market
Security	Shares	Value	Security		Value
TELECOMMUNICATIONS - 9.4%			BEVERAGES - 1.0%
HKT Trust / HKT Ltd. *	25,391	$ 19,736	Cia de Bebidas das Americas	10,700	$ 451,145
Millicom International Cellular SA - NVDR	1,138	120,416
NICE Systems Ltd. *	1,430	54,760	ELECTRIC - 0.3%
Nippon Telegraph & Telephone Corp.	10,600	479,364	Cia Energetica de Minas Gerais	3,000	59,490
Nokia OYJ	88,818	321,551	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	5,400	83,156
PCCW Ltd.	398,000	147,805			142,646
Softbank Corp.	4,400	131,259	FOOD - 0.2%
StarHub Ltd.	70,000	180,365	Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,600	74,389
Telecom Corp. of New Zealand Ltd.	86,062	185,199
Telecom Italia SpA *	110,540	125,359	SEMICONDUCTORS - 0.2%
Telecom Italia SpA *	112,715	105,532	Samsung Electronics Co., Ltd.	115	81,956
Telenor ASA	9,846	180,792
Telstra Corp. Ltd.	128,501	473,486	TELECOMMUNICATIONS - 0.3%
Tim Participacoes SA - ADR	1,020	30,529	Telefonica Brasil SA	4,800	137,592
Vodacom Group Ltd.	4,728	65,937
		4,066,872	TOTAL PREFERRED STOCK (Cost - 1,206,453)		1,523,885

TOYS/GAMES/HOBBIES - 0.1%			SHORT-TERM INVESTMENTS - 2.8%
Namco Bandai Holdings, Inc.	3,000	42,875	MONEY MARKET FUND - 2.8%
			Fidelity Institutional Money Market Funds - Government Portfolio	1,195,395	1,195,395
TRANSPORTATION - 0.8%			TOTAL SHORT-TERM INVESTMENTS (Cost - $1,195,395)
Deutsche Post AG	1,416	26,432
Kawasaki Kisen Kaisha Ltd. *	22,000	46,317	TOTAL INVESTMENTS - 99.4% (Cost - $40,598,339)		$ 42,937,883
Koninklijke Vopak NV	833	53,705	OTHER ASSETS LESS LIABILITIES - 0.6%		247,133
Nippon Yusen KK	51,000	150,682	NET ASSETS - 100.0%		$ 43,185,016
Orient Overseas International Ltd.	13,500	91,994
		369,130	* Non-income producing security.
WATER - 0.5%			ADR - American Depositary Receipt.
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	1,577	124,835	GDR - Global Depositary Receipt
Cia de Saneamento Basico do Estado de Sao Paulo	2,000	79,256	NVDR - Non Voting Depositary Receipt.
		204,091	+ Variable rate security. Interest rate is as of April 30, 2012.

TOTAL COMMON STOCK (Cost - $38,196,491)		40,218,603

PREFERRED STOCK - 3.5%
AEROSPACE/DEFENSE - 0.0%
Rolls-Royce Holdings PLC *	2,278,258	3,700

AUTO MANUFACTURERS - 1.5%
Hyundai Motor Co.	711	46,751
Porsche Automobil Holding SE	2,507	153,108
Volkswagen AG	2,283	432,598
		632,457

Portfolio Composition * - Unaudited
Other Countries	23.58%		South Korea	5.72%
Japan	16.37%		Brazil	5.56%
France	10.96%		Hong Kong	4.26%
Britain	10.33%		Spain	3.89%
Germany	10.15%		Netherlands	3.29%
Italy	5.89%		Total	100.00%
* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Ten Asset Management, Inc.)

The real estate stock market, as measured by the Dow Jones U.S. Select Real Estate Securities Index, continued its remarkable rally from the first fiscal quarter through the second fiscal quarter ending April 30, 2012.  In the first fiscal quarter, real estate securities rose 7.0 percent and in the most recent fiscal quarter increased an additional 7.2 percent. Across both periods, this brought the return on real estate stocks to 14.7 percent, 1.5 percent higher than U.S. stocks in general, as measured by the S&P 500 Index. In the span of the past six months, concerns about Greece generally transitioned from regularly moving markets to far less volatile action and the strength of the domestic economic recovery has been largely taken for granted. These rapid shifts in market psychology have led to opportunities which the sub-adviser’s strategy seeks to take advantage of, as it remains focused on real estate investment trusts (“REITs”) that trade at a discount to their intrinsic value.

The continuation of the rally in real estate stocks during the most recent fiscal quarter was led by regional mall REITs, and closely followed by retail REITs and warehouse/industrial REITs. Regional mall REITs climbed 14.2 percent during the most recent fiscal quarter after rising 8.5 percent in the previous fiscal quarter. Retail and warehouse/industrial REITs rose 11.7 and 11.4 percent, respectively over the most recent fiscal quarter. In contrast, the worst performing REITs, in general, were healthcare REITs, whose prospects were hampered by concerns regarding Medicare reimbursement amid austerity. Healthcare REITs rose less than 1.0 percent during the most recent fiscal quarter, underperforming the real estate stock index by close to 6.2 percent. Another relative underperformer was the hotel REITs sector, which underperformed the real estate stock index by 1.7 percent during the most recent fiscal quarter. The underperformance of the hotel REIT sector was on the heels of the hotel REIT sector increasing 14.8 percent in the first fiscal quarter, leaving it one of the strongest performers within the REITs market in the past six months.

The Sub-Adviser remains interested in how the real estate market will react to the winding down of the Federal Reserve’s “Operation Twist.” This is primarily because the Sub-Adviser believes that a key driver to REIT earnings is the spread earned between portfolio income and borrowing costs.  Portfolio income generally resets at a pace slower than borrowing costs, causing the spread income to increase as the yield curve flattens.  For example, as of April 30, 2012 the yield on 30-year Treasuries stood at 3.1 percent, barely changed from January and down from 4.4 percent as of June 30, 2011.  The yield on 10-year treasuries stood at less than 2.0 percent, also insignificantly changed from three months ago and down from 3.2 percent as of June 30, 2011. In the event that the expiration of Operation Twist affects the shape of the yield curve and causes it to steepen, this will generally eat away at REIT earnings and may affect the valuations on REITs that are most sensitive to interest rate changes.

The Fund’s return in the past two fiscal quarters benefitted from the better performance of REITs trading at discounted FFO (funds from operations) yields, which are favored by the Sub-Adviser’s selection process, as well as REITs with less turnover or changes within their property portfolios.  During the six month period, the Fund benefitted from holding DuPont Fabros Technology (DFT), which focuses on data center properties whose growth generally coincides with the demand for cloud computing. DuPont Fabros Technology increased 31.8 percent over past two fiscal quarters.  Another strong contributor to Fund performance was Pennsylvania Real Estate Investment Trust (PEI), a commercial REIT which returned 41.1 percent during the past two fiscal quarters.  The Fund’s performance was negatively impacted by its position in First Potomac Realty Trust (FPO), a REIT focused on Washington DC properties, which declined 9.7 percent over the six month period and 15.1 percent in the most recent fiscal quarter primarily due to concern over its earnings release.

Consistent with the Sub-Adviser’s discipline to invest in REITs with premium FFO yields and trading at a discount to their NAV (net asset value), the Sub-Adviser remains slightly overweight hotel and office REITs and underweight residential REITs. The Sub-Adviser is optimistic about some of the Fed’s programs and their benefit to REITs not only from the apparent aim of supporting housing prices, but with the indirect benefit of supporting spread income through a flattening yield curve.  The Sub-Adviser believes REITs should continue to attract income investors looking for sources of yield.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	14.15%	7.60%	30.92%	(0.21)%	5.58%
Class C Class A with load of 5.75% Class A without load	13.66% 7.56% 14.10%	6.50% 1.13% 7.34%	29.66% 28.06% 30.62%	(1.21)% (1.61)% (0.44)%	4.53% (1.00)%* 0.12%*
DJ U.S. Select Real Estate Securities Index	14.73%	10.00%	32.80%	(0.31)%	6.60%

*Class A commenced operations on January 3, 2007.

The DJ U.S. Select Real Estate Securities Index is a market-capitalization weighted index which provides a broad measure of the performance of publicly traded real estate securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.53% for Class N, 2.53% for Class C and 1.78% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund (Unaudited)
April 30, 2012
		Market			Market
Security	Shares	Value	Security	Shares	Value
REITS - 98.2%
APARTMENTS - 15.8%			REGIONAL MALLS - 18.7%
Apartment Investment & Management Co. - Cl. A	2,500	$ 67,875	CBL & Associates Properties, Inc.	14,470	$ 269,576
Avalonbay Communities	4,070	591,778	The Macerich Co.	3,712	228,548
BRE Properties, Inc	1,400	73,500	Penn Real Estate Investment Trust	26,780	377,330
Camden Property Trust	7,520	508,878	Rouse Properties, Inc. *	450	6,048
Equity Residential	14,420	885,965	Simon Property Group	12,801	1,991,836
Essex Property Trust, Inc.	700	110,579	Taubman Centers, Inc.	3,980	307,176
Home Properties, Inc.	4,070	248,474			3,180,514
UDR, Inc.	7,750	204,058	SHOPPING CENTERS - 3.2%
		2,691,106	Federal Realty Investment Trust	1,800	181,188
DIVERSIFIED - 12.5%			Kimco Realty Corp.	8,801	170,827
CapLease, Inc.	22,700	94,205	Kite Realty Group Trust	37,800	193,158
DuPont Fabros Technology, Inc.	14,100	382,815			545,173
Lexington Realty Trust	21,950	195,355	SINGLE TENANT - 0.5%
Liberty Property Trust	5,770	210,317	Getty Realty Corp.	5,400	85,428
Mission West Properties, Inc.	15,400	135,212
One Liberty Properties, Inc.	12,286	232,328	STORAGE - 4.6%
PS Business Parks, Inc.	1,600	109,200	CubeSmart	12,300	154,488
Vornado Realty Trust	8,971	770,071	Public Storage	3,942	564,731
		2,129,502	Sovran Self Storage, Inc.	1,100	57,970
HEALTH CARE - 12.6%					777,189
HCP, Inc	19,090	791,281	WAREHOUSE - 4.3%
Health Care REIT, Inc.	5,020	284,433	First Potomac Realty Trust	17,600	218,944
Omega Healthcare Investors	17,000	363,970	Prologis, Inc.	14,414	515,733
Senior Housing Property Trust	8,200	181,056			734,677
Ventas, Inc.	8,953	526,347
		2,147,087	TOTAL REITS (Cost - $11,679,565)		16,728,862
HOTELS - 8.4%
Ashford Hospitality Trust	36,340	310,344	SHORT-TERM INVESTMENTS - 1.5%
Hospitality Properties Trust	16,980	468,308	MONEY MARKET FUND - 1.5%
Host Hotels & Resorts, Inc.	16,616	276,490	Fidelity Institutional Money Market
Sunstone Hotel Investors, Inc. *	36,500	372,300	Funds - Government Portfolio, 0.01%+	250,952	250,952
		1,427,442	TOTAL SHORT TERM INVESTMENTS
MANUFACTURED HOMES - 1.2%			(Cost - $250,952)
Sun Communities, Inc.	4,200	183,750
UMH Properties, Inc.	2,200	25,938	TOTAL INVESTMENTS - 99.7% (Cost - $11,930,517)		$ 16,979,814
		209,688	OTHER ASSETS LESS LIABILITIES - 0.3%		58,069
MORTGAGE - 1.0%			NET ASSETS - 100.0%		$ 17,037,883
AG Mortgage Investment Trust	8,570	169,686

OFFICE PROPERTY - 15.4%
Boston Properties, Inc.	5,400	584,550
Brandywine Realty Trust	30,480	361,493
CommonWealth REIT	23,135	433,781
Highwoods Properties, Inc.	12,810	444,891
Mack Cali Realty Corp.	18,990	545,393	REIT - Real Estate Investment Trust.
Parkway Properties, Inc.	8,300	82,087	+ Variable rate security. Interest rate is as of April 30, 2012.
Piedmont Office Realty Trust - Cl. A	10,100	179,174	* Non-Income producing security.
		2,631,369

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund (Unaudited) (Continued)
April 30, 2012
Portfolio Composition * - Unaudited
Regional Malls		18.73%	Warehouse/Industrial		4.33%
Apartments		15.85%	Shopping Centers		3.21%
Office Property		15.50%	Short Term Investments		1.48%
Health Care		12.64%	Manufactured Homes		1.23%
Diversified		12.54%	Mortgage		1.00%
Hotels		8.41%	Single Tenant		0.50%
Storage		4.58%	Total		100.00%

* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Denver Investment Advisors LLC)

Small capitalization value stocks, as measured by the Russell 2000 Value Index, increased by 7.1 percent in the six-month period ended April 30, 2012.  The energy, utilities and communications sectors were the largest contributors to the Fund’s performance relative to the benchmark.  Individual security selection within those sectors was the main driver of performance, according to the Sub-Adviser. The Sub-Adviser also noted that the Fund performed relatively well despite the underperformance of so-called “quality” small cap stocks that have lower betas, sell for more than twenty dollars per share and pay dividends.  The Sub-Adviser’s strategy only allows it to buy dividend paying small cap stocks that are priced at more than five dollars per share.

The energy sector was the top contributor to performance against the benchmark index in the six-month period ended April 30, 2012.  The Sub-Adviser was underweight the sector by a small amount, but its selections outperformed energy stocks within the index by nearly 10 percent.  Berry Petroleum Co. (BRY), an independent oil and gas exploration firm, had a 30 percent total return in the six-month period.

In a turnaround from the previous six-month period studied, the consumer cyclicals sector had a slightly negative impact on the Fund.  The Sub-Adviser underweighted the sector by more than 2 percent while selections underperformed cyclicals within the benchmark by a relatively small margin.  One of the top ten holdings, Stage Stores, Inc. (SSI), a clothing retailer, fell just over 1 percent in the time period studied after rising by 45 percent in the previous six months.

Exposure to the financial sector had a positive impact on the Fund despite a 1 percent underweight to the index.  Security selection in financials was mainly responsible for the outperformance.  Trustmark Corporation, a regional bank contained in the Fund, gained only 1 percent in the six-months ended April 30, 2011.   Fulton Financial Corporation (FULT), a regional bank in the Northeast, delivered a 12.6 percent return in the six-month period ended April 30, 2012.  The Fund is shifting to an equal weight position after severely underweighting the sector in several previous quarters.  The Sub-Adviser feels that after years of recovery from the financial meltdown, banks are in a better position to grow, particularly in the small capitalization space.

The utilities sector was the second largest contributor to performance against the benchmark index.  Both security selection and a 2 percent underweight to the index contributed to the outperformance.  The Sub-Adviser plans to maintain the underweight position, as it feels most of the companies in the sector are somewhat overvalued.

 The communications sector also added value to the Fund despite its extremely low weighting in the benchmark index.  The Sub-Adviser maintained an overweight of just over 1 percent and outperformed communications stocks within the index by nearly 10 percent.

Going forward, no material changes are planned for the Fund.  The Sub-Adviser expects quite a bit of volatility may occur in the second half of the year as growth slows in China and Europe’s recession continues to be a concern.  It also expects wage growth to be flat to negative in the U.S., with gross domestic product growth at approximately 2 percent annualized.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	9.00%	(1.73)%	19.60%	(0.66)%	2.67%
Class C Class A with load of 5.75% Class A without load	8.53% 2.63% 8.85%	(2.61)% (7.59)% (1.99)%	18.46% 17.00% 19.33%	(1.63)% (2.08)% (0.91)%	1.68% (0.81)%* 0.29%*
Russell 2000 Value Index	11.47%	(4.06)%	18.77%	(0.49)%	3.95%

* Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.11% for Class N, 3.11% for Class C and 2.36% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Unaudited)
April 30, 2012

Security	Shares	Market Value	Security	Shares	Market Value
COMMON STOCK - 96.4%
AEROSPACE/DEFENSE - 3.0%			HOUSEHOLD PRODUCTS - 1.7%
Alliant Techsystems, Inc.	4,250	$ 226,525	Ennis, Inc.	8,250	$ 130,020
Cubic Corp.	4,350	201,101	Toro, Co.	3,170	226,528
Curtiss-Wright Corp.	5,350	188,801			356,548
		616,427	INSURANCE - 11.8%
APPAREL - 1.6%			Alterra Capital Holdings, Ltd.	17,880	427,868
Jones Group, Inc.	30,050	337,161	American Equity Investment Life Holding Co.	31,310	383,861
			Aspen Insurance Holdings, Ltd.	11,300	320,016
AUTO PARTS & EQUIPMENT - 1.3%			Endurance Specialty Holdings, Ltd.	12,600	506,268
Cooper Tire & Rubber Co.	18,100	270,595	Kemper Corp.	6,650	199,433
			Protective Life Corp.	10,550	308,693
BANKS - 10.6%			StanCorp Financial Group, Inc.	7,770	298,213
Bank of the Ozarks, Inc.	8,300	256,470			2,444,352
Community Bank System, Inc.	9,550	268,546	TRUCKING & LEASING - 1.2%
Fulton Financial Corp.	38,000	398,620	GATX Corp.	5,895	252,719
Trustmark Corp.	11,150	283,767
Webster Financial Corp.	11,300	256,849	IRON/STEEL - 0.9%
Westamerica Bancorporation	8,785	402,968	Schnitzer Steel Industries, Inc.	4,750	189,383
Wintrust Financial Corp.	8,790	317,583
		2,184,803	MINING - 0.5%
CHEMICALS - 4.7%			Compass Minerals International, Inc.	1,400	107,128
Cabot Corp.	8,820	380,407
Innophos Holdings, Inc.	4,520	222,248	MISCELLANEOUS MANUFACTURING - 1.0%
Sensient Technologies Corp.	9,950	369,643	Actuant Corp.	7,350	200,434
		972,298
COMMERCIAL SERVICES - 3.6%			OIL & GAS - 1.4%
Brink's Co.	13,340	338,836	Berry Petroleum, Co.	6,400	291,520
MAXIMUS, Inc.	8,900	393,825
		732,661	PHARMACEUTICALS - 2.5%
DISTRIBUTION/WHOLESALE - 1.9%			Medicis Pharmaceutical Corp.	13,300	511,651
Owens & Minor, Inc.	13,502	394,798
			REITS - 5.2%
ELECTRIC - 3.6%			DuPont Fabros Technology, Inc.	10,600	287,790
Portland General Electric, Co.	16,500	426,195	Government Properties Income Trust	10,100	234,522
UIL Holdings Corp.	9,370	322,047	Hatteras Financial Corp.	9,200	267,996
		748,242	LTC Properties, Inc.	8,850	294,528
ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%					1,084,836
Belden, Inc.	7,620	265,024	REITS - MANUFACTURED HOMES - 1.1%
			Equity Lifestyle Properties, Inc.	3,200	223,808
ELECTRONICS - 2.2%
CTS Corp.	17,650	189,384	REITS - OFFICE PROPERTY - 1.6%
Park Electrochemical Corp.	8,838	254,976	Brandywine Realty Trust	27,630	327,692
		444,360
FOREST PRODUCTS & PAPER - 4.3%			RETAIL - 2.3%
Buckeye Technologies, Inc.	12,600	408,366	CEC Entertainment, Inc.	5,500	210,210
Schweitzer-Mauduit International, Inc.	7,050	478,131	Dillard's, Inc.	4,150	267,924
		886,497			478,134
HAND/MACHINE TOOLS - 1.2%			RETAIL - APPAREL - 4.7%
Franklin Electric Co. Inc.	4,930	247,240	Finish Line, Inc.	17,990	400,457
			Regis Corp.	16,570	304,060
HEALTHCARE-PRODUCTS - 5.2%			Stage Stores Inc.	16,852	257,330
Meridian Bioscience, Inc.	16,780	344,829			961,847
STERIS Corp.	7,170	225,210
West Pharmaceutical Services, Inc.	11,300	507,370
		1,077,409

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Unaudited) (Continued)
April 30, 2012

Security	Shares	Market Value	Security	Shares	Market Value
RETAIL - CONVENIENCE STORE - 1.8%			TRANSPORTATION - 4.4%
Casey's General Stores, Inc.	6,650	$ 374,727	Bristow Group, Inc.	8,450	$ 412,782
			Teekay Tankers, Ltd. - Cl. A	14,700	75,852
RETAIL - RESTAURANTS - 2.1%			Tidewater, Inc.	7,670	422,080
Bob Evans Farms, Inc.	11,590	443,202			910,714

RETAIL - SPECIALTY - 1.8%			TOTAL COMMON STOCK (Cost - $16,946,768)		19,942,901
Cash America International, Inc.	7,990	373,533
			SHORT-TERM INVESTMENTS - 3.4%
SEMICONDUCTORS - 0.9%			MONEY MARKET FUND - 3.4%
Intersil Corp. - Cl. A	18,900	194,103	Fidelity Institutional Money Market Funds -
			Government Portfolio - 0.01% +	707,828	707,828
SOFTWARE - 1.9%			TOTAL SHORT-TERM INVESTMENTS (Cost - $707,828)
Blackbaud, Inc.	6,020	186,500
Ebix, Inc.	10,050	205,522	TOTAL INVESTMENTS - 99.8% (Cost - $17,654,596)		$ 20,650,729
		392,022	OTHER ASSETS LESS LIABILITIES - 0.2%		32,976
TELECOMMUNICATIONS - 3.1%			NET ASSETS - 100.0%		$ 20,683,705
Plantronics, Inc.	16,885	647,033
			+ Variable rate security, Interest rates as of April 30, 2012.
			REIT - Real Estate Investment Trust

Portfolio Composition * - Unaudited
Financial	31.42%		Utilities		3.75%
Consumer, Cyclical	19.36%		Communications		3.24%
Industrial	14.73%		Technology		2.94%
Consumer, Non-Cyclical	12.29%		Energy		1.46%
Basic Materials	10.81%		Total		100.00%

* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Small capitalization growth equities, as measured by the Russell 2000 Growth Index, finished the first half of the fiscal year up 10.6 percent. Growth stocks in the small cap space lagged their larger cap peers, as measured by the Russell 1000 Growth Index, by 3.6 percentage points over this same six-month period. The relative underperformance occurred in the second fiscal quarter, especially April, as small cap growth equities, which are historically more volatile than large cap growth equities, experienced a stronger selloff than the broader market.

The Sub-Adviser ended the first fiscal quarter with an overweight allocation to the industrials sector. The sector had been particularly sold off at the end of the prior fiscal year, as industrial firms often operate with a high amount of leverage and intensive capital requirements that can see margins rapidly shift depending on the economic cycle. The Sub-Adviser had avoided names in the sector that were particularly depressed in price, even though these named rallied strongly in the latter part of the quarter, as it requires a fundamental firm catalyst rather than simply a “cheap” valuation to invest. The Sub-Adviser’s overall investment approach continues to target firms with secular market catalysts and novel product creation that can initially drive top-line sales, as well as eventually expanding bottom-line margins and revenue.

By the close of the second fiscal quarter, the Fund had an approximate 5 percent overweight allocation to the industrials sector, an increased overweighting from the end of January and the modest underweight to begin the fiscal year. The Sub-Adviser monitored recessionary developments in Europe, since the widespread deflation there has the potential to impact manufacturing orders from U.S. firms, as well as the potential for a sharp slowdown in Chinese export growth. While the Sub-Adviser did notice a moderation in factory orders later in the fiscal quarter and continues to carefully observe the situation, it does feel that the domestic manufacturing resurgence may still continue and has found attractive growth prospects in the sector. In the industrials space, top performers held over the six month period included names such as jet cabin designer BE Aerospace, Inc. (BEAV), which rose 24.7 percent, and less-than-truckload motor carrier Old Dominion Freight Line, Inc. (ODFL), which added 21.7 percent.

The information technology sector was the largest absolute weighting in the Fund across most of this six- month period, rising from a 21.5 percent allocation in early November to approximately 35 percent by April’s close. The Sub-Adviser especially increased the overweighting to this sector over the second fiscal quarter. OSI Systems, Inc. (OSIS) was a strong performer with a 12.7 percent gain since initial purchase in late February. OSI Systems manufactures electronic components for various industries including healthcare and defense, and rose after its Q3 profits increased 43 percent. The Fund exited, in several sales mid-March through mid-April, its position in Stratasys Inc. (SSYS) a developer of 3D printers for direct digital manufacturing. The final position closure in April came after the stock rallied on news of a merger with Israel’s Object Ltd., another 3D printer manufacturer, in a deal that valued both firms at $1.4 billion.

In contrast, the Sub-Adviser largely trimmed back its overweight allocation to consumer discretionary firms over the course of both fiscal quarters. While the Fund began the year significantly overweight the sector at 26.7 percent of holdings, by the end of April consumer discretionary stocks were a modest underweight, at approximately 14.9 percent of the Fund. Body Central Corp. (BODY), a retailer of inexpensive apparel for women, so-called “fast fashion,” was a top performer in the sector after rising 44.6 percent over both fiscal quarters. Select Comfort Corp. (SCSS), a mattress retailer, was another strong consumer discretionary holdings, gaining 39.1 percent over first half of the fiscal year.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	11.19%	(8.12)%	20.30%	4.86%	6.20%
Class C Class A with load of 5.75% Class A without load	10.66% 4.71% 11.10%	(9.01)% (13.59)% (8.31)%	19.09% 17.71% 20.05%	3.81% 3.37% 4.60%	5.16% 3.91%* 5.08%*
Russell 2000 Growth Index	10.58%	(4.42)%	21.83%	3.27%	5.73%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.46% for Class N, 2.46% for Class C and 1.71% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Unaudited)
April 30, 2012
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 96.3%
AEROSPACE/DEFENSE - 1.2%			ELECTRONICS - 2.8%
BE Aerospace, Inc. *	4,849	$ 228,048	II-VI, Inc. *	2,103	$ 42,922
			Imax Corp. *	7,716	184,952
AIRLINES - 2.1%			OSI Systems, Inc. *	4,457	297,995
Allegiant Travel Co. *	2,780	163,353			525,869
Spirit Airlines, Inc. *	9,351	224,611	ENGINEERING & CONSTRUCTION - 0.8%
		387,964	McDermott International, Inc. *	12,562	141,951
APPAREL - 1.3%
Deckers Outdoor Corp. *	1,572	80,188	FOOD - 1.5%
Maidenform Brands, Inc. *	7,245	165,403	Chefs' Warehouse, Inc. *	5,156	124,672
		245,591	United Natural Foods, Inc. *	3,296	162,460
AUTO MANUFACTURERS - 0.7%					287,132
Wabash National Corp. *	15,051	125,977	HEALTHCARE-PRODUCTS - 6.3%
			ABIOMED, Inc. *	9,627	234,225
BANKS - 1.4%			Cepheid, Inc. *	4,153	159,517
Signature Bank *	3,916	257,242	Cyberonics, Inc. *	4,361	167,026
			Given Imaging Ltd. *	4,131	80,224
BIOTECHNOLOGY - 4.6%			MAKO Surgical Corp. *	4,569	188,745
Alexion Pharmaceuticals, Inc. *	3,490	315,217	Meridian Bioscience, Inc.	8,120	166,866
Exact Sciences Corp. *	15,934	171,609	OraSure Technologies, Inc. *	15,554	178,404
Illumina, Inc. *	4,296	191,301			1,175,007
Incyte Corp. Ltd. *	7,546	171,143	HEALTHCARE-SERVICES - 2.3%
		849,270	Centene Corp. *	3,616	143,157
CHEMICALS - 1.3%			ICON PLC - ADR *	7,567	167,836
Cytec Industries, Inc.	2,574	163,629	Molina Healthcare, Inc. *	4,314	110,654
Zoltek, Inc. *	6,319	69,699			421,647
		233,328	HOME BUILDERS - 0.9%
COMMERCIAL SERVICES - 11.0%			Thor Industries, Inc.	4,683	158,426
Cardtronics, Inc. *	5,633	148,486
DFC Global Corp. *	9,182	160,501	HOME FURNISHINGS - 1.9%
ExlService Holdings, Inc. *	5,842	161,706	La-Z-Boy, Inc. *	11,076	166,915
Huron Consulting Group, Inc. *	4,157	146,493	Select Comfort Corp. *	6,394	184,659
ICF International, Inc. *	5,856	146,049			351,574
Kenexa Corp. *	5,058	165,245	HOUSEHOLD PRODUCTS/WARES - 0.9%
MAXIMUS, Inc.	4,520	200,010	Tumi Holdings, Inc. *	6,414	163,365
On Assignment, Inc. *	11,733	219,524
PAREXEL International Corp. *	6,164	166,058	INTERNET - 8.6%
ServiceSource International, Inc. *	10,417	172,714	Active Network, Inc. *	10,240	172,032
TrueBlue, Inc. *	9,639	166,369	Bankrate, Inc. *	7,711	180,592
United Rentals, Inc. *	3,968	185,226	comScore, Inc. *	6,928	138,006
		2,038,381	Liquidity Services, Inc. *	3,388	180,682
COMPUTERS - 0.9%			MercadoLibre, Inc.	2,002	193,673
Cadence Design Systems, Inc. *	14,343	167,383	Rackspace Hosting, Inc. *	3,109	180,602
			Sourcefire, Inc. *	4,420	225,376
DISTRIBUTION/WHOLESALE - 2.8%			SPS Commerce, Inc. *	2,890	80,400
Beacon Roofing Supply, Inc. *	7,177	191,554	Stamps.com, Inc. *	2,447	71,036
MWI Veterinary Supply, Inc. *	1,784	168,410	Yelp, Inc. - Cl. A *	7,280	166,421
WESCO International, Inc. *	2,477	164,448			1,588,820
		524,412	MACHINERY-DIVERSIFIED - 0.9%
DIVERSIFIED FINANCIAL SERVICES - 2.6%			Chart Industries, Inc. *	2,148	164,172
Financial Engines, Inc. *	8,762	200,124
Portfolio Recovery Associates, Inc. *	1,969	135,506	MISCELLANEOUS MANUFACTURING- 2.5%
Stifel Financial Corp. *	3,999	145,644	Hexcel Corp. *	5,889	161,241
		481,274	Proto Labs, Inc. *	8,182	303,552
					464,793

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Unaudited) (Continued)
April 30, 2012
		Market			Market
Security	Shares	Value	Security	Shares	Value
OIL & GAS - 4.6%
Atwood Oceanics, Inc. *	5,196	$ 230,339	SOFTWARE - 10.0%
Continental Resources, Inc. *	2,091	186,622	Ariba, Inc. *	4,761	$ 181,870
GeoResources, Inc. *	6,718	253,336	Concur Technologies, Inc. *	3,047	172,338
Oasis Petroleum, Inc. *	5,275	174,444	EPAM Systems, Inc. *	16,430	339,115
		844,741	Guidewire Software, Inc. *	5,479	149,138
PHARMACEUTICALS - 1.0%			Jive Software, Inc. *	6,958	165,670
Herbalife Ltd.	2,778	195,349	Medidata Solutions, Inc. *	6,556	169,866
			NetSuite, Inc. *	3,584	159,058
RETAIL - 12.4%			Pegasystems, Inc.	4,377	162,781
BJ's Restaurants, Inc. *	4,778	206,362	RealPage, Inc. *	11,376	206,474
Body Central Corp. *	6,118	185,804	Velti PLC *	12,842	153,462
Chico's FAS, Inc.	10,752	165,151			1,859,772
Cost Plus, Inc. *	8,256	159,919	TELECOMMUNICATIONS - 1.3%
DSW, Inc. - Cl. A	4,498	253,057	Allot Communications Ltd. *	4,446	109,105
Francesca's Holdings Corp. *	6,854	214,873	Aruba Networks, Inc. *	6,445	136,118
GNC Holdings, Inc. - Cl. A	6,124	239,203			245,223
Lululemon Athletica, Inc. *	2,717	201,438	TRANSPORTATION - 3.5%
Lumber Liquidators Holdings, Inc. *	6,175	178,643	Echo Global Logistics, Inc. *	6,702	114,135
Men's Wearhouse, Inc.	3,604	133,492	Hub Group, Inc. *	4,520	158,200
Panera Bread Co. *	1,168	184,451	Knight Transportation, Inc.	8,454	138,815
Vitamin Shoppe, Inc. *	3,725	175,336	Old Dominion Freight Line, Inc. *	5,181	230,399
		2,297,729			641,549
SEMICONDUCTORS - 4.3%			TOTAL COMMON STOCK
Inphi Corp. *	9,620	97,643	(Cost - $15,551,765)		17,857,593
KLA-Tencor Corp.	3,372	175,850
Mellanox Technologies Ltd. *	1,384	81,089	SHORT-TERM INVESTMENTS - 3.6%
Nanometrics, Inc. *	7,727	119,846	MONEY MARKET FUND - 3.6%
Ultratech, Inc. *	5,105	163,054	Fidelity Government Portfolio, 0.01%+	661,357	661,357
Volterra Semiconductor Corp. *	4,686	154,122	TOTAL SHORT-TERM INVESTMENTS
		791,604	(Cost - $661,357)

			TOTAL INVESTMENTS - 99.9%
			(Cost - $16,213,122)		$ 18,518,950
* Non-Income producing security.			OTHER ASSETS LESS LIABILITIES - 0.1%		14,047
+ Variable rate security. Interest rate is as of April 30, 2012.			NET ASSETS - 100.0%		$ 18,532,997

Portfolio Composition * - Unaudited
Consumer, Non-Cyclical		27.70%	Energy		4.56%
Consumer, Cyclical		22.10%	Financial		3.99%
Technology		15.22%	Funds		3.57%
Industrial		11.70%	Basic Materials		1.26%
Communications		9.90%	Total		100.00%

* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Marvin & Palmer Associates, Inc.)

The MSCI Emerging Markets Index rebounded off its poor performance in the latter quarters of the prior fiscal year, gaining 3.9 percent during the six-month period ended April 30, 2012. Performance was especially positive in the months of December and January, following a weak early first fiscal quarter. Emerging markets stocks did appear to peak in mid-February, subsequently retreating into late April. This six-month period was particularly volatile: the MSCI India Index, which surged 21.0 percent in the first fiscal quarter, was among the worst performers in the following three months with a 5.5 percent decline. In contrast several smaller emerging markets, which investors may once have expected to be far more volatile, posted robust gains this half of the fiscal year: with the MSCI Philippines Index and MSCI Thailand Index rose 21.1 and 24.2 percent, respectively.

Global markets began a large rally in December on a number of positive data points: manufacturing growth showed resilience in America, as did holiday season consumer confidence and spending; the European Central Bank unleashed several hundred billion euros’ worth of loans directly to banks across the euro-zone, a much-needed injection of liquidity that appeared to stave off a credit freeze; and Chinese banking authorities signaled ample willingness to ease policy to boost growth prospects. Though the Sub-Adviser favorably viewed concerted emerging markets central bank easing efforts in the first fiscal quarter, the developing recession in the euro-zone and potential slack in trade demand led it to reorient the Fund more defensively in the second fiscal quarter.

In light of the more positive macro environment in the latter part of the first fiscal quarter, the Sub-Adviser initially began adding to higher-beta, cyclically-sensitive sectors like materials and energy that had been prior underweights in the Fund. The Fund bought positions in South African gold miner Harmony Gold Mining Company Ltd. (HMY), Chinese copper miner and smelter Jiangxi Copper Company Ltd. (358 HK), major chemical refiner and oil driller China Petroleum and Chemical Corporation (386 HK), and Brazilian oil explorer OGX Petroleo e Gas Participacoes SA (OGXP3 BZ). The potential slowdown in global growth did lead the Sub-Adviser to reassess these positions in the second fiscal quarter, and by the close of April it had exited the Fund’s positions in Jiangxi Copper Company and OGX Petroleo e Gas.

The Fund’s largest regional allocation has been to Asia/Pacific and the Sub-Adviser has overweighted it relative to the benchmark throughout this six-month period. Still, the Sub-Adviser’s more defensive view of the global economic picture led it to reduce its modest first fiscal quarter overweight to China to a marginal underweight in the second fiscal quarter, though the Sub-Adviser still anticipates any slowdown in Chinese growth can to a large extent be managed by monetary authorities there. Within China, the Fund has maintained a strong overweight to the consumer discretionary sector as a part of its thematic play on the emerging affluence of middle class consumers. Sands China Ltd. (1928 HK) a large operator of casinos in Macau, China, soared 30.2 percent over both fiscal quarters. In contrast, longtime-holding carmaker Brilliance China Automotive Holdings Ltd. (1114 HK), fell 1.1 percent over the same period. Another long-time Fund holding, Chinese internet search engine Baidu, Inc. (BIDU), also lagged broader emerging markets with a 5.3 percent loss in the six-month period.

The Fund ended April modestly underweight Latin America versus the benchmark index. Individual stock selection in Brazil was a major driver of regional performance for the Fund. Companhia de Bebidas das Americas (AmBev) (ABV), a Brazilian distributor of beer and soft drinks, rose 25.9 percent over both fiscal quarters, while newer Brazilian holding Souza Cruz S.A. (CRUZ3 BZ), a cigarette-maker added in late February, rose 22.6 percent through the end of April. Brazilian securities exchange operator CETIP (CTIP3 BZ) was another top performer in the region, gaining 24.9 percent. Over the six-month period, the Sub-Adviser trimmed its position in mega cap, quasi-state owned oil conglomerate Petroleo Brasileiro S.A. (Petrobras) (PBR) by nearly a third. Petrobras fell 22.5 percent in the second fiscal quarter, dragging its six-month return to negative 11.1 percent.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2012

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	3.72%	(18,40)%	17.82%	(1.73)%	8.86%
Class C Class A with load of 5.75% Class A without load	3.26% (2.35)% 3.63%	(19.22)% (23.28)% (18.59%	16.65% 15.20% 17.51%	(2.71)% (3.14)% (1.99)%	7.80% (1.13)%* (0.02)%*
MSCI Emerging Markets Index	3.93%	(12.61)%	18.33%	3.48%	12.71%

*Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.11% for Class N, 3.11% for Class C and 2.36% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Unaudited)
April 30, 2012
		Market					Market
Security	Shares	Value	Security			Shares	Value
COMMON STOCK - 90.4%
AGRICULTURE - 0.5%			ELECTRICAL COMPONENTS & EQUIPMENT - 1.7%
Souza Cruz SA	8,600	$ 134,523	Delta Electronics, Inc.			47,000	$ 139,015
			Simplo Technology Co., Ltd.			44,000	335,473
AUTO MANUFACTURERS - 4.0%							474,488
Brilliance China Automotive Holdings, Ltd. *	749,200	808,297	ELECTRONICS - 3.0%
Hyundai Motor, Co.	1,362	321,526	Hon Hai Precision Industry Co., Ltd.			214,000	673,765
		1,129,823	Phison Electronics Corp.			26,000	184,349
AUTO PARTS & EQUIPMENT - 0.8%							858,114
Hyundai Mobis	859	232,244	HEALTHCARE-SERVICES - 0.9%
			Amil Participacoes SA			11,200	110,249
BANKS - 9.6%			Fleury SA			10,400	135,822
Banco Bradesco SA - ADR	11,200	179,536					246,071
BanColombia SA - ADR	2,000	135,660	HOLDING COMPANIES-DIVERSIFIED - 5.5%
Bank Rakyat Indonesia Persero Tbk PT	595,000	428,990	Alfa SAB de CV			14,200	203,501
BDO Unibank Inc.	146,700	229,535	Alliance Global Group, Inc.			641,400	187,031
FirstRand Ltd.	75,900	247,579	Ayala Corp.			21,168	215,280
Grupo Financiero Banorte SAB de CV	50,000	241,556	Barloworld Ltd.			27,100	342,799
Industrial & Commercial Bank of China	640,000	425,290	Imperial Holdings Ltd.			13,300	290,055
Metropolitan Bank & Trust	135,769	292,873	Siam Cement PCL - NVDR			11,100	126,066
Sberbank of Russia - ADR *	12,100	156,695	Sime Darby Bhd			53,400	171,523
Sberbank of Russia - ADR	2,700	34,857					1,536,255
Security Bank Corp.	55,600	187,737	HOME FURNISHINGS - 0.4%
Siam Commercial Bank Public Co. - NVDR	29,300	147,643	Haier Electronics Group Co., Ltd. *			104,000	108,249
		2,707,951
BEVERAGES - 3.6%			INTERNET - 3.3%
Arca Continental SAB de CV	27,500	140,427	Baidu, Inc. - ADR *			5,800	769,660
Cia Cervecerias Unidas SA - ADR	1,400	100,268	Tencent Holdings, Ltd. *			4,700	147,052
Cia de Bebidas das Americas - ADR	12,000	503,760					916,712
Fomento Economico Mexicano SAB de CV - ADR	3,400	276,284	IRON/STEEL - 0.5%
		1,020,739	Vale SA - ADR			5,900	130,980
BUILDING MATERIALS - 3.2%
Indocement Tunggal Prakarsa Tbk PT	166,000	325,527	LODGING - 3.5%
Semen Gresik Persero Tbk PT	428,000	564,922	Genting Bhd			56,200	191,466
		890,449	Sands China, Ltd.			206,400	808,214
CHEMICALS - 1.6%							999,680
LG Chem, Ltd.	692	172,973	MEDIA - 1.2%
Mexichem SAB de CV	40,500	151,215	Media Nusantara Citra Tbk PT			500,000	122,263
Ultrapar Participacoes SA	6,100	139,228	Naspers, Ltd.			3,500	211,807
		463,416					334,070
COMMERCIAL SERVICES - 1.9%			METAL FABRICATE/HARDWARE - 1.1%
Cielo SA	12,360	373,750	Catcher Technology, Co. Ltd.			50,000	317,891
Multiplus SA	7,600	166,481
		540,231	MINING - 1.0%
COMPUTERS - 0.5%			Grupo Mexico SAB de CV			51,521	159,081
Sonda SA	50,000	149,138	Harmony Gold Mining, Co. Ltd. - ADR			14,100	136,770
							295,851
DIVERSIFIED FINANCIAL SERVICES - 1.1%			OIL & GAS - 7.8%
CETIP SA - Mercados Organizados	7,340	113,573	China Petroleum & Chemical Corp.			162,000	172,083
Chinatrust Financial Holding Co. Ltd.	327,291	207,745	CNOOC, Ltd.			188,000	397,321
		321,318	Ecopetrol SA - ADR			2,200	142,340
ELECTRIC - 0.7%			Gazprom OAO - ADR *			33,500	386,590
CEZ AS	5,000	201,587	Kunlun Energy, Co. Ltd. *			110,000	193,064
			NovaTek OAO - GDR			3,000	381,300
			Petroleo Brasileiro SA - ADR			10,500	247,223
			PTT Exploration & Production PCL - NVDR			48,800	281,100
							2,201,021

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Unaudited) (Continued)
April 30, 2012
		Market					Market
Security	Shares	Value	Security			Shares	Value
OIL & GAS SERVICES - 2.0%			TELECOMMUNICATIONS - 4.4%
Eurasia Drilling, Co. Ltd. - GDR	5,800	$ 165,300	America Movil SAB de CV - ADR			8,100	$ 215,865
Eurasia Drilling, Co. Ltd. - GDR	4,800	136,800	Axiata Group Bhd			70,800	124,167
Petrofac, Ltd.	9,300	262,652	China Mobile, Ltd.			22,000	243,427
		564,752	Millicom International Cellular SA - NVDR			1,700	179,884
			MTN Group Ltd.			10,500	184,169
ENGINEERING & CONSTRUCTION - 1.8%			Philippine Long Distance Telephone Co.			2,400	146,939
DMCI Holdings, Inc.	120,600	169,957	Taiwan Mobile, Co. Ltd.			45,000	145,213
Samsung Engineering Co., Ltd.	1,704	322,608					1,239,664
		492,565
FOOD - 1.2%			TOTAL COMMON STOCK (Cost - $21,950,899)				25,485,745
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR
	3,200	150,496	PREFERRED STOCK - 1.3%
Cosan SA Industria e Comercio	10,000	175,169	BANKS - 0.4%
		325,665	Banco do Estado do Rio Grande do Sul			12,700	110,327
HEALTHCARE-PRODUCTS - 0.5%
Aspen Pharmacare Holdings Ltd. *	8,200	132,940	MINING - 0.9%
			Vale SA			11,600	252,693
PHARMACEUTICALS - 0.4%
Hypermarcas SA *	18,900	123,665	TOTAL PREFERRED STOCK (Cost - $224,553)				363,020

REAL ESTATE - 3.9%			WARRANTS - 5.6%	Issued By	Maturity
Ayala Land Inc.	315,200	159,553	HDFC Bank, Ltd. **	UBS	12/16/2014	24,500	252,032
BR Malls Participacoes SA	26,000	323,490	ITC Limited **	UBS	11/17/2014	105,800	492,524
China Overseas Land & Investment Ltd.	216,000	466,837	Sberbank of Russia **	UBS	12/12/2013	80,000	258,200
Evergrande Real Estate Group Ltd.	251,000	144,113	TATA Motors, Ltd. **	UBS	3/12/2013	51,400	308,529
		1,093,993	Yes Bank, Ltd. **	UBS	3/12/2013	39,400	261,266
RETAIL - 7.3%			TOTAL WARRANTS (Cost - $1,484,635)				1,572,551
Astra International Tbk PT	22,700	175,065
Foschini Group, Ltd.	25,600	425,637	SHORT-TERM INVESTMENTS - 4.7%
Lojas Renner SA	3,800	121,549	MONEY MARKET FUND - 4.7%
Mitra Adiperkasa Tbk PT	223,500	168,755	First American Government Obligations Fund - 0.02% +			1,341,514	1,341,514
Mr Price Group, Ltd.	15,000	203,750	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,341,514)
Raia Drogasil SA	13,300	143,142
SM Investments, Corp.	36,330	599,408	TOTAL INVESTMENTS - 102.0% (Cost - $25,001,601)				$ 28,762,830
Wal-Mart de Mexico SAB de CV	74,000	211,986	OTHER LIABILITIES LESS ASSETS - (2.0) %				(562,535)
		2,049,292	NET ASSETS - 100.0%				$ 28,200,295
SEMICONDUCTORS - 8.5%
Samsung Electronics, Co. Ltd.	1,176	1,439,372	* Non-income producing security.
Taiwan Semiconductor Manufacturing, Co. Ltd.	326,000	964,842	** The value of this security has been determined in good faith under the policies of the Board of
		2,404,214	Trustees.
SHIPBUILDING - 3.0%			+ Variable rate security. Interest rate is as of April 30, 2012.
Samsung Heavy Industries, Co. Ltd.	23,200	848,194	ADR - American Depositary Receipt.
			GDR - Global Depositary Receipt.
			NVDR - Non Voting Depositary Receipt.

Portfolio Composition * - Unaudited
Other Countries	25.02%		South Africa			7.56%
Brazil	12.64%		China			7.15%
South Korea	11.60%		Hong Kong			6.33%
Taiwan	10.32%		Indonesia			6.21%
Philippines	7.61%		Mexico			5.56%
			Total			100.00%
* Based on total market value of investments as of April 30, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2012 (Unaudited)

	Dunham	Dunham
	Monthly	Corporate /	Dunham	Dunham	Dunham	Dunham
	Distribution	Government	High-Yield	Loss Averse	Appreciation &	Large Cap
	Fund	Bond Fund	Bond Fund	Growth Fund	Income Fund	Value Fund
Assets:
Investments in securities, at cost	$ 122,529,342	$ 74,583,007	$ 85,645,541	$ 11,536,630	$ 28,754,992	$ 31,068,903
Investments in securities, at value	$ 123,259,418	$ 77,574,786	$ 89,774,545	$ 11,639,451	$ 31,422,801	$ 42,465,539
Deposits with brokers	20,677,320	-	-	-	-	-
Cash	12,240,000	-	-	970,892	-	-
Foreign currency, at value (Cost $20,020)	20,100	-	-	-	-	-
Receivable for securities sold	9,355,445	605,149	320,063	2,430,678	575,582	-
Interest and dividends receivable	338,362	671,346	1,623,642	26,464	113,323	52,643
Receivable for fund shares sold	68,966	3,929	299,216	-	8,348	22,464
Receivable for open forward foreign currency contracts	36,933	-	-	-	-	-
Prepaid expenses and other assets	166,336	36,007	38,373	27,920	35,080	30,355
Total Assets	166,162,880	78,891,217	92,055,839	15,095,405	32,155,134	42,571,001

Liabilities:
Option contracts written (proceeds $3,633,786)	3,730,389	-	-	-	-	-
Securities sold short (proceeds $13,976,328)	14,706,514	-	-	-	-	-
Unrealized depreciation on swaps	189,681	-	-	-	-	-
Payable for securities purchased	11,244,584	1,558,045	454,526	930,178	163,148	-
Payable for fund shares redeemed	56,483	77,617	68,966	154,012	107	8,940
Payable for open forward foreign currency contracts	344,222	-	-	-	-	-
Distributions payable	44,347	769	65,115	-	-	-
Payable to adviser	73,963	32,503	45,474	7,630	17,550	23,345
Payable to sub-adviser	138,830	13,651	29,141	9,926	7,145	419
Payable for distribution fees	31,676	6,922	10,562	1,765	4,773	6,127
Payable for administration fees	7,519	8,851	2,042	1,546	2,467	4,202
Payable for fund accounting fees	5,786	3,641	4,859	624	2,128	2,027
Payable for transfer agent fees	1,983	1,916	1,592	1,393	1,298	953
Payable for custody fees	1,253	12,683	1,720	338	1,752	248
Accrued expenses and other liabilities	12,583	11,205	9,566	6,877	13,254	13,382
Total Liabilities	30,589,813	1,727,803	693,563	1,114,289	213,622	59,643

Net Assets	$ 135,573,067	$ 77,163,414	$ 91,362,276	$ 13,981,116	$ 31,941,512	$ 42,511,358

Net Assets:
Paid in capital	$ 154,701,673	$ 73,298,023	$ 95,680,024	$ 13,859,834	$ 31,271,945	$ 39,978,720
Undistributed net investment income (loss)	171,524	(122,136)	18,954	28,417	(168,948)	74,889
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(18,706,529)	995,748	(8,465,706)	(9,966)	(1,829,294)	(8,962,222)
Net unrealized appreciation (depreciation) on
investments and foreign currency translations	(593,601)	2,991,779	4,129,004	102,831	2,667,809	11,419,971

Net Assets	$ 135,573,067	$ 77,163,414	$ 91,362,276	$ 13,981,116	$ 31,941,512	$ 42,511,358

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 73,074,688	$ 65,965,273	$ 67,934,259	$ 9,794,027	$ 22,709,702	$ 33,968,242
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,968,132	4,580,762	7,269,124	966,470	2,537,654	2,973,553
Net asset value, offering and
redemption price per share	$ 37.13	$ 14.40	$ 9.35	$ 10.13	$ 8.95	$ 11.42

Class A Shares:
Net Assets	$ 33,051,005	$ 1,205,793	$ 10,128,162	$ 2,565,518	$ 4,980,412	$ 2,463,037
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	898,683	83,846	1,075,464	252,435	557,398	215,729
Net asset value and
redemption price per share	$ 36.78	$ 14.38	$ 9.42	$ 10.16	$ 8.94	$ 11.42
Front-end sales charge factor	0.9425	0.9550	0.9550	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 39.02	$ 15.06	$ 9.86	$ 10.78	$ 9.49	$ 12.12

Class C Shares:
Net Assets	$ 29,447,374	$ 9,992,348	$ 13,299,855	$ 1,621,571	$ 4,251,398	$ 6,080,079
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	908,228	698,312	1,429,639	161,535	481,620	547,411
Net asset value, offering and
redemption price per share	$ 32.42	$ 14.31	$ 9.30	$ 10.04	$ 8.83	$ 11.11

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
April 30, 2012 (Unaudited)

		Dunham					Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Large Cap	International	Real Estate	Small Cap	Small Cap	Markets
	Growth Fund	Growth Fund (1)	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 26,257,803	$ 1,307,001	$ 40,598,339	$ 11,930,517	$ 17,654,596	$ 16,213,122	$ 25,001,601
Investments in securities, at value	$ 32,583,746	$ 1,395,260	$ 42,937,883	$ 16,979,814	$ 20,650,729	$ 18,518,950	$ 28,762,830
Foreign currency, at value (Cost $778,840)	-	-	125,911	-	-	-	13,481
Cash	-	-	-	-	-	-	829
Receivable for securities sold	279,177	35,794	449,655	-	31,481	750,130	124,921
Interest and dividends receivable	43,433	503	277,696	29,466	10,432	6	39,224
Receivable for fund shares sold	10,512	-	20,481	4,831	5,953	3,062	7,592
Receivable for open forward foreign currency contracts	-	-	84,433	-	-	-	-
Due from sub-adviser	-	-	-	353	-	2,279	-
Prepaid expenses and other assets	29,045	1,092	55,846	43,079	28,787	36,888	39,617
Total Assets	32,945,913	1,432,649	43,951,905	17,057,543	20,727,382	19,311,315	28,988,494

Liabilities:
Cash overdraft	-	-	-	-	-	-	-
Payable for securities purchased	623,977	41,569	565,234	-	-	751,242	737,687
Payable for fund shares redeemed	6,101	-	4,174	28	62	145	-
Payable for open forward foreign currency contracts	-	-	115,991	-	-	-	-
Payable to adviser	17,845	314	23,806	9,163	11,260	10,166	15,558
Payable to sub-adviser	8,133	-	10,630	-	16,940	-	5,594
Payable for distribution fees	4,056	295	7,201	1,841	3,043	4,010	4,226
Payable for administration fees	2,592	75	7,011	459	1,350	1,573	2,267
Payable for fund accounting fees	1,483	57	2,602	713	941	1,305	1,332
Payable for transfer agent fees	1,443	1,589	979	1,425	1,730	1,485	2,025
Payable for custody fees	1,633	440	22,520	453	2,084	901	14,368
Accrued expenses and other liabilities	10,340	3,216	6,741	5,578	6,267	7,491	5,142
Total Liabilities	677,603	47,555	766,889	19,660	43,677	778,318	788,199

Net Assets	$ 32,268,310	$ 1,385,094	$ 43,185,016	$ 17,037,883	$ 20,683,705	$ 18,532,997	$ 28,200,295

Net Assets:
Paid in capital	$ 45,903,761	$ 1,316,626	$ 52,920,850	$ 13,489,969	$ 22,974,138	$ 15,691,103	$ 30,066,385
Undistributed net investment income (loss)	63,127	(21,405)	22,835	203,227	(31,099)	(124,629)	(41,520)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(20,024,521)	1,614	(12,046,751)	(1,704,610)	(5,255,467)	660,695	(5,584,064)
Net unrealized appreciation on
investments and foreign currency translations	6,325,943	88,259	2,288,082	5,049,297	2,996,133	2,305,828	3,759,494

Net Assets	$ 32,268,310	$ 1,385,094	$ 43,185,016	$ 17,037,883	$ 20,683,705	$ 18,532,997	$ 28,200,295

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 27,601,026	$ 316,949	$ 36,180,915	$ 14,649,722	$ 13,835,565	$ 13,472,681	$ 14,145,161
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	6,739,529	28,034	3,066,048	938,473	1,215,503	821,382	1,015,377
Net asset value, offering and
redemption price per share	$ 4.10	$ 11.31	$ 11.80	$ 15.61	$ 11.38	$ 16.40	$ 13.93

Class A Shares:
Net Assets	$ 385,192	$ 932,545	$ 925,249	$ 142,053	$ 4,546,482	$ 1,959,426	$ 11,309,263
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	95,013	82,584	78,370	9,092	401,774	120,905	824,814
Net asset value and
redemption price per share	$ 4.05	$ 11.29	$ 11.81	$ 15.62	$ 11.32	$ 16.21	$ 13.71
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 4.30	$ 11.98	$ 12.53	$ 16.57	$ 12.01	$ 17.20	$ 14.55
Class C Shares:
Net Assets	$ 4,282,092	$ 135,600	$ 6,078,852	$ 2,246,108	$ 2,301,658	$ 3,100,890	$ 2,745,871
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,122,859	12,032	530,481	147,480	213,010	204,633	206,092
Net asset value, offering and
redemption price per share	$ 3.81	$ 11.27	$ 11.46	$ 15.23	$ 10.81	$ 15.15	$ 13.32

(1)	The Dunham Focused Large Cap Growth Fund commenced operation on December 8, 2011.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2012 (Unaudited)

	Dunham	Dunham
	Monthly	Corporate /	Dunham	Dunham	Dunham	Dunham
	Distribution	Government	High-Yield	Loss Averse	Appreciation &	Large Cap
	Fund	Bond Fund	Bond Fund	Growth Fund	Income Fund	Value Fund

Investment Income:
Interest income	$ 588,226	$ 1,545,212	$ 2,721,734	$ -	$ 249,824	$ 478
Dividend income	1,654,432	34,565	132,740	410,033	152,475	452,343
Less: Foreign withholding taxes	-	-	(157)	(2,642)	(577)	-
Total Investment Income	2,242,658	1,579,777	2,854,317	407,391	401,722	452,821

Operating Expenses:
Investment advisory fees	419,753	180,878	224,679	40,303	99,261	135,588
Sub-advisory fees	484,330	126,615	187,233	31,002	91,625	89,696
Sub-advisory performance fees	311,715	(56,797)	(45,703)	16,100	13,077	(45,421)
Fund accounting fees	36,878	20,335	20,874	3,432	9,822	12,212
Distribution fees- Class C Shares	138,927	35,677	43,794	6,384	20,136	29,477
Distribution fees- Class A Shares	39,905	1,109	10,145	2,250	4,923	3,185
Administration fees	50,863	46,305	34,254	6,184	12,420	18,886
Registration fees	30,411	24,921	20,164	22,439	17,465	24,905
Transfer agent fees	12,465	11,170	10,701	8,833	10,354	8,957
Custodian fees	171,383	12,932	5,745	3,493	5,087	3,256
Professional fees	14,690	12,852	13,625	7,777	9,017	10,603
Chief Compliance Officer fees	7,480	5,270	5,935	899	2,828	3,332
Printing and postage expense	32,397	4,488	4,239	2,004	2,493	3,983
Trustees' fees	5,488	2,448	2,757	419	1,314	1,549
Insurance expense	12,964	1,700	1,915	289	912	1,076
Non 12b-1 shareholder servicing fees	17,956	214	-	1,995	600	2,574
Dividend expense on short sales	205,367	-	-	-	-	-
Miscellaneous expenses	8,481	3,492	3,240	1,245	2,593	2,244
Total Operating Expenses	2,001,453	433,609	543,597	155,048	303,927	306,102

Net Investment Income	241,205	1,146,168	2,310,720	252,343	97,795	146,719

Realized and Unrealized
Gain (Loss) on Investments, Foreign
Currency and Written Options:
Net realized gain (loss) from:
Investments	4,831,287	1,200,621	(73,590)	333,134	1,361,036	448,593
Options purchased	(1,604,266)	-	-	-	-	-
Securities sold short	(868,164)	-	-	-	-	-
Written options	(1,294,728)	-	-	-	-	-
Foreign currency transactions	497,134	-	-	-	-	-
Swap contracts	71,937	-	-	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	4,927,212	792,798	2,232,384	(162,031)	(764,772)	2,663,151
Options purchased	(104,278)	-	-	-	-	-
Securities sold short	(330,755)	-	-	-	-	-
Written options	261,640	-	-	-	-	-
Foreign currency translations	(333,253)	-	-	10	-	-
Swap contracts	116,100	-	-	-	-	-
Net Realized and Unrealized Gain (Loss)	6,169,866	1,993,419	2,158,794	171,113	596,264	3,111,744

Net Increase/(Decrease) in Net Assets
Resulting From Operations	$ 6,411,071	$ 3,139,587	$ 4,469,514	$ 423,456	$ 694,059	$ 3,258,463

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended April 30, 2012 (Unaudited)

		Dunham					Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Large Cap	International	Real Estate	Small Cap	Small Cap	Markets
	Growth Fund	Growth Fund (1)	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund

Investment Income:
Interest income	$ 912	$ 9	$ 812	$ 17	$ 38	$ 32	$ 21
Dividend income	320,660	1,147	666,384	416,609	199,536	18,261	200,513
Less: Foreign withholding taxes	(3,452)	(11)	(50,095)	-	-	-	(15,530)
Total Investment Income	318,120	1,145	617,101	416,626	199,574	18,293	185,004

Operating Expenses:
Investment advisory fees	107,181	1,557	144,440	65,301	58,540	63,512	74,350
Sub-advisory fees	74,202	830	144,440	40,185	49,534	48,855	68,632
Sub-advisory performance fees	(27,353)	(415)	(20,081)	(30,047)	42,694	(54,761)	(50,422)
Fund accounting fees	9,496	650	13,639	7,649	5,092	7,421	6,939
Distribution fees- Class C Shares	22,114	190	31,937	9,965	12,137	15,409	13,058
Distribution fees- Class A Shares	352	460	1,359	5,906	1,984	2,641	7,807
Administration fees	14,286	61	32,671	8,757	8,316	9,931	12,321
Registration fees	21,292	1,932	24,905	16,965	24,905	16,860	24,908
Transfer agent fees	4,918	7,102	9,968	8,707	9,182	10,127	9,609
Custodian fees	5,419	1,854	74,384	1,975	4,986	7,439	34,811
Professional fees	10,216	6,380	10,987	7,088	8,308	7,810	8,400
Chief Compliance Officer fees	2,999	13	3,663	737	1,358	1,736	1,437
Printing and postage expense	2,743	1,932	2,244	1,247	1,249	2,519	1,497
Trustees' fees	1,394	5	1,701	342	630	992	666
Insurance expense	968	4	1,181	239	439	447	464
Non 12b-1 shareholder servicing fees	1,173	-	83	-	72	744	268
Miscellaneous expenses	2,995	959	2,489	997	1,247	1,240	1,247
Total Operating Expenses	254,395	23,514	480,010	146,013	230,673	142,922	215,992
Less: Advisory/Sub-advisory fees waived	-	(964)	-	-	-	-	-
Net Operating Expenses	254,395	22,550	480,010	146,013	230,673	142,922	215,992

Net Investment Income (Loss)	63,725	(21,405)	137,091	270,613	(31,099)	(124,629)	(30,988)

Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency:
Net realized gain (loss) from:
Investments	713,114	1,614	(301,066)	1,023,328	871,744	1,223,601	(1,727,184)
Foreign currency transactions	-		(1,502)	-	-	-	(55,741)
Net change in unrealized appreciation/(depreciation) on:
Investments	2,966,690	88,259	641,576	1,314,280	719,544	1,059,749	2,615,949
Foreign currency translations	-	-	(84,795)	-	-	-	689
Net Realized and Unrealized Gain	3,679,804	89,873	254,213	2,337,608	1,591,288	2,283,350	833,713

Net Increase in Net Assets				-
Resulting From Operations	$ 3,743,529	$ 68,468	$ 391,304	$ 2,608,221	$ 1,560,189	$ 2,158,721	$ 802,725

(1)	The Dunham Focused Large Cap Growth Fund commenced operations on December 8, 2011.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham
	Monthly Distribution		Corporate/Government		High-Yield		Loss Averse
	Fund		Bond Fund		Bond Fund		Growth Fund
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2012	Oct. 31, 2011	April 30, 2012	Oct. 31, 2011	April 30, 2012	Oct. 31, 2011	April 30, 2012	Oct. 31, 2011
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ 241,205	$ (318,022)	$ 1,146,168	$ 2,851,337	$ 2,310,720	$ 4,728,125	$ 252,343	$ 103,800
Net realized gain (loss) from investments,
foreign currency and written options	1,633,200	6,542,483	1,200,621	1,417,751	(73,590)	2,292,862	333,134	(322,299)
Net change in unrealized appreciation
(depreciation) on investments,
foreign currency and written options	4,536,666	(6,754,490)	792,798	(2,699,501)	2,232,384	(4,315,365)	(162,021)	174,329
Net Increase/(Decrease) in Net Assets
Resulting From Operations	6,411,071	(530,029)	3,139,587	1,569,587	4,469,514	2,705,622	423,456	(44,170)

Distributions to Shareholders From:
Net Realized Gains:
Class N	(950,990)	(1,878,166)	(1,220,087)	(2,262,050)	-	-	-	(39,259)
Class A	(437,153)	(1,113,726)	(16,307)	(15,036)	-	-	-	(54,003)
Class C	(433,828)	(939,881)	(185,383)	(331,168)	-	-	-	(2,541)
Net Investment Income:
Class N	(179,457)	-	(1,117,327)	(2,672,946)	(1,738,904)	(3,728,869)	(261,573)	-
Class A	(86,603)	-	(14,819)	(25,491)	(246,142)	(415,354)	(35,200)	-
Class C	(83,200)	-	(136,158)	(329,452)	(324,480)	(614,428)	(23,988)	-
Total Dividends and Distributions
to Shareholders	(2,171,231)	(3,931,773)	(2,690,081)	(5,636,143)	(2,309,526)	(4,758,651)	(320,761)	(95,803)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	13,996,294	50,554,555	12,385,918	14,004,250	22,949,009	12,520,509	3,395,178	6,915,883
Class A	6,190,811	30,453,694	1,233,149	550,731	4,490,865	3,050,873	1,350,543	1,298,156
Class C	4,138,159	15,048,836	1,309,776	1,954,921	4,194,011	3,914,166	690,424	1,338,808
Reinvestment of dividends and distributions
Class N	1,086,381	1,675,469	2,148,897	4,911,999	1,543,572	3,159,164	38,949	7,132
Class A	359,282	796,366	24,524	33,675	171,488	301,903	28,436	52,848
Class C	433,788	787,075	298,528	660,391	265,643	518,990	23,988	2,192
Cost of shares redeemed
Class N	(10,061,101)	(22,721,851)	(7,759,917)	(34,778,317)	(3,735,937)	(27,149,775)	(2,510,991)	(2,632,911)
Class A	(6,936,109)	(21,119,895)	(672,220)	(463,600)	(1,224,152)	(2,078,647)	(622,474)	(5,462,046)
Class C	(3,576,847)	(8,270,693)	(924,207)	(5,303,209)	(1,899,453)	(2,913,813)	(168,478)	(414,073)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	5,630,658	47,203,556	8,044,448	(18,429,159)	26,755,046	(8,676,630)	2,225,575	1,105,989

Total Increase (Decrease) in Net Assets	9,870,498	42,741,754	8,493,954	(22,495,715)	28,915,034	(10,729,659)	2,328,270	966,016

Net Assets:
Beginning of Period	125,702,569	82,960,815	68,669,460	91,165,175	62,447,242	73,176,901	11,652,846	10,686,830
End of Period*	$ 135,573,067	$ 125,702,569	$ 77,163,414	$ 68,669,460	$ 91,362,276	$ 62,447,242	$ 13,981,116	$ 11,652,846
* Includes undistributed net investment
income (loss) at end of period	$ 171,524	$ 279,579	$ (122,136)	$ -	$ 18,954	$ 17,760	$ 28,417	$ 96,835

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham	Dunham
	Appreciation &		Large Cap		Large Cap		Focused Large Cap	International
	Income Fund		Value Fund		Growth Fund		Growth Fund (1)	Stock Fund
	Six Months		Six Months		Six Months		Period	Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Ended	Year Ended
	April 30, 2012	Oct. 31, 2011	April 30, 2012	Oct. 31, 2011	April 30, 2012	Oct. 31, 2011	April 30, 2012	April 30, 2012	Oct. 31, 2011
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)
Operations:
Net investment income (loss)	$ 97,795	$ 251,352	$ 146,719	$ 164,786	$ 63,725	$ 92,796	$ (21,405)	$ 137,091	$ 485,221
Net realized gain (loss) from investments
and foreign currency	1,361,036	2,908,258	448,593	1,814,957	713,114	1,361,744	1,614	(302,568)	1,547,670
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	(764,772)	(855,338)	2,663,151	930,353	2,966,690	15,327	88,259	556,781	(5,265,265)
Net Increase/(Decrease) in Net Assets
Resulting From Operations	694,059	2,304,272	3,258,463	2,910,096	3,743,529	1,469,867	68,468	391,304	(3,232,374)

Distributions to Shareholders From:
Net Investment Income:
Class N	(290,529)	(663,047)	(158,239)	(202,004)	(92,415)	(15,864)	-	(508,799)	(304,185)
Class A	(35,067)	(226,554)	(3,694)	(22,102)	(224)	-	-	(14,078)	(2,273)
Class C	(14,305)	(63,368)	-	-	-	-	-	(21,368)	-
Total Dividends and Distributions
to Shareholders	(339,901)	(952,969)	(161,933)	(224,106)	(92,639)	(15,864)	-	(544,245)	(306,458)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	1,500,509	5,950,237	1,323,692	8,639,025	719,802	5,634,161	306,383	1,237,945	11,987,263
Class A	2,252,737	6,751,170	154,606	587,182	143,017	237,430	882,307	280,997	1,277,221
Class C	765,649	1,456,911	388,279	1,218,316	141,845	1,074,630	129,979	394,077	1,592,576
Reinvestment of dividends and distributions
Class N	287,073	643,241	153,677	193,522	86,229	14,465	-	508,513	304,050
Class A	23,365	201,137	3,521	20,678	224	-	-	13,992	1,465
Class C	13,911	63,368	-	-	-	-	-	21,312	-
Cost of shares redeemed
Class N	(3,821,228)	(6,921,903)	(4,155,642)	(8,202,795)	(5,597,887)	(9,464,379)	(2)	(4,580,823)	(6,783,971)
Class A	(326,952)	(11,605,250)	(759,990)	(1,817,354)	(35,177)	(192,883)	(2,041)	(662,791)	(147,594)
Class C	(706,607)	(1,009,824)	(866,558)	(1,200,052)	(969,044)	(1,443,466)	-	(1,196,241)	(1,275,435)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(11,543)	(4,470,913)	(3,758,415)	(561,478)	(5,510,991)	(4,140,042)	1,316,626	(3,983,019)	6,955,575

Total Increase (Decrease) in Net Assets	342,615	(3,119,610)	(661,885)	2,124,512	(1,860,101)	(2,686,039)	1,385,094	(4,135,960)	3,416,743

Net Assets:
Beginning of Period	31,598,897	34,718,507	43,173,243	41,048,731	34,128,411	36,814,450	-	47,320,976	43,904,233
End of Period	$ 31,941,512	$ 31,598,897	$ 42,511,358	$ 43,173,243	$ 32,268,310	$ 34,128,411	$ 1,385,094	$ 43,185,016	$ 47,320,976
* Includes undistributed net investment
income (loss) at end of period	$ (168,948)	$ 73,158	$ 74,889	$ 90,103	$ 63,127	$ 92,041	$ (21,405)	$ 22,835	$ 429,989

(1)	The Dunham Focused Large Cap Growth Fund commenced operation on December 8, 2011.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Real Estate		Small Cap		Small Cap		Emerging Markets
	Stock Fund		Value Fund		Growth Fund		Stock Fund
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2012	Oct. 31, 2011	April 30, 2012	Oct. 31, 2011	April 30, 2012	Oct. 31, 2011	April 30, 2012	Oct. 31, 2011
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ 270,613	$ 128,167	$ (31,099)	$ (15,451)	$ (124,629)	$ (304,325)	$ (30,988)	$ (103,427)
Net realized gain (loss) from investments and
foreign currency	1,023,328	368,525	871,744	2,165,519	1,223,601	2,637,645	(1,782,925)	(410,410)
Net change in unrealized appreciation
(depreciation) on investments and foreign currency	1,314,280	1,326,163	719,544	(892,308)	1,059,749	(1,723,771)	2,616,638	(3,060,641)
Net Increase (Decrease) in Net Assets
Resulting From Operations	2,608,221	1,822,855	1,560,189	1,257,760	2,158,721	609,549	802,725	(3,574,478)

Distributions to Shareholders From:
Net Investment Income:
Class N	(113,301)	(104,823)	-	(27,644)	-	-	-	-
Class A	(55,961)	(458)	-	-	-	-	-	-
Class C	-	(4,466)	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	(169,262)	(109,747)	-	(27,644)	-	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	2,307,659	6,926,996	337,934	3,379,433	564,457	4,469,761	900,594	7,197,886
Class A	545,782	7,759,189	4,445,110	666,939	753,897	7,301,900	10,844,785	1,356,820
Class C	303,700	890,853	100,267	588,713	250,332	943,873	357,730	1,136,980
Reinvestment of dividends and distributions
Class N	113,210	104,396	-	27,622	-	-	-	-
Class A	55,961	458	-	-	-	-	-	-
Class C	-	4,466	-	-	-	-	-	-
Cost of shares redeemed
Class N	(2,045,124)	(3,120,705)	(2,463,864)	(4,103,911)	(3,640,127)	(5,200,831)	(1,901,852)	(3,370,029)
Class A	(7,834,388)	(1,517,535)	(230,499)	(653,789)	(1,010,232)	(5,114,764)	(684,043)	(2,834,374)
Class C	(261,908)	(390,413)	(571,852)	(501,566)	(662,262)	(1,334,726)	(442,774)	(591,454)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(6,815,108)	10,657,705	1,617,096	(596,559)	(3,743,935)	1,065,213	9,074,440	2,895,829

Total Increase (Decrease) in Net Assets	(4,376,149)	12,370,813	3,177,285	633,557	(1,585,214)	1,674,762	9,877,165	(678,649)

Net Assets:
Beginning of Period	21,414,032	9,043,219	17,506,420	16,872,863	20,118,211	18,443,449	18,323,130	19,001,779
End of Period*	$ 17,037,883	$ 21,414,032	$ 20,683,705	$ 17,506,420	$ 18,532,997	$ 20,118,211	$ 28,200,295	$ 18,323,130
* Includes undistributed net investment
income (loss) at end of period	$ 203,227	$ 101,876	$ (31,099)	$ -	$ (124,629)	$ -	$ (41,520)	$ (10,532)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N					Class A
	Six Months					Six Months				Ten Months
	Ended	Year Ended			Period Ended	Ended	Year Ended			Ended	Year Ended	Year Ended
	April 30,	October 31,			October 31,	April 30,	October 31,			October 31,	December 31,	December 31,
	2012	2011	2010	2009	2008*	2012	2011	2010	2009	2008 ~	2007	2006
	(Unaudited)					(Unaudited)

Net asset value, beginning of period	$ 35.87	$ 36.52	$ 34.09	$ 34.78	$ 37.32	$ 35.58	$ 36.32	$ 33.99	$ 34.78	$ 46.78	$ 51.01	$ 51.84
Income (loss) from investment operations:
Net investment income (loss)**	0.12	0.01	0.22	(0.03)	(0.05)	0.07	(0.09)	0.14	(0.11)	(0.56)	(0.18)	(0.27)
Net realized and unrealized gain (loss) ***	1.73	0.53	3.35	1.39	(2.35)	1.72	0.54	3.33	1.37	(9.08)	1.08	5.07
Payment from affiliate	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.07++
Total income (loss) from investment operations	1.85	0.54	3.57	1.36	(2.40)	1.79	0.45	3.47	1.26	(9.64)	0.90	4.87
Less distributions:
Distributions from net realized gains	(0.59)	(1.19)	(1.14)	(1.15)	(0.14)	(0.59)	(1.19)	(1.14)	(1.15)	(0.14)	(5.13)	0.00
Tax return of capital	0.00	0.00	0.00	(0.90)	0.00	0.00	0.00	0.00	(0.90)	(2.22)	0.00	(5.70)
Total distributions	(0.59)	(1.19)	(1.14)	(2.05)	(0.14)	(0.59)	(1.19)	(1.14)	(2.05)	(2.36)	(5.13)	(5.70)
Net asset value, end of period	$ 37.13	$ 35.87	$ 36.52	$ 34.09	$ 34.78	$ 36.78	$ 35.58	$ 36.32	$ 33.99	$ 34.78	$ 46.78	$ 51.01

Total return +	5.20%	1.47%	10.64%	4.29%	(6.44)%	5.07%	1.22%	10.38%	3.99%	(21.27)%	1.72%	9.92%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 73,075	$ 65,621	$ 38,328	$ 16,612	$ 291	$ 33,051	$ 32,381	$ 23,453	$ 24,080	$ 34,552	$ 18,223	$ 24,795
Ratios of expenses to average net assets:
Before fee waivers^	2.79%	2.57%	2.45%	2.38%	3.40%	3.04%	2.82%	2.70%	2.63%	3.65%	2.36%	2.34%
After fee waivers^	2.79%	2.57%	2.45%	2.35%	3.40%	3.04%	2.82%	2.70%	2.60%	3.65%	2.25%	2.21%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.65%	0.03%	0.62%	(0.11)%	(1.44)%	0.40%	(0.22)%	0.37%	(0.36)%	(1.69)%	(0.44)%	(0.59)%
After fee waivers^	0.65%	0.03%	0.62%	(0.08)%	(1.44)%	0.40%	(0.22)%	0.37%	(0.33)%	(1.69)%	(0.33)%	(0.46)%
Portfolio turnover rate	119% (1)	277%	370%	480%	160% (1)	119% (1)	277%	370%	480%	160% (1)	213%	196%

	Class C
	Six Months				Ten Months
	Ended	Year Ended			Ended	Year Ended	Year Ended
	April 30,	October 31,			October 31,	December 31,	December 31,
	2012	2011	2010	2009	2008 ~	2007	2006
	(Unaudited)

Net asset value, beginning of period	$ 31.55	$ 32.59	$ 30.83	$ 32.00	$ 43.50	$ 48.12	$ 49.55
Income (loss) from investment operations:
Net investment loss**	(0.06)	(0.32)	(0.12)	(0.33)	(0.75)	(0.55)	(0.64)
Net realized and unrealized gain (loss) ***	1.52	0.47	3.02	1.21	(8.39)	1.06	4.84
Payment from affiliate	0.00	0.00	0.00	0.00	0.00	0.00	0.07++
Total income (loss) from investment operations	1.46	0.15	2.90	0.88	(9.14)	0.51	4.27
Less distributions:
Distributions from net realized gains	(0.59)	(1.19)	(1.14)	(1.15)	(0.14)	(5.13)	0.00
Tax return of capital	0.00	0.00	0.00	(0.90)	(2.22)	0.00	(5.70)
Total distributions	(0.59)	(1.19)	(1.14)	(2.05)	(2.36)	(5.13)	(5.70)
Net asset value, end of period	$ 32.42	$ 31.55	$ 32.59	$ 30.83	$ 32.00	$ 43.50	$ 48.12

Total return +	4.67%	0.43%	9.59%	3.12%	(21.74)%	0.98%	9.13%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 29,447	$ 27,701	$ 21,181	$ 19,553	$ 28,310	$ 15,161	$ 18,601
Ratios of expenses to average net assets:
Before fee waivers^	3.79%	3.57%	3.45%	3.38%	4.40%	3.11%	3.09%
After fee waivers^	3.79%	3.57%	3.45%	3.35%	4.40%	3.00%	2.96%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(0.35)%	(0.97)%	(0.38)%	(1.11)%	(2.44)%	(1.20)%	(1.34)%
After fee waivers^	(0.35)%	(0.97)%	(0.38)%	(1.08)%	(2.44)%	(1.09)%	(1.20)%
Portfolio turnover rate	119% (1)	277%	370%	480%	160% (1)	213%	196%
*	Class N shares commenced operations on September 29, 2008.
**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
***

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended October 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not Annualized
++ Amount was calculated based on the average shares outstanding during the year.
~ The Fund's fiscal year end changed from December 31 to October 31 effective September 29, 2008.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2012	2011	2010	2009	2008	2007
	(Unaudited)

Net asset value, beginning of year	$ 14.32	$ 14.99	$ 14.32	$ 12.73	$ 13.65	$ 13.58
Income (loss) from investment operations:
Net investment income**	0.23	0.52	0.54	0.52	0.53	0.59
Net realized and unrealized gain (loss)	0.40	(0.20)	0.76	1.60	(0.90)	0.06
Total income (loss) from investment operations	0.63	0.32	1.30	2.12	(0.37)	0.65
Less distributions:
Distributions from net investment income	(0.26)	(0.56)	(0.56)	(0.53)	(0.53)	(0.58)
Distributions from net realized gains	(0.29)	(0.43)	(0.07)	0.00	(0.02)	0.00
Total distributions	(0.55)	(0.99)	(0.63)	(0.53)	(0.55)	(0.58)
Net asset value, end of year	$ 14.40	$ 14.32	$ 14.99	$ 14.32	$ 12.73	$ 13.65

Total return +	4.45%	2.33%	9.32%	16.92%	(3.21)%	4.87%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 65,965	$ 58,810	$ 78,181	$ 65,445	$ 71,815	$ 81,719
Ratios of expenses to average net assets:
Before fee waivers	1.10%	1.30%	1.37%	1.21%	1.07%	1.06%
After fee waivers	1.10%	1.30%	1.37%	1.18%	1.07%	1.03%
Ratios of net investment income to
average net assets:
Before fee waivers	3.27%	3.62%	3.66%	3.77%	3.91%	4.32%
After fee waivers	3.27%	3.62%	3.66%	3.80%	3.91%	4.35%
Portfolio turnover rate	103% (1)	178%	174%	266%	253%	291%

	Class A						Class C
	Six Months					Period	Six Months
	Ended	Year Ended				Ended	Ended	Year Ended
	April 30,	October 31,				October 31,	April 30,	October 31,
	2012	2011	2010	2009	2008	2007*	2012	2011	2010	2009	2008	2007
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 14.31	$ 14.98	$ 14.36	$ 12.77	$ 13.69	$ 13.60	$ 14.23	$ 14.90	$ 14.24	$ 12.66	$ 13.57	$ 13.51
Income (loss) from investment operations:
Net investment income**	0.21	0.49	0.50	0.48	0.50	0.46	0.18	0.41	0.42	0.41	0.43	0.49
Net realized and unrealized gain (loss)	0.39	(0.20)	0.76	1.61	(0.90)	(0.14)	0.39	(0.20)	0.76	1.59	(0.89)	0.05
Total income (loss) from investment operations	0.60	0.29	1.26	2.09	(0.40)	0.32	0.57	0.21	1.18	2.00	(0.46)	0.54
Less distributions:
Distributions from net investment income	(0.24)	(0.53)	(0.57)	(0.50)	(0.50)	(0.23)	(0.20)	(0.45)	(0.45)	(0.42)	(0.43)	(0.48)
Distributions from net realized gains	(0.29)	(0.43)	(0.07)	0.00	(0.02)	0.00	(0.29)	(0.43)	(0.07)	0.00	(0.02)	0.00
Total distributions	(0.53)	(0.96)	(0.64)	(0.50)	(0.52)	(0.23)	(0.49)	(0.88)	(0.52)	(0.42)	(0.45)	(0.48)
Net asset value, end of period	$ 14.38	$ 14.31	$ 14.98	$ 14.36	$ 12.77	$ 13.69	$ 14.31	$ 14.23	$ 14.90	$ 14.24	$ 12.66	$ 13.57

Total return +	4.25%	2.15%	8.98%	16.61%	(3.45)%	2.40%	4.08%	1.57%	8.48%	16.05%	(3.82)%	4.07%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,206	$ 610	$ 518	$ 212	$ 188	$ 221	$ 9,992	$ 9,250	$ 12,466	$ 13,119	$ 12,890	$ 13,801
Ratios of expenses to average net assets:
Before fee waivers^	1.35%	1.55%	1.62%	1.46%	1.32%	1.31%	1.85%	2.05%	2.12%	1.96%	1.82%	1.81%
After fee waivers^	1.35%	1.55%	1.62%	1.43%	1.32%	1.28%	1.85%	2.05%	2.12%	1.93%	1.82%	1.78%
Ratios of net investment income to
average net assets:
Before fee waivers^	3.02%	3.37%	3.41%	3.52%	3.66%	4.08%	2.52%	2.87%	2.91%	3.02%	3.16%	3.57%
After fee waivers^	3.02%	3.37%	3.41%	3.55%	3.66%	4.11%	2.52%	2.87%	2.91%	3.05%	3.16%	3.60%
Portfolio turnover rate	103% (1)	178%	174%	266%	253%	291% (1)	103% (1)	178%	174%	266%	253%	291%

* Class A shares commenced operations on January 3, 2007.
**The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2012	2011	2010	2009	2008	2007
	(Unaudited)

Net asset value, beginning of year	$ 9.08	$ 9.36	$ 8.65	$ 7.30	$ 9.79	$ 9.91
Income (loss) from investment operations:
Net investment income**	0.29	0.65	0.72	0.62	0.63	0.65
Net realized and unrealized gain (loss)	0.26	(0.28)	0.70	1.34	(2.49)	(0.15)
Total income (loss) from investment operations	0.55	0.37	1.42	1.96	(1.86)	0.50
Less distributions:
Distributions from net investment income	(0.28)	(0.65)	(0.71)	(0.61)	(0.63)	(0.62)
Total distributions	(0.28)	(0.65)	(0.71)	(0.61)	(0.63)	(0.62)
Net asset value, end of year	$ 9.35	$ 9.08	$ 9.36	$ 8.65	$ 7.30	$ 9.79

Total return +	6.19%	4.03%	17.11%	28.20%	(20.10)%	5.05%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 67,934	$ 45,586	$ 58,597	$ 51,747	$ 43,837	$ 72,503
Ratios of expenses to average net assets:
Before fee waivers	1.30%	1.38%	1.23%	1.58%	1.57%	1.29%
After fee waivers	1.30%	1.38%	1.23%	1.55%	1.57%	1.29%
Ratios of net investment income to
average net assets:
Before fee waivers	6.30%	6.92%	7.99%	8.00%	6.81%	6.53%
After fee waivers	6.30%	6.92%	7.99%	8.03%	6.81%	6.53%
Portfolio turnover rate	18% (1)	49%	60%	103%	75%	64%

	Class A						Class C
	Six Months					Period	Six Months
	Ended	Year Ended				Ended	Ended	Year Ended
	April 30,	October 31,				October 31,	April 30,	October 31,
	2012	2011	2010	2009	2008	2007*	2012	2011	2010	2009	2008	2007
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 9.15	$ 9.42	$ 8.71	$ 7.34	$ 9.81	$ 10.06	$ 9.04	$ 9.31	$ 8.61	$ 7.27	$ 9.75	$ 9.90
Income (loss) from investment operations:
Net investment income**	0.28	0.63	0.70	0.63	0.60	0.53	0.25	0.58	0.65	0.55	0.55	0.58
Net realized and unrealized gain (loss)	0.26	(0.27)	0.71	1.33	(2.50)	(0.45)	0.26	(0.28)	0.69	1.35	(2.47)	(0.16)
Total income (loss) from investment operations	0.54	0.36	1.41	1.96	(1.90)	0.08	0.51	0.30	1.34	1.90	(1.92)	0.42
Less distributions:
Distributions from net investment income	(0.27)	(0.63)	(0.70)	(0.59)	(0.57)	(0.33)	(0.25)	(0.57)	(0.64)	(0.56)	(0.56)	(0.57)
Total distributions	(0.27)	(0.63)	(0.70)	(0.59)	(0.57)	(0.33)	(0.25)	(0.57)	(0.64)	(0.56)	(0.56)	(0.57)
Net asset value, end of period	$ 9.42	$ 9.15	$ 9.42	$ 8.71	$ 7.34	$ 9.81	$ 9.30	$ 9.04	$ 9.31	$ 8.61	$ 7.27	$ 9.75

Total return +	6.01%	3.84%	16.85%	27.91%	(20.43)%	0.83%	5.74%	3.28%	16.16%	27.37%	(20.73)%	4.25%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 10,128	$ 6,457	$ 5,366	$ 4,909	$ 1,590	$ 178	$ 13,300	$ 10,404	$ 9,214	$ 7,678	$ 8,203	$ 11,609
Ratios of expenses to average net assets:
Before fee waivers^	1.55%	1.63%	1.48%	1.83%	1.82%	1.55%	2.05%	2.13%	1.98%	2.33%	2.32%	2.04%
After fee waivers^	1.55%	1.63%	1.48%	1.80%	1.82%	1.55%	2.05%	2.13%	1.98%	2.30%	2.32%	2.04%
Ratios of net investment income to
average net assets:
Before fee waivers^	6.05%	6.67%	7.74%	7.75%	6.56%	6.28%	5.55%	6.17%	7.24%	7.25%	6.06%	5.78%
After fee waivers^	6.05%	6.67%	7.74%	7.78%	6.56%	6.28%	5.55%	6.17%	7.24%	7.28%	6.06%	5.78%
Portfolio turnover rate	18% (1)	49%	60%	103%	75%	64% (1)	18% (1)	49%	60%	103%	75%	64%

* Class A shares commenced operations on January 3, 2007.
**The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Loss Averse Growth Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N		Class A			Class C
	Six Months			Six Months			Six Months
	Ended	Year Ended	Period Ended	Ended	Year Ended	Period Ended	Ended	Year Ended	Period Ended
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2012	2011	2010	2012	2011	2010	2012	2011	2010
	(Unaudited)			(Unaudited)			(Unaudited)

Net asset value, beginning of period	$ 10.10	$ 10.17	$ 10.00	$ 10.06	$ 10.16	$ 10.00	$ 9.96	$ 10.13	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.21	0.17	(0.13)	0.20	0.02	(0.14)	0.16	0.07	(0.17)
Net realized and unrealized gain (loss)	0.12	(0.15)	0.30	0.11	(0.03)	0.30	0.12	(0.15)	0.30
Total income (loss) from investment operations	0.33	0.02	0.17	0.31	(0.01)	0.16	0.28	(0.08)	0.13
Less distributions:
Distributions from net investment income	(0.30)	0.00	0.00	(0.21)	0.00	0.00	(0.20)	0.00	0.00
Distributions from net realized gains	0.00	(0.09)	0.00	0.00	(0.09)	0.00	0.00	(0.09)	0.00
Total distributions	(0.30)	(0.09)	0.00	(0.21)	(0.09)	0.00	(0.20)	(0.09)	0.00
Net asset value, end of period	$ 10.13	$ 10.10	$ 10.17	$ 10.16	$ 10.06	$ 10.16	$ 10.04	$ 9.96	$ 10.13

Total return +, #	3.25%	0.20%	1.70%	3.20%	(0.10)%	1.60%	2.86%	(0.79)%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 9,794	$ 8,798	$ 4,303	$ 2,566	$ 1,788	$ 6,224	$ 1,622	$ 1,067	$ 160
Ratios of expenses to average net assets:
Before fee waivers^	2.35%	1.98%	2.75%	2.60%	2.23%	3.00%	3.35%	2.98%	3.75%
After fee waivers^	2.35%	1.98%	2.75%	2.60%	2.23%	3.00%	3.35%	2.98%	3.75%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	4.20%	1.71%	(2.39)%	3.95%	1.46%	(2.64)%	3.20%	0.71%	(3.39)%
After fee waivers^	4.20%	1.71%	(2.39)%	3.95%	1.46%	(2.64)%	3.20%	0.71%	(3.39)%
Portfolio turnover rate	228% (1)	704%	402% (1)	228% (1)	704%	402% (1)	228% (1)	704%	402% (1)

* The fund commenced operations on April 30, 2010.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year.
Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2012	2011	2010	2009	2008	2007
	(Unaudited)

Net asset value, beginning of year	$ 8.86	$ 8.47	$ 7.53	$ 5.77	$ 10.13	$ 9.11
Income (loss) from investment operations:
Net investment income**	0.03	0.08	0.16	0.14	0.03	0.03
Net realized and unrealized gain (loss)	0.17	0.55	0.90	1.70	(3.46)	1.87
Total income (loss) from investment operations	0.20	0.63	1.06	1.84	(3.43)	1.90
Less distributions:
Distributions from net investment income	(0.11)	(0.24)	(0.12)	(0.08)	(0.30)	(0.23)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.36)	(0.65)
Distributions from paid in capital	0.00	0.00	0.00	0.00	(0.27)	0.00
Total distributions	(0.11)	(0.24)	(0.12)	(0.08)	(0.93)	(0.88)
Net asset value, end of year	$ 8.95	$ 8.86	$ 8.47	$ 7.53	$ 5.77	$ 10.13

Total return +	2.41%	7.56%	14.22%	32.37%	(37.06)%	22.85%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 22,710	$ 24,475	$ 23,718	$ 20,515	$ 24,521	$ 34,074
Ratios of expenses to average net assets:
Before fee waivers	1.83%	1.91%	1.52%	1.86%	1.90%	1.87%
After fee waivers	1.83%	1.91%	1.52%	1.83%	1.90%	1.87%
Ratios of net investment income to
average net assets:
Before fee waivers	0.78%	0.90%	1.99%	2.15%	0.41%	0.31%
After fee waivers	0.78%	0.90%	1.99%	2.18%	0.41%	0.31%
Portfolio turnover rate	29% (1)	69%	71%	69%	104%	109%

	Class A						Class C
	Six Months					Period	Six Months
	Ended	Year Ended				Ended	Ended	Year Ended
	April 30,	October 31,				October 31,	April 30,	October 31,
	2012	2011	2010	2009	2008	2007*	2012	2011	2010	2009	2008	2007
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 8.83	$ 8.45	$ 7.52	$ 5.74	$ 10.11	$ 8.41	$ 8.70	$ 8.32	$ 7.40	$ 5.64	$ 9.95	$ 8.90
Income (loss) from investment operations:
Net investment income (loss)**	0.03	0.06	0.14	0.13	0.01	0.00	(0.01)	(0.01)	0.08	0.07	(0.05)	(0.06)
Net realized and unrealized gain (loss)	0.17	0.55	0.90	1.70	(3.45)	1.70	0.17	0.55	0.89	1.69	(3.41)	1.85
Total income (loss) from investment operations	0.20	0.61	1.04	1.83	(3.44)	1.70	0.16	0.54	0.97	1.76	(3.46)	1.79
Less distributions:
Distributions from net investment income	(0.09)	(0.23)	(0.11)	(0.05)	(0.27)	0.00	(0.03)	(0.16)	(0.05)	0.00	(0.02)	(0.09)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.36)	0.00	0.00	0.00	0.00	0.00	(0.36)	(0.65)
Distributions from paid in capital	0.00	0.00	0.00	0.00	(0.30)	0.00	0.00	0.00	0.00	0.00	(0.47)	0.00
Total distributions	(0.09)	(0.23)	(0.11)	(0.05)	(0.93)	0.00	(0.03)	(0.16)	(0.05)	0.00	(0.85)	(0.74)
Net asset value, end of period	$ 8.94	$ 8.83	$ 8.45	$ 7.52	$ 5.74	$ 10.11	$ 8.83	$ 8.70	$ 8.32	$ 7.40	$ 5.64	$ 9.95

Total return +	2.31%	7.33%	13.96%	32.09%	(37.32)%	20.21%	1.88%	6.49%	13.14%	31.21%	(37.80)%	21.69%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,980	$ 2,994	$ 7,530	$ 2,498	$ 468	$ 732	$ 4,251	$ 4,130	$ 3,471	$ 3,513	$ 3,642	$ 6,442
Ratios of expenses to average net assets:
Before fee waivers^	2.08%	2.16%	1.77%	2.11%	2.15%	2.12%	2.83%	2.91%	2.52%	2.86%	2.90%	2.87%
After fee waivers^	2.08%	2.16%	1.77%	2.08%	2.15%	2.12%	2.83%	2.91%	2.52%	2.83%	2.90%	2.87%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.53%	0.65%	1.74%	1.90%	0.16%	0.06%	(0.22)%	(0.10)%	0.99%	1.15%	(0.59)%	(0.69)%
After fee waivers^	0.53%	0.65%	1.74%	1.93%	0.16%	0.06%	(0.22)%	(0.10)%	0.99%	1.18%	(0.59)%	(0.69)%
Portfolio turnover rate	29% (1)	69%	71%	69%	104%	109% (1)	29% (1)	69%	71%	69%	104%	109%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2012	2011	2010	2009	2008	2007
	(Unaudited)

Net asset value, beginning of year	$ 10.60	$ 9.96	$ 8.70	$ 8.09	$ 13.30	$ 12.45
Income (loss) from investment operations:
Net investment income **	0.05	0.06	0.06	0.07	0.10	0.16
Net realized and unrealized gain (loss)	0.82	0.64	1.25	0.62	(4.90)	1.47
Total income (loss) from investment operations	0.87	0.70	1.31	0.69	(4.80)	1.63
Less distributions:
Distributions from net investment income	(0.05)	(0.06)	(0.05)	(0.08)	(0.14)	(0.08)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.27)	(0.70)
Total distributions	(0.05)	(0.06)	(0.05)	(0.08)	(0.41)	(0.78)
Net asset value, end of year	$ 11.42	$ 10.60	$ 9.96	$ 8.70	$ 8.09	$ 13.30

Total return +	8.26%	7.06%	15.11%	8.72%	(37.14)%	13.67%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 33,968	$ 34,171	$ 31,436	$ 29,315	$ 32,126	$ 48,049
Ratios of expenses to average net assets:
Before fee waivers	1.31%	1.62%	1.40%	1.72%	1.85%	1.32%
After fee waivers	1.31%	1.62%	1.40%	1.69%	1.85%	1.32%
Ratios of net investment income to
average net assets:
Before fee waivers	0.86%	0.53%	0.61%	0.90%	0.71%	1.28%
After fee waivers	0.86%	0.53%	0.61%	0.93%	0.71%	1.28%
Portfolio turnover rate	8% (1)	30%	23%	47%	21%	23%

	Class A						Class C
	Six Months					Period	Six Months
	Ended		Year Ended			Ended	Ended	Year Ended
	April 30,		October 31,			October 31,	April 30,	October 31,
	2012	2011	2010	2009	2008	2007*	2012	2011	2010	2009	2008	2007
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 10.57	$ 9.95	$ 8.69	$ 8.06	$ 13.28	$ 12.18	$ 10.31	$ 9.73	$ 8.53	$ 7.93	$ 13.04	$ 12.26
Income (loss) from investment operations:
Net investment income (loss)**	0.03	0.04	0.01	0.05	0.07	0.11	(0.01)	(0.05)	(0.04)	(0.01)	(0.01)	0.04
Net realized and unrealized gain (loss)	0.84	0.64	1.28	0.63	(4.89)	0.99	0.81	0.63	1.24	0.61	(4.81)	1.44
Total income (loss) from investment operations	0.87	0.68	1.29	0.68	(4.82)	1.10	0.80	0.58	1.20	0.60	(4.82)	1.48
Less distributions:
Distributions from net investment income	(0.02)	(0.06)	(0.03)	(0.05)	(0.13)	0.00	0.00	0.00	0.00	0.00	(0.02)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.27)	0.00	0.00	0.00	0.00	0.00	(0.27)	(0.70)
Total distributions	(0.02)	(0.06)	(0.03)	(0.05)	(0.40)	0.00	0.00	0.00	0.00	0.00	(0.29)	(0.70)
Net asset value, end of period	$ 11.42	$ 10.57	$ 9.95	$ 8.69	$ 8.06	$ 13.28	$ 11.11	$ 10.31	$ 9.73	$ 8.53	$ 7.93	$ 13.04

Total return +	8.20%	6.78%	14.82%	8.55%	(37.34)%	9.03%	7.76%	5.96%	14.07%	7.57%	(37.74)%	12.52%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 2,463	$ 2,874	$ 3,844	$ 55	$ 90	$ 187	$ 6,080	$ 6,129	$ 5,769	$ 4,953	$ 5,069	$ 8,785
Ratios of expenses to average net assets:
Before fee waivers^	1.56%	1.87%	1.65%	1.97%	2.10%	1.57%	2.31%	2.62%	2.40%	2.72%	2.85%	2.32%
After fee waivers^	1.56%	1.87%	1.65%	1.94%	2.10%	1.57%	2.31%	2.62%	2.40%	2.69%	2.85%	2.32%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.61%	0.28%	0.36%	0.65%	0.46%	1.03%	(0.14)%	(0.47)%	(0.39)%	(0.10)%	(0.29)%	0.28%
After fee waivers^	0.61%	0.28%	0.36%	0.68%	0.46%	1.03%	(0.14)%	(0.47)%	(0.39)%	(0.07)%	(0.29)%	0.28%
Portfolio turnover rate	8% (1)	30%	23%	47%	21%	23% (1)	8% (1)	30%	23%	47%	21%	23%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2012	2011		2010		2009		2008		2007
	(Unaudited)

Net asset value, beginning of year	$ 3.67	$ 3.50		$ 3.12		$ 3.16		$ 5.54		$ 4.68
Income (loss) from investment operations:
Net investment income (loss)**	0.01	0.01		0.01		0.01		(0.03)		0.01
Net realized and unrealized gain (loss)	0.43	0.16		0.37		(0.05)		(2.10)		0.98
Total income (loss) from investment operations	0.44	0.17		0.38		(0.04)		(2.13)		0.99
Less distributions:
Distributions from net investment income	(0.01)	0.00	(a)	0.00	(a)	0.00		0.00	(a)	0.00
Distributions from net realized gains	0.00	0.00		0.00		0.00		(0.25)		(0.13)
Total distributions	(0.01)	0.00		0.00		0.00		(0.25)		(0.13)
Net asset value, end of year	$ 4.10	$ 3.67		$ 3.50		$ 3.12		$ 3.16		$ 5.54

Total return +	12.08%	4.91%		12.29%		(1.27)%		(40.18)%		21.56%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 27,601	$ 29,252		$ 31,774		$ 33,199		$ 44,811		$ 66,087
Ratios of expenses to average net assets:
Before fee waivers	1.41%	1.20%		1.26%		1.04%		1.77%		1.39%
After fee waivers	1.41%	1.20%		1.26%		1.01%		1.77%		1.24%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.52%	0.39%		0.18%		0.18%		(0.60)%		0.01%
After fee waivers	0.52%	0.39%		0.18%		0.21%		(0.60)%		0.16%
Portfolio turnover rate	19% (1)	81%		291%		258%		328%		232%

	Class A											Class C
	Six Months									Period		Six Months
	Ended	Year Ended								Ended		Ended	Year Ended
	April 30,	October 31,								October 31,		April 30,	October 31,
	2012	2011		2010		2009		2008		2007*		2012	2011	2010	2009	2008		2007
	(Unaudited)											(Unaudited)

Net asset value, beginning of period	$ 3.63	$ 3.47		$ 3.09		$ 3.14		$ 5.54		$ 4.63		$ 3.42	$ 3.30	$ 2.96	$ 3.04	$ 5.38		$ 4.59
Income (loss) from investment operations:
Net investment income (loss)**	0.00	0.00	(a)	0.00	(a)	0.00	(a)	(0.04)		0.00	(a)	(0.01)	(0.02)	(0.03)	(0.02)	(0.07)		(0.04)
Net realized and unrealized gain (loss)	0.42	0.16		0.38		(0.05)		(2.11)		0.91		0.40	0.14	0.37	(0.06)	(2.02)		0.96
Total income (loss) from investment operations	0.42	0.16		0.38		(0.05)		(2.15)		0.91		0.39	0.12	0.34	(0.08)	(2.09)		0.92
Less distributions:
Distributions from net investment income	0.00	0.00		0.00		0.00		0.00	(a)	0.00		0.00	0.00	0.00	0.00	0.00	(a)	0.00
Distributions from net realized gains	0.00	0.00		0.00		0.00		(0.25)		0.00		0.00	0.00	0.00	0.00	(0.25)		(0.13)
Total distributions	0.00	0.00		0.00		0.00		(0.25)		0.00		0.00	0.00	0.00	0.00	(0.25)		(0.13)
Net asset value, end of period	$ 4.05	$ 3.63		$ 3.47		$ 3.09		$ 3.14		$ 5.54		$ 3.81	$ 3.42	$ 3.30	$ 2.96	$ 3.04		$ 5.38

Total return +	11.67%	4.61%		12.30%		(1.59)%		(40.55)%		19.65%		11.40%	3.64%	11.49%	(2.63)%	(40.65)%		20.44%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 385	$ 245		$ 195		$ 53		$ 31		$ 293		$ 4,282	$ 4,631	$ 4,845	$ 5,106	$ 5,923		$ 11,394
Ratios of expenses to average net assets:
Before fee waivers^	1.66%	1.45%		1.51%		1.29%		2.02%		1.64%		2.41%	2.20%	2.26%	2.04%	2.77%		2.39%
After fee waivers^	1.66%	1.45%		1.51%		1.26%		2.02%		1.49%		2.41%	2.20%	2.26%	2.01%	2.77%		2.24%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.27%	0.14%		(0.07)%		(0.07)%		(0.85)%		(0.24)%		(0.48)%	(0.61)%	(0.82)%	(0.82)%	(1.60)%		(0.99)%
After fee waivers^	0.27%	0.14%		(0.07)%		(0.04)%		(0.85)%		(0.09)%		(0.48)%	(0.61)%	(0.82)%	(0.79)%	(1.60)%		(0.84)%
Portfolio turnover rate	19% (1)	81%		291%		258%		328%		232% (1)		19% (1)	81%	291%	258%	328%		232%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N	Class A	Class C

	Period Ended	Period Ended	Period Ended
	April 30,	April 30,	April 30,
	2012*	2012*	2012*
	(Unaudited)	(Unaudited)	(Unaudited)

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations:
Net investment loss**	(0.26)	(0.41)	(0.29)
Net realized and unrealized gain	1.57	1.70	1.56
Total income from investment operations	1.31	1.29	1.27
Less distributions:
Distributions from net investment income	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$ 11.31	$ 11.29	$ 11.27

Total return +	13.10%	12.90%	12.70%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 317	$ 933	$ 136
Ratios of expenses to average net assets:
Before fee waivers^	6.68%	6.93%	7.68%
After fee waivers^	6.29%	6.54%	7.29%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(6.19)%	(6.44)%	(7.19)%
After fee waivers^	(5.81)%	(5.56)%	(6.31)%
Portfolio turnover rate	31% (1)	31% (1)	31% (1)

* The Fund commenced operations on December 8, 2011.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year.
Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2012	2011	2010	2009	2008	2007
	(Unaudited)

Net asset value, beginning of year	$ 11.85	$ 12.79	$ 11.12	$ 8.09	$ 16.40	$ 14.41
Income (loss) from investment operations:
Net investment income**	0.04	0.15	0.08	0.05	0.18	0.01
Net realized and unrealized gain (loss)	0.07	(0.98)	1.80	3.09	(7.71)	2.99
Total income (loss) from investment operations	0.11	(0.83)	1.88	3.14	(7.53)	3.00
Less distributions:
Distributions from net investment income	(0.16)	(0.11)	(0.21)	(0.11)	(0.10)	(0.01)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.68)	(1.00)
Total distributions	(0.16)	(0.11)	(0.21)	(0.11)	(0.78)	(1.01)
Net asset value, end of year	$ 11.80	$ 11.85	$ 12.79	$ 11.12	$ 8.09	$ 16.40

Total return +	1.02%	(6.56)%	17.15%	39.44%	(47.93)%	21.70%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 36,181	$ 39,163	$ 36,546	$ 31,858	$ 31,369	$ 50,847
Ratios of expenses to average net assets:
Before fee waivers	2.01%	2.28%	2.53%	2.63%	1.80%	1.91%
After fee waivers	2.01%	2.28%	2.53%	2.60%	1.80%	1.91%
Ratios of net investment income to
average net assets:
Before fee waivers	0.77%	1.19%	0.67%	0.55%	1.45%	0.07%
After fee waivers	0.77%	1.19%	0.67%	0.58%	1.45%	0.07%
Portfolio turnover rate	70% (1)	110%	118%	173%	149%	55%

	Class A							Class C
	Six Months					Period	Six Months
	Ended	Year Ended				Ended	Ended	Year Ended
	April 30,	October 31,				October 31,	April 30,	October 31,
	2012	2011	2010	2009	2008	2007*	2012	2011	2010	2009	2008	2007
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 11.84	$ 12.79	$ 11.13	$ 8.05	$ 16.36	$ 14.62	$ 11.44	$ 12.37	$ 10.78	$ 7.81	$ 15.90	$ 14.13
Income (loss) from investment operations:
Net investment income (loss)**	0.02	0.18	0.04	0.03	0.13	(0.02)	(0.01)	0.02	(0.04)	(0.04)	0.05	(0.14)
Net realized and unrealized gain (loss)	0.08	(1.04)	1.82	3.10	(7.67)	1.76	0.07	(0.95)	1.75	3.01	(7.46)	2.92
Total income (loss) from investment operations	0.10	(0.86)	1.86	3.13	(7.54)	1.74	0.06	(0.93)	1.71	2.97	(7.41)	2.78
Less distributions:
Distributions from net investment income	(0.13)	(0.09)	(0.20)	(0.05)	(0.09)	0.00	(0.04)	0.00	(0.12)	0.00	0.00	(0.01)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.68)	0.00	0.00	0.00	0.00	0.00	(0.68)	(1.00)
Total distributions	(0.13)	(0.09)	(0.20)	(0.05)	(0.77)	0.00	(0.04)	0.00	(0.12)	0.00	(0.68)	(1.01)
Net asset value, end of period	$ 11.81	$ 11.84	$ 12.79	$ 11.13	$ 8.05	$ 16.36	$ 11.46	$ 11.44	$ 12.37	$ 10.78	$ 7.81	$ 15.90

Total return +	0.92%	(6.78)%	16.85%	39.17%	(48.04)%	11.90%	0.52%	(7.52)%	16.00%	38.03%	(48.43)%	20.51%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 925	$ 1,309	$ 322	$ 57	$ 39	$ 182	$ 6,079	$ 6,849	$ 7,036	$ 5,766	$ 4,975	$ 10,092
Ratios of expenses to average net assets:
Before fee waivers^	2.26%	2.53%	2.78%	2.88%	2.05%	2.16%	3.01%	3.28%	3.53%	3.63%	2.80%	2.91%
After fee waivers^	2.26%	2.53%	2.78%	2.85%	2.05%	2.16%	3.01%	3.28%	3.53%	3.60%	2.80%	2.91%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.52%	0.94%	0.42%	0.30%	1.20%	(0.18)%	(0.23)%	0.19%	(0.33)%	(0.45)%	0.45%	(0.93)%
After fee waivers^	0.52%	0.94%	0.42%	0.33%	1.20%	(0.18)%	(0.23)%	0.19%	(0.33)%	(0.42)%	0.45%	(0.93)%
Portfolio turnover rate	70% (1)	110%	118%	173%	149%	55% (1)	70% (1)	70% (1)	118%	173%	149%	55%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2012	2011	2010	2009	2008	2007
	(Unaudited)

Net asset value, beginning of year	$ 13.80	$ 12.84	$ 9.27	$ 9.14	$ 16.77	$ 21.73
Income (loss) from investment operations:
Net investment income**	0.20	0.14	0.14	0.08	0.21	0.17
Net realized and unrealized gain (loss)	1.73	0.98	3.54	0.23	(6.68)	(0.88)
Total income (loss) from investment operations	1.93	1.12	3.68	0.31	(6.47)	(0.71)
Less distributions:
Distributions from net investment income	(0.12)	(0.16)	(0.11)	(0.18)	(0.19)	(0.01)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.97)	(4.24)
Total distributions	(0.12)	(0.16)	(0.11)	(0.18)	(1.16)	(4.25)
Net asset value, end of year	$ 15.61	$ 13.80	$ 12.84	$ 9.27	$ 9.14	$ 16.77

Total return +	14.15%	8.82%	39.91%	3.89%	(40.64)%	(4.20)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 14,650	$ 12,507	$ 7,686	$ 5,542	$ 5,786	$ 10,683
Ratios of expenses to average net assets:
Before fee waivers	1.34%	1.51%	2.26%	3.05%	1.85%	1.73%
After fee waivers	1.34%	1.51%	2.26%	3.02%	1.81%	1.53%
Ratios of net investment income to
average net assets:
Before fee waivers	2.82%	1.09%	1.22%	1.05%	1.61%	0.75%
After fee waivers	2.82%	1.09%	1.22%	1.08%	1.65%	0.95%
Portfolio turnover rate	5% (1)	59%	157%	221%	99%	90%

	Class A						Class C
	Six Months					Period	Six Months
	Ended	Year Ended				Ended	Ended	Year Ended
	April 30,	October 31,				October 31,	April 30,	October 31,
	2012	2011	2010	2009	2008	2007*	2012	2011	2010	2009	2008	2007
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 13.80	$ 12.85	$ 9.27	$ 9.13	$ 16.75	$ 17.65	$ 13.40	$ 12.49	$ 9.01	$ 8.82	$ 16.20	$ 21.31
Income (loss) from investment operations:
Net investment income (loss)**	0.19	0.13	0.10	0.06	0.20	0.10	0.13	0.01	0.02	0.01	0.10	(0.01)
Net realized and unrealized gain (loss)	1.74	0.95	3.56	0.22	(6.69)	(1.00)	1.70	0.94	3.46	0.22	(6.47)	(0.85)
Total income (loss) from investment operations	1.93	1.08	3.66	0.28	(6.49)	(0.90)	1.83	0.95	3.48	0.23	(6.37)	(0.86)
Less distributions:
Distributions from net investment income	(0.11)	(0.13)	(0.08)	(0.14)	(0.16)	0.00	0.00	(0.04)	0.00	(0.04)	(0.04)	(0.01)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.97)	0.00	0.00	0.00	0.00	0.00	(0.97)	(4.24)
Total distributions	(0.11)	(0.13)	(0.08)	(0.14)	(1.13)	0.00	0.00	(0.04)	0.00	(0.04)	(1.01)	(4.25)
Net asset value, end of period	$ 15.62	$ 13.80	$ 12.85	$ 9.27	$ 9.13	$ 16.75	$ 15.23	$ 13.40	$ 12.49	$ 9.01	$ 8.82	$ 16.20

Total return +	14.10%	8.48%	39.66%	3.64%	(40.86)%	(5.09)%	13.66%	7.65%	38.62%	2.76%	(41.23)%	(5.15)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 142	$ 6,962	$ 47	$ 20	$ 83	$ 186	$ 2,246	$ 1,944	$ 1,310	$ 943	$ 1,276	$ 2,855
Ratios of expenses to average net assets:
Before fee waivers^	1.59%	1.76%	2.51%	3.30%	2.10%	1.98%	2.34%	2.51%	3.26%	4.05%	2.85%	2.73%
After fee waivers^	1.59%	1.76%	2.51%	3.27%	2.06%	1.78%	2.34%	2.51%	3.26%	4.02%	2.81%	2.53%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	2.57%	0.81%	0.97%	0.80%	1.36%	0.50%	1.82%	0.07%	0.22%	0.05%	0.61%	(0.25)%
After fee waivers^	2.57%	0.81%	0.97%	0.83%	1.40%	0.70%	1.82%	0.07%	0.22%	0.08%	0.65%	(0.05)%
Portfolio turnover rate	5% (1)	59%	157%	221%	99%	90% (1)	5% (1)	59%	157%	221%	99%	90%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2012	2011	2010		2009	2008	2007
	(Unaudited)

Net asset value, beginning of year	$ 10.44	$ 9.78	$ 7.94		$ 7.64	$ 12.27	$ 13.18
Income (loss) from investment operations:
Net investment income (loss)**	(0.01)	0.02	0.03		0.08	0.08	(0.01)
Net realized and unrealized gain (loss)	0.95	0.66	1.90		0.32	(4.38)	1.34
Total income (loss) from investment operations	0.94	0.68	1.93		0.40	(4.30)	1.33
Less distributions:
Distributions from net investment income	0.00	(0.02)	(0.09)		(0.10)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00		0.00	(0.33)	(2.24)
Total distributions	0.00	(0.02)	(0.09)		(0.10)	(0.33)	(2.24)
Net asset value, end of year	$ 11.38	$ 10.44	$ 9.78		$ 7.94	$ 7.64	$ 12.27

Total return +	9.00%	6.94%	24.39%		5.54%	(35.85)%	10.75%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 13,836	$ 14,739	$ 14,378		$ 13,288	$ 17,630	$ 28,678
Ratios of expenses to average net assets:
Before fee waivers	2.42%	2.10%	2.08%		1.48%	1.89%	2.49%
After fee waivers	2.42%	2.10%	2.08%		1.45%	1.89%	2.34%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	(0.17)%	0.06%	0.37%		1.19%	0.84%	(0.20)%
After fee waivers	(0.17)%	0.06%	0.37%		1.22%	0.84%	(0.05)%
Portfolio turnover rate	29% (1)	50%	41%		40%	52%	44%

	Class A							Class C
	Six Months						Period	Six Months
	Ended	Year Ended					Ended	Ended	Year Ended
	April 30,	October 31,					October 31,	April 30,	October 31,
	2012	2011	2010		2009	2008	2007*	2012	2011	2010	2009	2008	2007
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$ 10.40	$ 9.75	$ 7.92		$ 7.61	$ 12.25	$ 11.71	$ 9.96	$ 9.40	$ 7.65	$ 7.32	$ 11.88	$ 12.94
Income (loss) from investment operations:
Net investment income (loss)**	(0.05)	(0.01)	0.00	(a)	0.07	0.05	(0.03)	(0.06)	(0.09)	(0.06)	0.01	(0.03)	(0.13)
Net realized and unrealized gain (loss)	0.97	0.66	1.89		0.32	(4.36)	0.57	0.91	0.65	1.82	0.32	(4.20)	1.31
Total income (loss) from investment operations	0.92	0.65	1.89		0.39	(4.31)	0.54	0.85	0.56	1.76	0.33	(4.23)	1.18
Less distributions:
Distributions from net investment income	0.00	0.00	(0.06)		(0.08)	0.00	0.00	0.00	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00		0.00	(0.33)	0.00	0.00	0.00	0.00	0.00	(0.33)	(2.24)
Total distributions	0.00	0.00	(0.06)		(0.08)	(0.33)	0.00	0.00	0.00	(0.01)	0.00	(0.33)	(2.24)
Net asset value, end of period	$ 11.32	$ 10.40	$ 9.75		$ 7.92	$ 7.61	$ 12.25	$ 10.81	$ 9.96	$ 9.40	$ 7.65	$ 7.32	$ 11.88

Total return +	8.85%	6.67%	24.01%		5.35%	(35.99)%	4.61%	8.53%	5.96%	23.02%	4.51%	(36.45)%	9.64%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,546	$ 193	$ 154		$ 19	$ 30	$ 68	$ 2,302	$ 2,574	$ 2,341	$ 2,012	$ 2,289	$ 5,059
Ratios of expenses to average net assets:
Before fee waivers^	2.67%	2.35%	2.33%		1.73%	2.14%	2.74%	3.42%	3.10%	3.08%	2.48%	2.89%	3.49%
After fee waivers^	2.67%	2.35%	2.33%		1.70%	2.14%	2.59%	3.42%	3.10%	3.08%	2.45%	2.89%	3.34%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(0.42)%	(0.22)%	0.12%		0.94%	0.59%	(0.45)%	(1.17)%	(0.95)%	(0.63)%	0.19%	(0.16)%	(1.20)%
After fee waivers^	(0.42)%	(0.22)%	0.12%		0.97%	0.59%	(0.29)%	(1.17)%	(0.95)%	(0.63)%	0.22%	(0.16)%	(1.05)%
Portfolio turnover rate	29% (1)	50%	41%		40%	52%	44% (1)	29% (1)	50%	41%	40%	52%	44%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2012	2011	2010	2009	2008	2007
	(Unaudited)

Net asset value, beginning of year	$ 14.75	$ 13.67	$ 11.02	$ 9.34	$ 16.50	$ 13.62
Income (loss) from investment operations:
Net investment loss**	(0.08)	(0.18)	(0.24)	(0.17)	(0.20)	(0.13)
Net realized and unrealized gain (loss)	1.73	1.26	2.89	1.85	(5.48)	3.44
Total income (loss) from investment operations	1.65	1.08	2.65	1.68	(5.68)	3.31
Less distributions:
Distributions from net realized gains	0.00	0.00	0.00	0.00	(1.48)	(0.43)
Total distributions	0.00	0.00	0.00	0.00	(1.48)	(0.43)
Net asset value, end of year	$ 16.40	$ 14.75	$ 13.67	$ 11.02	$ 9.34	$ 16.50

Total return +	11.19%	7.90%	24.05%	17.99%	(37.74)%	24.92%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 13,473	$ 14,975	$ 14,301	$ 14,217	$ 18,649	$ 31,562
Ratios of expenses to average net assets:
Before fee waivers	1.27%	1.45%	2.22%	2.35%	2.03%	1.43%
After fee waivers	1.27%	1.45%	2.22%	2.32%	2.03%	1.43%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.08)%	(1.15)%	(1.88)%	(1.82)%	(1.51)%	(0.86)%
After fee waivers	(1.08)%	(1.15)%	(1.88)%	(1.79)%	(1.51)%	(0.86)%
Portfolio turnover rate	105% (1)	235%	194%	214%	250%	214%

	Class A						Class C
	Six Months					Period	Six Months
	Ended	Year Ended				Ended	Ended	Year Ended
	April 30,	October 31,				October 31,	April 30,	October 31,
	2012	2011	2010	2009	2008	2007*	2012	2011	2010	2009	2008	2007
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 14.59	$ 13.56	$ 10.96	$ 9.31	$ 16.49	$ 13.70	$ 13.69	$ 12.82	$ 10.44	$ 8.94	$ 16.00	$ 13.34
Income (loss) from investment operations:
Net investment loss**	(0.10)	(0.24)	(0.25)	(0.20)	(0.26)	(0.14)	(0.15)	(0.31)	(0.34)	(0.25)	(0.32)	(0.27)
Net realized and unrealized gain (loss)	1.72	1.27	2.85	1.85	(5.44)	2.93	1.61	1.18	2.72	1.75	(5.26)	3.36
Total income (loss) from investment operations	1.62	1.03	2.60	1.65	(5.70)	2.79	1.46	0.87	2.38	1.50	(5.58)	3.09
Less distributions:
Distributions from net realized gains	0.00	0.00	0.00	0.00	(1.48)	0.00	0.00	0.00	0.00	0.00	(1.48)	(0.43)
Total distributions	0.00	0.00	0.00	0.00	(1.48)	0.00	0.00	0.00	0.00	0.00	(1.48)	(0.43)
Net asset value, end of period	$ 16.21	$ 14.59	$ 13.56	$ 10.96	$ 9.31	$ 16.49	$ 15.15	$ 13.69	$ 12.82	$ 10.44	$ 8.94	$ 16.00

Total return +	11.10%	7.60%	23.72%	17.72%	(37.89)%	20.36%	10.66%	6.79%	22.80%	16.78%	(38.34)%	23.77%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,959	$ 1,950	$ 852	$ 149	$ 24	$ 207	$ 3,101	$ 3,193	$ 3,291	$ 3,041	$ 3,192	$ 6,305
Ratios of expenses to average net assets:
Before fee waivers^	1.52%	1.70%	2.47%	2.60%	2.28%	1.68%	2.27%	2.45%	3.22%	3.35%	3.03%	2.43%
After fee waivers^	1.52%	1.70%	2.47%	2.57%	2.28%	1.68%	2.27%	2.45%	3.22%	3.32%	3.03%	2.43%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(1.33)%	(1.40)%	(2.13)%	(2.07)%	(1.76)%	(1.11)%	(2.08)%	(2.15)%	(2.88)%	(2.82)%	(2.51)%	(1.86)%
After fee waivers^	(1.33)%	(1.40)%	(2.13)%	(2.04)%	(1.76)%	(1.11)%	(2.08)%	(2.15)%	(2.88)%	(2.79)%	(2.51)%	(1.86)%
Portfolio turnover rate	105% (1)	235%	194%	214%	250%	214% (1)	105% (1)	235%	194%	214%	250%	214%

* Class A shares commenced operations on January 3, 2007.
**The net investment loss per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2012	2011	2010	2009	2008	2007
	(Unaudited)

Net asset value, beginning of year	$ 13.43	$ 16.03	$ 13.41	$ 7.32	$ 24.83	$ 19.07
Income (loss) from investment operations:
Net investment income (loss)**	(0.01)	(0.05)	(0.11)	(0.08)	0.03	(0.06)
Net realized and unrealized gain (loss)	0.51	(2.55)	3.01	6.28	(12.90)	9.31
Total income (loss) from investment operations	0.50	(2.60)	2.90	6.20	(12.87)	9.25
Less distributions:
Distributions from net investment income	0.00	0.00	(0.28)	0.00	(0.14)	(0.35)
Distributions from net realized gains	0.00	0.00	0.00	(0.11)	(4.50)	(3.14)
Total distributions	0.00	0.00	(0.28)	(0.11)	(4.64)	(3.49)
Net asset value, end of year	$ 13.93	$ 13.43	$ 16.03	$ 13.41	$ 7.32	$ 24.83

Total return +, #	3.72%	(16.22)%	21.98%	86.15%	(62.85)%	55.66%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 14,145	$ 14,616	$ 13,592	$ 10,999	$ 9,466	$ 23,492
Ratios of expenses to average net assets:
Before fee waivers	1.72%	2.10%	2.24%	2.45%	1.70%	2.58%
After fee waivers	1.72%	2.10%	2.24%	2.42%	1.63%	2.28%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	(0.21)%	(0.35)%	(0.80)%	(0.91)%	0.14%	(0.57)%
After fee waivers	(0.21)%	(0.35)%	(0.80)%	(0.88)%	0.21%	(0.27)%
Portfolio turnover rate	62% (1)	98%	206%	63%	84%	92%

	Class A							Class C
	Six Months					Period	Six Months
	Ended	Year Ended				Ended	Ended	Year Ended
	April 30,	October 31,				October 31,	April 30,	October 31,
	2012	2011	2010	2009	2008	2007*	2012	2011	2010	2009	2008	2007
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 13.23	$ 15.83	$ 13.28	$ 7.27	$ 24.79	$ 17.97	$ 12.90	$ 15.56	$ 13.06	$ 7.20	$ 24.56	$ 18.95
Income (loss) from investment operations:
Net investment loss**	0.00	(0.12)	(0.15)	(0.12)	(0.01)	(0.09)	(0.08)	(0.20)	(0.24)	(0.17)	(0.12)	(0.26)
Net realized and unrealized gain (loss)	0.48	(2.48)	2.98	6.24	(12.84)	6.91	0.50	(2.46)	2.91	6.14	(12.74)	9.24
Total income (loss) from investment operations	0.48	(2.60)	2.83	6.12	(12.85)	6.82	0.42	(2.66)	2.67	5.97	(12.86)	8.98
Less distributions:
Distributions from net investment income	0.00	0.00	(0.28)	0.00	(0.17)	0.00	0.00	0.00	(0.17)	0.00	0.00	(0.23)
Distributions from net realized gains	0.00	0.00	0.00	(0.11)	(4.50)	0.00	0.00	0.00	0.00	(0.11)	(4.50)	(3.14)
Total distributions	0.00	0.00	(0.28)	(0.11)	(4.67)	0.00	0.00	0.00	(0.17)	(0.11)	(4.50)	(3.37)
Net asset value, end of period	$ 13.71	$ 13.23	$ 15.83	$ 13.28	$ 7.27	$ 24.79	$ 13.32	$ 12.90	$ 15.56	$ 13.06	$ 7.20	$ 24.56

Total return +, #	3.63%	(16.42)%	21.62%	85.64%	(62.96)%	37.95%	3.26%	(17.10)%	20.67%	84.37%	(63.22)%	54.16%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 11,309	$ 951	$ 2,663	$ 635	$ 86	$ 350	$ 2,746	$ 2,755	$ 2,746	$ 2,169	$ 1,444	$ 4,318
Ratios of expenses to average net assets:
Before fee waivers^	1.97%	2.35%	2.49%	2.70%	1.95%	2.83%	2.72%	3.10%	3.24%	3.45%	2.70%	3.58%
After fee waivers^	1.97%	2.35%	2.49%	2.67%	1.88%	2.53%	2.72%	3.10%	3.24%	3.42%	2.63%	3.28%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(0.46)%	(0.80)%	(1.05)%	(1.16)%	(0.11)%	(0.82)%	(1.21)%	(1.35)%	(1.80)%	(1.91)%	(0.86)%	(1.57)%
After fee waivers^	(0.46)%	(0.80)%	(1.05)%	(1.13)%	(0.04)%	(0.52)%	(1.21)%	(1.35)%	(1.80)%	(1.88)%	(0.79)%	(1.27)%
Portfolio turnover rate	62% (1)	98%	206%	63%	84%	92% (1)	62% (1)	98%	206%	63%	84%	92%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(1) Not annualized.

See accompanying notes to financial statements.
NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2012

1.

ORGANIZATION

Each Dunham Fund and collectively the Funds (the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of thirteen funds: Monthly Distribution Fund; Corporate/Government Bond Fund; High-Yield Bond Fund; Loss Averse Growth Fund; Appreciation & Income Fund; Large Cap Value Fund; Large Cap Growth Fund; Focused Large Cap Growth Fund; International Stock Fund; Real Estate Stock Fund; Small Cap Value Fund; Small Cap Growth Fund and Emerging Markets Stock Fund.  The Monthly Distribution Fund, Large Cap Growth Fund, Focused Large Cap Growth Fund, and Real Estate Stock Fund operate as non-diversified funds, while the remaining funds operate as diversified funds, within the meaning of the 1940 Act.

UFund	UPrimary Objective
Monthly Distribution Corporate/Government Bond High-Yield Bond	Positive returns in rising and falling market environments Current income and capital appreciation High level of current income
Loss Averse Growth	Capital appreciation
Appreciation & Income	Total return under varying market conditions through both income and capital appreciation
Large Cap Value	Total return from capital appreciation and dividends
Large Cap Growth	Maximize capital appreciation
Focused Large Cap Growth	Maximize capital appreciation
International Stock	Total return from capital appreciation and dividends
Real Estate Stock	Total return from capital appreciation and dividends
Small Cap Value	Total return from capital appreciation and income
Small Cap Growth	Maximize capital appreciation
Emerging Markets Stock	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class A shares are subject to a front-end sales charge and an annual distribution fee and Class C shares are subject to an annual service and distribution fee.  The Class C and N shares, with the exception of Monthly Distribution, High-Yield Bond, Loss Averse Growth, and Focused Large Cap Growth, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005.   The Class A shares for all Funds except Monthly Distribution, Loss Averse Growth, and Focused Large Cap Growth commenced operations on January 3, 2007. Monthly Distribution‘s Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution Class N shares commenced operations on September 29, 2008.  Loss Averse Growth commenced operations on April 30, 2010.  Focused Large Cap Growth commenced operations on December 8, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees (the “Board”) (or its delegate).  U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, provided such valuations represent fair value.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded.  If no sale price is reported, the last bid price is used.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2012 for the Funds’ assets and liabilities measured at fair value:

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 76,776,834	$ -	$ -	$ 76,776,834
Closed-End Funds	1,508,114	-	-	1,508,114
Preferred Stock *	27,368,951	-		27,368,951
Bonds & Notes *	-	11,006,303	-	11,006,303
Purchased Put Options	1,994,230	-	-	1,994,230
Short-Term Investments	4,604,986	-	-	4,604,986
Total Investments	$ 112,253,115	$ 11,006,303	$ -	$ 123,259,418
Derivatives
Forward Currency Exchange Contracts	-	36,291	-	36,291
Total Derivatives	$ -	$ 36,291	$ -	$ 36,291
Liabilities
Securities Sold Short	14,706,514	-	-	14,706,514
Total Liabilities	$ 14,706,514	$ -	$ -	$ 14,706,514
Derivatives
Written Options	3,730,389	-	-	3,730,389
Equity Swap Contracts	189,681			189,681
Forward Currency Exchange Contracts	-	344,222	-	344,222
Total Derivatives	$ 3,920,070	$ 344,222	$ -	$ 4,264,292

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Notes & Bonds *	$ -	$ 30,823,782	$ -	$ 30,823,782
Foreign Government Bond	-	303,130	-	303,130
Mortgage Backed Securities	-	5,336,330	-	5,336,330
U.S. Government & Agencies	-	38,101,417	-	38,101,417
Bank Loans	-	506,780	-	506,780
Preferred Stock *	613,256	-	-	613,256
Short-Term Investments	1,890,091	-	-	1,890,091
Total	$ 2,503,347	$ 75,071,439	$ -	$ 77,574,786

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$ -	$ 81,064,402	$ -	$ 81,064,402
Preferred Stock *	3,534,983	-	-	3,534,983
Short-Term Investments	5,175,160	-	-	5,175,160
Total	$ 8,710,143	$ 81,064,402	$ -	$ 89,774,545

Loss Averse Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 9,177,051	$ -	$ -	$ 9,177,051
Exchange Traded Funds	2,462,400	-	-	2,462,400
Total	$ 11,639,451	$ -	$ -	$ 11,639,451

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 14,363,343	$ -	$ -	$ 14,363,343
Convertible Bonds *	-	13,076,527	-	13,076,527
Corporate Bonds *	1,788,991	-	-	1,788,991
Preferred Stock *	1,398,113	-	-	1,398,113
Short-Term Investments	795,827	-	-	795,827
Total	$ 18,346,274	$ 13,076,527	$ -	$ 31,422,801

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 41,291,544	$ -	$ -	$ 41,291,544
Short-Term Investments	1,173,995	-	-	1,173,995
Total	$ 42,465,539	$ -	$ -	$ 42,465,539

Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 31,601,517	$ -	$ -	$ 31,601,517
Short-Term Investments	982,229	-	-	982,229
Total	$ 32,583,746	$ -	$ -	$ 32,583,746

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 1,356,247	$ -	$ -	$ 1,356,247
Short-Term Investments	39,013	-	-	39,013
Total	$ 1,395,260	$ -	$ -	$ 1,395,260

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 3,723,682	$ 36,494,921	$ -	$ 40,218,603
Preferred Stock *	805,772	718,113	-	1,523,885
Short-Term Investments	1,195,395	-	-	1,195,395
Total Investments	$ 5,724,849	$ 37,213,034	$ -	$ 42,937,883
Derivatives
Forward Currency Exchange Contracts	-	84,433	-	84,433
Total Derivatives	$ -	$ 84,433	$ -	$ 84,433
Liabilities - Derivatives
Forward Currency Exchange Contracts	-	115,991	-	115,991
Total Liabilities	$ -	$ 115,991	$ -	$ 115,991

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
REITs *	$ 16,728,862	$ -	$ -	$ 16,728,862
Short-Term Investments	250,952	-	-	250,952
Total	$ 16,979,814	$ -	$ -	$ 16,979,814

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 19,942,901	$ -	$ -	$ 19,942,901
Short-Term Investments	707,828	-	-	707,828
Total	$ 20,650,729	$ -	$ -	$ 20,650,729

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 17,857,593	$ -	$ -	$ 17,857,593
Short-Term Investments	661,357	-	-	661,357
Total	$ 18,518,950	$ -	$ -	$ 18,518,950

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 6,192,106	$ 19,293,640	$ -	$ 25,485,746
Preferred Stock *	363,020	-	-	363,020
Warrants	-	1,572,551	-	1,572,551
Short-Term Investments	1,341,514	-	-	1,341,514
Total	$ 7,896,640	$ 20,866,191	$ -	$ 28,762,831
Forward Currency Exchange Contracts	-	1,310	-	1,310
Total	$ -	$ 1,310	$ -	$ 1,310
Liabilities-Derivatives
Forward Currency Contracts	-	-	-	-
Total Derivatives	$ -	$ -	$ -	$ -

* See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and 2 during the current year presented. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.  For the six months ended April 30, 2012, Monthly Distribution had net realized gains of $423,776 and International Stock and Emerging Markets Stock had net realized losses $26,441 and $84,194, respectively, on forward currency contracts.  At April 30, 2012, net unrealized gains on open forward currency contracts for Monthly Distribution and Emerging Markets Stock were $307,931 and $2,154 respectively, and net unrealized losses for International Stock were $84,795

d. Options – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  For the six months ended April 30, 2012, Monthly Distribution Fund had net realized losses of $2,910,972 resulting from option activity.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

e. Swap Agreements – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objectives.  The Funds may enter into various swap transactions for investment purposes to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.  For the six months ended April 30, 2012, Monthly Distribution had net realized gains of $71,937 resulting from swap activity.

The derivative instruments outstanding as of April 30, 2012 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

f. Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

g. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

h. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

i. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2008 to 2010, the year ended October 31, 2011, and the period ended April 30, 2012, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

j. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond and High-Yield Bond, which will distribute their respective net investment income, if any, monthly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

k. Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates serves as each Fund’s Investment Adviser.  Pursuant to an Investment Advisory Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee”.  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when outperforming, or is penalized when under-performing, a Fund’s benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes, since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Monthly Distribution	0.90% – 1.90%	0.65%	0.25% - 1.25%*
Corporate/Government Bond	0.70% – 1.00%	0.50%	0.20% - 0.50%
High-Yield Bond	0.80% – 1.40%	0.60%	0.20% - 0.80%
Loss Averse Growth	0.75% – 1.55%	0.65%	0.10% - 0.90%
Appreciation & Income	0.90% – 1.60%	0.65%	0.25% - 0.95%
Large Cap Value	0.65% – 1.51%	0.65%	0.00% - 0.86%
Large Cap Growth	0.75% – 1.45%	0.65%	0.10% - 0.80%
Focused Large Cap Growth **	0.45% – 0.79%	0.45%	0.00% - 0.34%
International Stock	0.95% – 1.65%	0.65%	0.30% - 1.00%
Real Estate Stock	0.65% – 1.45%	0.65%	0.00% - 0.80%
Small Cap Value	0.65% – 1.75%	0.65%	0.00% - 1.10%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% - 1.00%
Emerging Markets Stock	0.75% – 1.75%	0.65%	0.10% - 1.10%

          * Prior to March 1, 2011, the Sub-Adviser’s Portion for Monthly Distribution was 0.00% - 1.00% and the Management Fee was 0.65% - 1.65%.

**The Adviser has contractually agreed to waive a portion of its fee during the first 12 months of fund operations, as follows:  0.30% waiver in the first three months, 0.20% waiver in the second three months, 0.15% waiver in the third three months, and 0.10% waiver in the final three months of the 12-month period. The Sub-Adviser has contractually agreed to waive a portion of its fee during the first 12 months of fund operations, as follows: 0.17% waive from its base fee and limit its performance fee to plus or minus 0.17%, resulting in a range of fees of 0.00% to 0.34%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).  Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  In addition, each Fulcrum Fee employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.  All Funds, with the exception of Focused Large Cap Growth, which is in the initial year of its fulcrum fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2012.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the  “Maximum Fee”).  However, because each such Sub-Advisory Agreement requires that the sub-adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser, in most cases, will receive no compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their fulcrum fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Monthly Distribution*	Westchester Capital Management, LLC	IQ Hedge Market Neutral Beta Index	0.75%	+/- 0.15%	0.25%	1.25%
Corporate/Government Bond	Newfleet Asset Management, LLC	Barclays Capital Aggregate Bond Index	0.35%	+/- 0.10%	0.20%	0.50%
High-Yield Bond	PENN Capital Management Co., Inc.	BofA Merrill Lynch High-Yield Cash Pay Index	0.50%	+/- 0.20%	0.20%	0.80%
Loss Averse Growth	PVG Asset Management Corp.	IQ Hedge Long/Short Beta Index	0.50%	+/- 0.20%	0.10%	0.90%
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory Index	0.60%	+/- 0.20%	0.25%	0.95%
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value Index	0.43%	+/- 1.50%	0.00%	0.86%
Large Cap Growth	Mar Vista Investment Partners, LLC	Russell 1000 Growth Index	0.45%	+/- 0.60%	0.10%	0.80%
Focused Large Cap Growth**	The Ithaka Group, LLC	Russell 1000 Growth Index	0.34%	+/- 0.30%	0.10%	0.58%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock	Ten Asset Management, Inc.	Dow Jones US Select Real Estate Securities Total Return Index	0.40%	+/- 0.20%	0.00%	0.80%
Small Cap Value	Denver Investment Advisors LLC	Russell 2000 Value Index	0.55%	+/- 0.25%	0.00%	1.10%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	Marvin & Palmer Associates, Inc.	MSCI Emerging Markets Index USD (Net)	0.60%	+/- 0.30%	0.10%	1.10%

            *Prior to March 1, 2011, the Monthly Distribution Base Fee was 0.50% with a Minimum Fee of 0.00% and a Maximum Fee of 1.00%.

            **The Sub-Adviser has contractually agreed to waive a portion of its fee during the first 12 months of fund operations, as follows: 0.17% waived from its base fee and limit its performance fee to plus or minus 0.17%, resulting in a range of fees of 0.00% to 0.34%.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.08% on the first $250 million of average net assets; 0.07% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees are subject to a minimum of $400,000 in total for the entire Trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire Trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000. The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statements of Operations.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

An officer of GFS is also an officer of the Trust.

c. Chief Compliance Officer– Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

d. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

e. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $4,250 for each board meeting attended in-person;  $500 for all telephonic board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

f. Other Affiliates–During the six months ended April 30, 2012, CIM Securities, LLC, a registered broker/dealer and an affiliate of the PVG Asset Management Corp., Loss Averse’s Sub-Adviser, executed trades on behalf of the Fund.  These trades were cleared through Southwest Securities, Inc. and CIM Securities LLC, received $27,226 in trade commissions for the six months ended April 30, 2012.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2012 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Proceeds of U.S. Government Securities
Monthly Distribution	$154,372,336	$165,225,609	$ -	$ -
Corporate/Government Bond	26,339,460	26,816,052	55,016,114	45,914,686
High-Yield Bond	37,165,003	12,579,745	-	-
Loss Averse Growth	25,687,966	23,938,638	-	-
Appreciation & Income	8,840,256	9,795,268	-	-
Large Cap Value	3,383,722	8,176,025	-	-
Large Cap Growth	6,247,115	11,721,683	-	-
Focused Large Cap Growth	1,489,283	222,909	-	-
International Stock	30,666,803	35,597,900	-	-
Real Estate Stock	973,111	7,795,617	-	-
Small Cap Value	6,481,069	5,059,685	-	-
Small Cap Growth	20,140,520	24,159,684	-	-
Emerging Markets Stock	22,316,685	13,817,800	-	-

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

Transactions in option contracts purchased/written for Monthly Distribution during the six months ended April 30, 2012 were as follows:

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2011	8,272	$ 789,058	15,082	$ 1,515,964
Options purchased/written during year	32,933	3,734,302	233,295	10,416,944
Options exercised during year	(7)	(2,611)	(10,745)	(1,844,178)
Options expired during year	(21,146)	(876,064)	(192,649)	(581,062)
Options closed during year	(4,027)	(1,165,818)	(26,638)	(5,873,882)
Outstanding at April 30, 2012	16,025	$ 2,478,867	18,345	$ 3,633,786

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2012, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
Monthly Distribution	$ 122,529,342	$ 4,857,887	$ (5,451,487)	$ (593,600)
Corporate/Government Bond	74,583,007	3,189,543	(197,764)	2,991,779
High-Yield Bond	85,645,541	4,488,590	(359,586)	4,129,004
Loss Averse Growth	11,536,630	383,488	(280,667)	102,821
Appreciation & Income	28,754,992	3,625,676	(957,867)	2,667,809
Large Cap Value	31,069,903	12,204,801	(784,830)	11,419,971
Large Cap Growth	26,257,803	6,500,809	(174,866)	6,325,943
Focused Large Cap Growth	1,307,001	98,810	(10,551)	88,259
International Stock	40,598,339	5,552,702	(3,213,158)	2,339,544
Real Estate Stock	11,930,517	5,257,868	(208,571)	5,049,297
Small Cap Value	17,654,596	3,211,817	(215,684)	2,996,133
Small Cap Growth	16,213,122	2,727,622	(421,794)	2,305,828
Emerging Markets Stock	25,001,601	4,202,537	(441,308)	3,761,229
* Excludes Unrealized on Foreign Currency Transactions.

6.

FOREIGN CURRENCY CONTRACTS

At April 30, 2012 Monthly Distribution Fund, International Stock Fund and Emerging Markets Stock Fund had the following open foreign currency contracts:

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Buy:
Canadian Dollar	5/2/2012	JP Morgan	4,936,625	$ 5,016,895	$ (20,549)
Euro	5/4/2012	JP Morgan	1,572,560	2,078,217	2,628
Euro	5/4/2012	JP Morgan	1,848,700	2,447,679	(1,440)
Australian Dollar	5/10/2012	JP Morgan	620,440	637,213	8,086
British Pound	5/30/2012	JP Morgan	215,908	347,828	2,721
				$ 10,527,832	$ (8,554)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Sell:
Canadian Dollar	5/2/2012	JP Morgan	20,800	$ 20,950	$ (102)
Canadian Dollar	5/2/2012	JP Morgan	1,339,200	1,355,740	339
Canadian Dollar	5/2/2012	JP Morgan	2,648,750	2,667,153	(13,640)
Canadian Dollar	5/2/2012	JP Morgan	336,375	338,065	(2,379)
Canadian Dollar	5/2/2012	JP Morgan	84,500	84,111	(1,412)
Canadian Dollar	5/2/2012	JP Morgan	55,250	55,791	(127)
Canadian Dollar	5/2/2012	JP Morgan	237,250	239,254	(866)
Canadian Dollar	5/2/2012	JP Morgan	214,500	217,988	893
Euro	5/4/2012	JP Morgan	1,572,560	2,071,612	(9,232)
Euro	5/4/2012	JP Morgan	1,324,300	1,739,468	(12,873)
Euro	5/4/2012	JP Morgan	524,400	692,006	(1,891)
Australian Dollar	5/10/2012	JP Morgan	620,440	638,650	(6,649)
Australian Dollar	5/11/2012	JP Morgan	1,070,202	1,101,623	(11,327)
Canadian Dollar	5/17/2012	JP Morgan	1,326,105	1,325,542	(16,128)
Swiss Franc	5/29/2012	JP Morgan	4,305,400	4,711,148	(32,333)
British Pound	5/30/2012	JP Morgan	1,399,608	2,214,530	(57,874)
British Pound	6/27/2012	JP Morgan	1,999,800	3,225,677	(20,728)
Hong Kong Dollar	6/27/2012	JP Morgan	10,732,500	1,383,647	(127)
Hong Kong Dollar	7/11/2012	JP Morgan	2,584,736	332,988	(290)
Japanese Yen	7/25/2012	JP Morgan	94,050,000	1,135,870	(42,600)
Canadian Dollar	8/29/2012	JP Morgan	4,936,625	5,002,027	20,366
Euro	9/10/2012	JP Morgan	1,848,700	2,449,620	910
Euro	9/10/2012	JP Morgan	125,400	166,448	349
Euro	9/10/2012	JP Morgan	416,100	550,869	(280)
British Pound	9/12/2012	JP Morgan	427,450	684,112	(9,446)
British Pound	9/12/2012	JP Morgan	1,406,734	2,230,067	(52,428)
British Pound	9/12/2012	JP Morgan	545,490	868,134	(16,951)
British Pound	9/12/2012	JP Morgan	165,110	266,073	(1,826)
British Pound	9/12/2012	JP Morgan	181,830	294,928	(100)
Euro	9/12/2012	JP Morgan	28,961	37,921	(441)
Euro	9/12/2012	JP Morgan	8,613	11,315	(93)
Euro	9/12/2012	JP Morgan	2,607	3,443	(10)
Euro	9/12/2012	JP Morgan	2,871	3,801	(2)
Canadian Dollar	9/20/2012	JP Morgan	761,530	764,281	(3,728)
Canadian Dollar	12/19/2012	JP Morgan	710,000	707,806	(6,349)
				$ 39,592,656	$ (299,377)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

International Stock :					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Buy:
Canadian Dollar	5/1/2012	Deutsche Bank	25,981	$ 26,297	$ (105)
Danish Krona	5/1/2012	BNY Mellon Bank	283,742	50,472	109
Brazilian Real	5/2/2012	US Bank	72,543	38,294	(101)
Canadian Dollar	5/2/2012	Deutsche Bank	10,955	11,088	(80)
Danish Krona	5/2/2012	UBS/Deutsche Bank	344,908	61,352	(65)
Euro	5/2/2012	BNY Mellon Bank	21,897	28,974	-
Hong Kong Dollar	5/2/2012	Deutsche Bank	43,161	5,564	1
Japanese Yen	5/2/2012	BNY Mellon Bank	4,980,301	63,349	1,153
South African Rand	5/2/2012	BNY Mellon Bank	77,626	10,013	148
Swedish Krona	5/2/2012	BNY Mellon Bank	150,813	22,431	53
Thai Baht	5/2/2012	US Bank	1,181,139	38,394	232
Swedish Krona	5/3/2012	Deutsche Bank	149,884	22,291	(27)
Japanese Yen	5/7/2012	Deutsche Bank	8,946,093	112,003	1,019
Australian Dollar	6/20/2012	BNY Mellon Bank	1,331,014	1,378,322	(4,370)
British Pound	6/20/2012	Royal Bank of Scotland	298,092	483,930	17,147
Canadian Dollar	6/20/2012	UBS	3,497,226	3,535,352	19,527
Danish Krona	6/20/2012	UBS	34,039	6,057	(8)
Euro	6/20/2012	BNY Mellon Bank	188,236	249,133	532
Hong Kong Dollar	6/20/2012	UBS	287	37	-
Norwegian Krona	6/20/2012	BNY Mellon Bank	505,198	88,005	1,068
Singapore Dollar	6/20/2012	UBS	184,621	149,267	2,896
Swedish Krona	6/20/2012	BNY Mellon Bank	2,834,361	420,712	4,963
Swiss Franc	6/20/2012	UBS	1,760,157	1,939,795	31,972
				$ 8,741,132	$ 76,064

International Stock :					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Sell:
British Pound	5/1/2012	Deutsche Bank	18,687	$ 30,239	$ (109)
Japanese Yen	5/1/2012	BNY Mellon Bank	7,873,570	96,746	(1,821)
Brazilian Real	5/2/2012	US Bank	6,447	3,412	9
British Pound	5/2/2012	Deutsche Bank	9,587	15,584	16
Japanese Yen	5/2/2012	Deutsche Bank	16,500,735	204,648	(1,926)
Mexican Peso	5/2/2012	Deutsche Bank	130,052	9,993	(7)
South African Rand	5/2/2012	UBS	4,659,803	4,101	(22)
Swiss Franc	5/2/2012	Deutsche Bank	556	612	-
Turkish Lira	5/2/2012	Deutsche Bank	2,167	1,230	(1)
Euro	5/3/2012	Deutsche Bank	1,168	1,548	3
British Pound	5/4/2012	Deutsche Bank	3,753	3,754	1
Euro	5/4/2012	Deutsche Bank	3,188	3,188	0
Turkish Lira	5/4/2012	Deutsche Bank	1,609	1,609	(1)
Australian Dollar	6/20/2012	BNY Mellon Bank	324,481	339,597	3,583
British Pound	6/20/2012	BNY Mellon Bank	297,811	466,381	(17,092)
Canadian Dollar	6/20/2012	UBS	461,390	459,643	(6,776)
Danish Krona	6/20/2012	UBS	959,186	169,169	(1,512)
Euro	6/20/2012	BNY Mellon Bank	2,963,273	3,874,805	(47,136)
Japanese Yen	6/20/2012	BNY Mellon Bank	1,027	12	(1)
New Zealand Dollar	6/20/2012	Royal Bank of Scotland	232,632	189,670	(73)
Norwegian Krona	6/20/2012	Royal Bank of Scotland	2,142,978	373,087	(219)
Swedish Krona	6/20/2012	BNY Mellon Bank	2,542,140	374,956	(2,381)
Swiss Franc	6/20/2012	Royal Bank of Scotland/BNY Mellon	1,760,157	1,907,636	(32,158)
				$ 8,531,620	$ (107,622)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

7.

SHARES OF BENEFICIAL INTEREST

At April 30, 2012, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the six months or period ending April 30, 2012 and the year ended October 31, 2011:

Six Months or Period Ended April 30, 2012:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	382,698	29,746	(273,964)	138,480	169,852	9,934	(191,324)	(11,538)
Corporate/Government Bond	866,291	151,706	(543,186)	474,811	86,575	1,733	(47,124)	41,184
High-Yield Bond	2,486,405	167,623	(405,379)	2,248,649	481,990	18,457	(130,867)	369,580
Loss Averse Growth	342,070	3,956	(250,286)	95,740	133,974	2,897	(62,195)	74,676
Appreciation & Income	171,968	34,587	(430,769)	(224,214)	253,155	2,818	(37,590)	218,383
Large Cap Value	118,220	14,993	(382,780)	(249,567)	14,488	343	(70,956)	(56,125)
Large Cap Growth	186,043	23,496	(1,444,010)	(1,234,471)	36,561	61	(9,296)	27,326
Focused Large Cap Growth	28,034	-	-	28,034	82,768	-	(184)	82,584
International Stock	105,470	47,348	(390,361)	(237,543)	24,217	1,301	(57,632)	(32,114)
Real Estate Stock	165,425	8,306	(141,891)	31,840	39,022	4,103	(538,661)	(495,536)
Small Cap Value	30,530	-	(227,120)	(196,590)	403,771	-	(20,582)	383,189
Small Cap Growth	36,559	-	(230,644)	(194,085)	52,147	-	(64,900)	(12,753)
Emerging Markets Stock	67,195	-	(140,555)	(73,360)	804,451	-	(51,564)	752,887

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	129,006	13,569	(112,465)	30,110
Corporate/Government Bond	92,513	21,229	(65,220)	48,522
High-Yield Bond	458,076	28,994	(207,997)	279,073
Loss Averse Growth	68,831	2,469	(16,905)	54,395
Appreciation & Income	87,117	1,694	(82,032)	6,779
Large Cap Value	35,973	-	(83,033)	(47,060)
Large Cap Growth	38,978	-	(269,583)	(230,605)
Focused Large Cap Growth	12,032	-	-	12,032
International Stock	35,354	2,036	(105,418)	(68,028)
Real Estate Stock	21,678	-	(19,251)	2,427
Small Cap Value	9,605	-	(55,063)	(45,458)
Small Cap Growth	17,663	-	(46,277)	(28,614)
Emerging Markets Stock	27,726	-	(35,152)	(7,426)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

Year Ended October 31, 2011:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	1,368,358	45,723	(634,043)	780,038	830,532	21,817	(587,893)	264,456
Corporate/Government Bond	965,070	343,843	(2,419,378)	(1,110,465)	38,122	2,356	(32,426)	8,052
High-Yield Bond	1,329,411	338,266	(2,905,273)	(1,237,596)	323,072	32,109	(218,648)	136,533
Loss Averse Growth	713,091	707	(265,997)	447,801	128,780	5,243	(568,636)	(434,613)
Appreciation & Income	673,757	74,449	(785,248)	(37,042)	767,966	23,334	(1,343,120)	(551,820)
Large Cap Value	815,727	18,205	(765,893)	68,039	55,309	1,947	(171,631)	(114,375)
Large Cap Growth	1,538,223	3,931	(2,647,390)	(1,105,236)	62,978	-	(51,509)	11,469
International Stock	959,284	23,588	(536,321)	446,551	96,710	113	(11,506)	85,317
Real Estate Stock	530,485	8,042	(230,297)	308,230	614,321	35	(113,370)	500,986
Small Cap Value	322,245	2,565	(383,232)	(58,422)	62,165	-	(59,388)	2,777
Small Cap Growth	297,481	-	(327,834)	(30,353)	457,575	-	(386,715)	70,860
Emerging Markets Stock	468,356	-	(227,564)	240,792	90,636	-	(186,944)	(96,308)

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	460,569	24,234	(256,687)	228,116
Corporate/Government Bond	136,342	46,546	(369,794)	(186,906)
High-Yield Bond	412,665	55,906	(307,196)	161,375
Loss Averse Growth	133,515	219	(42,384)	91,350
Appreciation & Income	166,636	7,412	(116,306)	57,742
Large Cap Value	116,309	-	(114,834)	1,475
Large Cap Growth	312,630	-	(429,612)	(116,982)
International Stock	132,149	-	(102,532)	29,617
Real Estate Stock	69,484	351	(29,693)	40,142
Small Cap Value	58,589	-	(49,039)	9,550
Small Cap Growth	66,556	-	(89,955)	(23,399)
Emerging Markets Stock	76,510	-	(39,421)	37,089

8.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.

As of October 31, 2011, permanent book and tax differences, attributable primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, net operating losses and security paydown gains and losses were identified and reclassified among the components of the following Fund’s net assets as follows:

Fund	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions
Monthly Distribution	$ (6,186,744)	$ 608,328	$ 5,578,416
Corporate/Government Bond	-	173,420	(173,420)
Loss Averse Growth	-	(6,965)	6,965
Appreciation & Income	-	157,832	(157,832)
International Stock	-	(84,129)	84,129
Small Cap Value	(43,095)	43,095	-
Small Cap Growth	(304,312)	304,325	(13)
Emerging Markets Stock	(335,790)	274,419	61,371

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

The tax character of distributions paid during the years or period ended October 31, 2011 and October 31, 2010 were as follows:

	Year Ended October 31, 2011				Year or Period Ended October 31, 2010
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Monthly Distribution	$ 3,931,773	$ -	$ -	$ 3,931,773	$ 2,221,849	$ -	$ -	$ 2,221,849
Corporate/Government Bond	4,758,649	877,494	-	5,636,143	3,527,777	-	-	3,527,777
High-Yield Bond	4,758,651	-	-	4,758,651	5,286,245	-	-	5,286,245
Loss Averse Growth	95,803	-	-	95,803	-	-	-	-
Appreciation & Income	952,969	-	-	952,969	375,498	-	-	375,498
Large Cap Value	224,106	-	-	224,106	164,866	-	-	164,866
Large Cap Growth	15,864	-	-	15,864	33,521	-	-	33,521
International Stock	306,458	-	-	306,458	651,479	-	-	651,479
Real Estate Stock	109,747	-	-	109,747	61,575	-	-	61,575
Small Cap Value	27,644	-	-	27,644	140,604	-	-	140,604
Small Cap Growth	-	-	-	-	-	-	-	-
Emerging Markets Stock	-	-	-	-	277,140	-	-	277,140

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Long-Term Gains	Capital Loss Carry Forwards	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
Monthly Distribution	$ -	$ -	$ (18,515,745)	$ (4,852,701)	$ (23,368,446)
Corporate/Government Bond	-	1,421,311	-	1,994,574	3,415,885
High-Yield Bond	17,760	-	(8,392,116)	1,896,620	(6,477,736)
Loss Averse Growth	96,835	-	(152,058)	73,810	18,587
Appreciation & Income	263,092	-	(3,173,982)	3,226,299	315,409
Large Cap Value	90,103	-	(8,345,431)	7,691,436	(563,892)
Large Cap Growth	92,041	-	(20,587,548)	3,209,166	(17,286,341)
International Stock	514,046	-	(11,303,888)	1,206,949	(9,582,893)
Real Estate Stock	101,876	-	(2,545,645)	3,552,724	1,108,955
Small Cap Value	-	-	(5,640,250)	1,789,628	(3,850,622)
Small Cap Growth	-	-	(252,947)	936,120	683,173
Emerging Markets Stock	-	-	(3,737,827)	1,069,012	(2,668,815)

At October 31, 2011, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

	Expiring October 31,
Fund	2015	2016	2017	2019	Total
Monthly Distribution*	$ 12,285,899	$ -	$ 6,229,846	$ -	$ 18,515,745
High-Yield Bond		2,511,654	5,880,462	-	8,392,116
Loss Averse Growth		-	-	152,058	152,058
Appreciation & Income		-	3,173,982	-	3,173,982
Large Cap Value		2,379,074	5,966,357	-	8,345,431
Large Cap Growth		6,086,766	14,500,782	-	20,587,548
International Stock		2,320,734	8,983,154	-	11,303,888
Real Estate Stock		463,094	2,082,551	-	2,545,645
Small Cap Value		-	5,640,250	-	5,640,250
Small Cap Growth		-	252,947	-	252,947
Emerging Markets Stock		-	3,386,808	351,019	3,737,827

* For the Monthly Distribution Fund, $5,007,582, $4,434,238 and $2,844,079 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the next four years. These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, under tax rules.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2012

9.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

10.

SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted such events below.

At a meeting held on March 27, 2012, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, considered and approved the termination of Ten Asset Management, Inc. as a sub-adviser to the Fund, effective April 30, 2012, and the appointment of Cornerstone Real Estate Advisers, LLC (“Cornerstone”) to sub-advise the Fund, effective May 1, 2012.  The Board also approved a change to the investment objective of the Dunham Loss Averse Growth Fund, as well as a name change to the “Dunham Loss Averse Equity Income Fund” effective on June 15, 2012.  The Funds New Investment Objective is to seek to maximize total return from capital appreciation and dividends, with capital preservation during market downturns as a secondary goal.

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Dunham Funds (the “Trust”) held on December 13, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the investment advisory agreement applicable to each of the Funds (“Investment Advisory Agreement”)  and sub-advisory agreements (the “Sub-Advisory Agreements”)  among the Trust, Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and the following Sub-Advisers (each a "Sub-Adviser”, collectively, the "Sub-Advisers") for the indicated series of the Trust: (i)  Arrowstreet Capital, L.P. (“Arrowstreet”) with respect to the Dunham International Stock Fund; (ii)  Calamos Advisors, LLC (“Calamos”) with respect to the Dunham Appreciation & Income Fund; (iii) C.S. McKee, L.P. (“C.S. McKee”) with respect to the Dunham Large Cap Value Fund; (iv) Denver Investment Advisers LLC (“Denver”) with respect to the Dunham Small Cap Value Fund; (v) PENN Capital Management Co., Inc. (“PENN”) with respect to the Dunham High- Yield Bond Fund; (vi) Pier Capital, LLC (“Pier”) with respect to the Dunham Small Cap Growth Fund; (vii) Newfleet Asset Management, LLC (fka, SCM Advisors LLC) (“Newfleet”) with respect to the Dunham Corporate/Government Bond Fund; (viii) Westchester Capital Management, LLC (“Westchester”) with respect to the Dunham Monthly Distribution Fund; (ix) PVG Asset Management Corp. (“PVG”) with respect to the Dunham Loss Averse Growth Fund; (x) Mar Vista Investment Partners, LLC (“Mar Vista”) with respect to the Dunham Large Cap Growth Fund; (xi) Marvin & Palmer Associates, Inc. (“Marvin & Palmer”) with respect to the Dunham Emerging Markets Stock Fund; and (xii)  Ten Asset Management, Inc. (“Ten”) with respect to the Dunham Real Estate Stock Fund. The Board deliberations included consideration of the following:

Trustees reviewed information related to the proposed renewal of the Investment Advisory Agreement with the Trust, including the investment performance of each Fund and a comparison to a peer group of funds and appropriate indices, the Adviser’s personnel and resources, and comparative fees and expenses of a peer group of funds.  The following is a summary of the information reviewed and considered by the Trustees and does not detail all information reviewed and considered.

Nature, Extent and Quality of Services.  As to the nature, extent and quality of services to be provided, the Board reviewed a copy of the Adviser’s Form ADV and discussed the qualifications of the Adviser’s key personnel, its experience managing mutual funds, and its compliance infrastructure and policies. The Trustees noted the Adviser’s on-going commitment to marketing and growing Fund assets.  A representative of the Adviser noted that there have been no changes to key personnel, and further reported that the Trust and Adviser each maintain Directors and Officers liability insurance coverage of $1,000,000. The Independent Trustees noted that the Adviser provides a high level of service to the Funds and maintains open and frank communications with the Board. The Board also reviewed the capitalization of the Adviser based on financial statements provided by the Adviser in the Board materials. The Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

Performance.  As to the investment performance of each Fund, the Trustees reviewed and discussed the performance of each Fund (as measured by the performance of Class N shares, the Trust's largest share Class) compared to broad-based securities market indices, over the past one year, three-year and since-inception periods. The Board also noted information was provided comparing each Fund's performance to that of the average of a relevant peer group. The Independent Trustees discussed the Adviser’s active and consistent approach to monitoring each Sub-Adviser, particularly with respect to the Sub-Adviser's strategies and performance. They concluded that the Adviser, through its Sub-Advisers, had provided an acceptable level of investment return to shareholders.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by the Adviser, the Board reviewed and discussed each Fund’s advisory fees and overall expenses compared to peer groups of similarly managed funds.  The Trustees discussed that the advisory fee for stock funds was approximately 65 basis points whereas the advisory fee for bond funds was approximately 50 basis points. The Adviser representative discussed that stocks funds generally have a higher rate of return and require more involvement in managing the portfolio, and added that when each respective Fund was launched the Adviser looked at the marketplace for similarly managed funds to determine fees that were fair and reasonable in its opinion. The Trustees also discussed the underwriting and 12b-1 fees paid to the Adviser.  It was the consensus of the Board that, based on the Adviser’s expertise and level of service, the management fees were reasonable.

Profitability.  The Trustees next reviewed an analysis of profitability provided by the Adviser.  The Trustees took into account possible benefits derived by the Adviser from its relationship with the Funds. In its evaluation of the Adviser's profitability, the Trustees discussed the salary component of advisory expenses, both including and excluding personnel involved with marketing the Funds. They noted that profit margins would be significantly higher if marketing persons were excluded. The Independent Trustees discussed the Adviser’s expectations for profitability, and the level of profit required to adequately incentivize the Adviser.  They expressed their agreement that a reasonable profit is critical to maintaining a quality advisory relationship. The Trustees concluded that, although certain Funds’ fees may be on the high end relative to other similarly managed funds,  the fees for each Fund are reasonable in light of the advisory services provided and the performance of the Funds, and that the Adviser’s profits from its relationship with the Funds was not excessive.

Economies of Scale.  As to economies of scale, the Trustees noted that the Advisory Agreements did not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for the Adviser to share economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets; however, the Trustees recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale.  The Trustees noted that economies of scale would need to be considered in the future as net asset levels of the Funds grow. Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Investment Advisory Agreement.  Based on their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreement are fair and reasonable, the renewal of the Investment Advisory Agreement is in the best interests of each Fund and its shareholders, and that the advisory fees are for services different than those provided by any Funds’ Sub-Advisers and not duplicative.

The Trustees then reviewed information received related to the Sub-Advisory Agreements, including the investment performance of each Fund and a comparison to a peer group of funds and appropriate indices, each Sub-Adviser’s personnel and resources, and comparative fees and expenses of a peer group of funds.

The following is a summary of the information reviewed and considered by the Trustees and does not detail all information reviewed and considered.

Nature, Extent and Quality of Services.  As to the nature, quality and extent of the services provided by the Sub-Advisers, the Board reviewed materials provided by each Sub-Adviser regarding its operations, including their practices for monitoring compliance.  Where applicable, the Board discussed the results of recent SEC examinations and the Sub-Advisers’ response to the SEC, and the Board was satisfied with each response.  The Board also discussed litigation matters disclosed in the materials provided.  The Board then discussed the financial condition of each Sub-Adviser and reviewed any financial information provided by the Sub-Advisers.  The Board also reviewed the presentation materials prepared by each Sub-Adviser describing their investment processes.  The Board also discussed each Sub-Adviser’s compliance structure and broker selection process.  It was the consensus of the Trustees that each Sub-Adviser continues to have adequate experience and expertise to manage the Fund for which it acts as Sub-Adviser in a manner acceptable to the Board.

Performance.  As to the investment performance of each Sub-Adviser, the Board reviewed the performance of each Fund (as measured by the performance of Class N shares) compared to broad-based securities market indices, over the past one-year, three-year and since-inception periods.  The Board also noted information was provided comparing each Fund’s performance to that of the average of a relevant peer group and benchmark index.  Overall, the Board concluded that the performance of each Fund was acceptable.

Fees and Expenses.  As to the cost of the services to be provided and the profits realized by each Sub-Adviser, the Board considered the Base Fee (as defined in the Sub-Advisory Agreements) paid to each Sub-Adviser when the performance of the applicable Fund is equal to that of the index plus or minus a “null” zone.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  Where provided, the Trustees compared advisory (and sub-advisory) fees, including both flat fee rates and performance fee rates, charged by each Sub-Adviser to its other accounts. The Board also compared each Fund’s fees and total expense ratio with those of a peer group of funds, discussed at length how each Fund compared, and concluded that the sub-advisory fees were within a reasonable range, particularly in light of the relatively small size of each Fund.

The Board then considered the potential fee adjustments to be made to each  Fund’s Base Fee based on performance.  The Trustees agreed that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance.  The Trustees further agreed that the method by which the Performance Fee is calculated under the Sub-Advisory Agreements ensures that any significant fee adjustments are attributable to the Sub-Adviser’s skill level, rather than to random fluctuations, and the performance fee clearly aligns the Sub-Adviser’s interest with those of the Fund’s shareholders.  It was the consensus of the Board that the maximum performance adjustment under each Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account each Fund’s size, volatility, diversification and variability of performance differences.  After consideration, the Board was satisfied that in each case, the relationship of the fee adjustments to the Base Fee was not disproportionately large and that the Funds’ sub-advisory fee was acceptable in light of the quality of services each Fund has received and continues to expect to receive from its Sub-Adviser.

Profitability.  As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid to each Sub-Adviser based on each Fund's current assets, and noted that payments above the Base Fee are dependent on the Sub-Adviser's performance relative to the applicable  index.  The Trustees noted that the Sub-Advisers generally receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the Sub-Advisory Agreement and, in some cases, soft dollars and brokerage fees paid to affiliates.  The Trustees reviewed financial information and profitability analysis of the Sub-Advisers that provided this information.  The Board reviewed financial and profitability analyses provided and the Board concluded that in light of the alignment of interests between the Sub-Advisers and shareholders created by the performance-based fulcrum fee arrangement, the fee arrangement is reasonable and no Sub-Advisers would reap excessive profits from its relationship with the Fund. The Board noted that the Sub-Advisory fees will be higher for better performance by a Fund and agreed that profitability did not appear to be excessive in any instance.

Economies of Scale.  As to economies of scale, the Trustees noted that the Sub-Advisory Agreements did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the Sub-Advisers to share their economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets; however, the Trustees recognized that no Fund had yet reached an asset level where the Sub-Adviser could realize significant economies of scale. The Trustees noted that economies of scale would need to be considered in the future as net asset levels of the Funds grow.  Consequently, the Trustees concluded that the absence of breakpoints at this time was acceptable under the circumstances.

Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Sub-Advisory Agreements.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Sub-Advisory Agreements are reasonable.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Dunham Funds (the “Trust”) held on March 27, 2012, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of a new sub-advisory agreement among the Trust, Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and Cornerstone Real Estate Advisers, LLC (“Cornerstone”) (the “Cornerstone Sub-Advisory Agreement”) on behalf of the Dunham Real Estate Stock Fund (the “Fund”). In connection with its review and approval of the Cornerstone Sub-Advisory Agreement, the Board considered materials furnished by Cornerstone and the Adviser, including information about, but not limited to, Cornerstone’s personnel, operations and financial condition.

At the Meeting, representatives from the Adviser presented to the Board information regarding Cornerstone and the Fund, and responded to questions from the Trustees.  The Board also reviewed the terms of the Cornerstone Sub-Advisory Agreement and compared its terms to those of the prior sub-advisory agreement for the Fund.  The Trustees discussed the terms of the Cornerstone Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the Cornerstone Sub-Advisory Agreement.    A discussion ensued regarding the risks and rewards involved for Cornerstone under the fulcrum fee arrangement.

Nature, Extent and Quality of Services.   As to the nature, quality and extent of the services to be provided by Cornerstone pursuant to the Cornerstone Sub-Advisory Agreement, the Board noted the experience of the portfolio management and research personnel of Cornerstone, including their experience in the investment industry, education and industry credentials. The Board then reviewed the capitalization of Cornerstone based on financial information provided by Cornerstone in the Board materials. The Board also reviewed the presentation materials prepared by Cornerstone detailing its investment process. In addition, the Board discussed Cornerstone’s compliance structure and broker selection process and determined that Cornerstone had the experience and expertise necessary to manage the Fund in a manner acceptable to the Board.

Performance.  As for the performance of Cornerstone, the Board reviewed the performance of a composite of the firm’s U.S. REIT portfolios that had been managed in a similar fashion as proposed for the Fund.  The Board concluded that Cornerstone could be expected to obtain an acceptable level of investment return for shareholders.

Fees and Expenses. As to the cost of the services to be provided and the profits to be realized by the Sub-Adviser, the Board considered the Base Fee to be paid to Cornerstone when the performance of the Fund was equal to that of the FTSE NAREIT All REIT Index. The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results. The Trustees compared the sub-advisory fees charged by Cornerstone to other accounts with investment objectives and strategies similar to that of the Fund and noted that the Fund’s sub-advisory fee was within the range. The Board also compared the Fund’s expected total expense ratio under the Cornerstone Sub-Advisory Agreement with the expense ratios of a peer group of real estate stock funds and concluded that the Base Fee was reasonable. The Board then considered potential fee adjustments to be made to the Fund’s Base Fee based on performance. The Trustees agreed that the twelve-month period over which performance would be computed was sufficiently long to provide a reasonable basis for evaluating Cornerstone’s performance. The Trustees further agreed that the method by which the Performance Fee would be calculated under the Cornerstone Sub-Advisory Agreement including the impact of the “null zone”, would ensure that any significant fee adjustments were attributable to Cornerstone’s skill, or lack thereof, rather than to random fluctuations. It was the consensus of the Board that the maximum performance adjustment under the Cornerstone Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that the relationship of the fee adjustments to the Base Fee was reasonable and not disproportionately large,  and that the Fund’s sub-advisory fee was acceptable in light of the quality of services the Fund expected to receive from Cornerstone and the level of fees paid by other accounts managed by Cornerstone.

Economies of Scale.   As to economies of scale, the Trustees noted that the Cornerstone Sub-Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for Cornerstone to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets; however, the Trustees recognized that the Fund had not yet reached an asset level where Cornerstone could realize any material economies of scale. Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Profitability.    The Board, including the Independent Trustees, next considered the anticipated profits to be realized by Cornerstone in connection with sub-advising the Fund (based on information provided by Cornerstone) and whether the amount of profits are fair entrepreneurial profits for the management of the Fund.  The Board discussed the total fees expected to be paid to Cornerstone based on the Fund’s current assets, and noted that Cornerstone will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the Cornerstone Sub-Advisory Agreement.   The Board  agreed that Cornerstone’s anticipated profitability did not appear to be excessive.

Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all important or controlling with respect to the Cornerstone Sub-Advisory Agreement. As a result of their deliberations, the Board, including all of the Independent Trustees, concluded that the terms of the Cornerstone Sub-Advisory Agreement were fair and reasonable and voted unanimously to approve the Cornerstone Sub-Advisory Agreement for the Fund.

YOUR FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/11*	Ending Account Value 4/30/12	Expenses Paid During Period**	Ending Account Value 4/30/12	Expenses Paid During Period***
Class N:
Monthly Distribution Fund	2.79%	$1,000.00	$1,052.00	$14.23	$1,010.99	$13.95
Corporate/Government Bond Fund	1.10%	$1,000.00	$1,044.50	$ 5.59	$1,019.39	$ 5.52
High-Yield Bond Fund	1.30%	$1,000.00	$1,061.90	$ 6.66	$1,018.40	$ 6.52
Loss Averse Growth Fund	2.35%	$1,000.00	$1,032.50	$12.01	$1,013.18	$11.76
Appreciation & Income Fund	1.83%	$1,000.00	$1,024.10	$ 9.21	$1,015.76	$ 9.17
Large Cap Value Fund	1.31%	$1,000.00	$1,082.60	$ 6.78	$1,018.35	$ 6.57
Large Cap Growth Fund	1.41%	$1,000.00	$1,120.80	$ 7.43	$1,017.85	$ 7.07
Focused Large Cap Growth Fund	6.29%	$1,000.00	$1,131.00	$26.55+	$ 993.30	$31.38
International Stock Fund	2.01%	$1,000.00	$1,010.20	$10.05	$1,014.87	$10.07
Real Estate Stock Fund	1.34%	$1,000.00	$1,141.50	$ 7.13	$1,018.20	$ 6.72
Small Cap Value Fund	2.42%	$1,000.00	$1,090.00	$12.58	$1,012.83	$12.11
Small Cap Growth Fund	1.27%	$1,000.00	$1,111.90	$ 6.67	$1,018.55	$ 6.37
Emerging Markets Stock Fund	1.72%	$1,000.00	$1,037.20	$ 8.71	$1,016.31	$ 8.62
Class A:
Monthly Distribution Fund	3.04%	$1,000.00	$1,050.70	$15.50	$1,009.75	$15.19
Corporate/Government Bond Fund	1.35%	$1,000.00	$1,042.50	$ 6.86	$1,018.15	$ 6.77
High-Yield Bond Fund	1.55%	$1,000.00	$1,060.10	$ 7.94	$1,017.16	$ 7.77
Loss Averse Growth Fund	2.60%	$1,000.00	$1,032.00	$13.28	$1,011.93	$13.01
Appreciation & Income Fund	2.08%	$1,000.00	$1,023.10	$10.46	$1,014.52	$10.42
Large Cap Value Fund	1.56%	$1,000.00	$1,082.00	$ 8.08	$1,017.11	$ 7.82
Large Cap Growth Fund	1.66%	$1,000.00	$1,116.70	$ 8.74	$1,016.61	$ 8.32
Focused Large Cap Growth Fund	6.54%	$1,000.00	$1,129.00	$27.58+	$ 992.34	$32.40
International Stock Fund	2.26%	$1,000.00	$1,009.20	$11.29	$1,013.63	$11.31
Real Estate Stock Fund	1.59%	$1,000.00	$1,141.00	$ 8.46	$1,016.96	$ 7.97
Small Cap Value Fund	2.67%	$1,000.00	$1,088.50	$13.86	$1,011.59	$13.35
Small Cap Growth Fund	1.52%	$1,000.00	$1,111.00	$ 7.98	$1,017.30	$ 7.62
Emerging Markets Stock Fund	1.97%	$1,000.00	$1,036.30	$ 9.97	$1,015.07	$ 9.87

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/11*	Ending Account Value 4/30/12	Expenses Paid During Period**	Ending Account Value 4/30/12	Expenses Paid During Period***
Class C:
Monthly Distribution Fund	3.79%	$1,000.00	$1,046.70	$19.29	$1,006.02	$18.90
Corporate/Government Bond Fund	1.85%	$1,000.00	$1,040.80	$ 9.39	$1,015.66	$ 9.27
High-Yield Bond Fund	2.05%	$1,000.00	$1,057.40	$10.49	$1,014.67	$10.27
Loss Averse Growth Fund	3.35%	$1,000.00	$1,028.40	$17.08	$1,008.20	$16.73
Appreciation & Income Fund	2.83%	$1,000.00	$1,018.80	$14.20	$1,010.79	$14.15
Large Cap Value Fund	2.31%	$1,000.00	$1,077.60	$11.93	$1,013.38	$11.56
Large Cap Growth Fund	2.41%	$1,000.00	$1,114.00	$12.67	$1,012.88	$12.06
Focused Large Cap Growth Fund	7.29%	$1,000.00	$1,127.00	$30.72+	$ 988.61	$36.04
International Stock Fund	3.01%	$1,000.00	$1,005.20	$15.01	$1,009.90	$15.04
Real Estate Stock Fund	2.34%	$1,000.00	$1,136.60	$12.43	$1,013.23	$11.71
Small Cap Value Fund	3.42%	$1,000.00	$1,085.30	$17.73	$1,007.86	$17.07
Small Cap Growth Fund	2.27%	$1,000.00	$1,106.60	$11.89	$1,013.58	$11.36
Emerging Markets Stock Fund	2.72%	$1,000.00	$1,016.30	$13.75	$1,011.34	$13.60

*Focused Large Cap Growth Fund’s beginning account value from December 8, 2011 (commencement of initial offering) to April 30, 2012.

**Expenses Paid During Period are equal to the Fund’s annualized expense ratio (except Focused Large Cap Growth), multiplied by the average account value over the period, multiplied by 182  days and divided by 366 (to reflect the number of days in the six month period ending April 30, 2012).

***Please note that while Focused Large Cap Growth Fund commenced operations on December 8, 2011, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.  This projection assumes that annualized expense ratios were in effect during the period from November 1, 2011 to April 30, 2012.

+Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by

145 days and divided by 366.

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

■

Social Security number and wire transfer instructions

■

account transactions and transaction history

■

investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■

open and account or deposit money

■

direct us to buy securities or direct us to sell your securities

■

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates' everyday business purposes-information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330.  The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

DUNHAM FUNDS℠

WHEN PERFORMANCE COUNTS

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not required for semi-annual reports.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

    /s/Jeffrey Dunham

       Jeffrey Dunham, President

Date

7/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Jeffrey Dunham

        Jeffrey Dunham, President

Date

7/5/12

By (Signature and Title)

/s/Denise Iverson

       Denise Iverson, Treasurer

Date

7/5/12